                                                                    EXHIBIT 10.8


                                CREDIT AGREEMENT



                            DATED AS OF JULY 15, 1997





                                      AMONG



                         HORIZON MEDICAL PRODUCTS, INC.,





                         THE LENDERS REFERRED TO HEREIN




                                       AND




                      NATIONSCREDIT COMMERCIAL CORPORATION,
                                    AS AGENT

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I - DEFINITIONS................................................................................. 1
         SECTION 1.01.  Certain Defined Terms........................................................... 1
         SECTION 1.02.  Accounting Terms and Determinations.............................................18
         SECTION 1.03.  Other Definitional Provisions...................................................19

ARTICLE II - TRANCHE A LOANS............................................................................19
         SECTION 2.01.  Tranche A Loans.................................................................19
         SECTION 2.02.  Tranche A Notes.................................................................19
         SECTION 2.03.  Interest on the Tranche A Loans.................................................19
         SECTION 2.04.  Repayments and Prepayments of Tranche A Notes...................................19

ARTICLE III - TRANCHE B LOANS AND WARRANTS..............................................................22
         SECTION 3.01.  Tranche B Loans.................................................................22
         SECTION 3.02.  Tranche B Notes.................................................................22
         SECTION 3.03.  Interest on the Tranche B Loans.................................................22
         SECTION 3.04.  Repayments and Prepayments of Tranche B Notes...................................22
         SECTION 3.05.  Warrants........................................................................24

ARTICLE IV - WORKING CAPITAL LOANS......................................................................25
         SECTION 4.01.  Working Capital Loans and Commitments...........................................25
         SECTION 4.02.  Working Capital Notes...........................................................25
         SECTION 4.03.  Interest on the Working Capital Loans...........................................25
         SECTION 4.04.  Advancing Working Capital Loans.................................................25
         SECTION 4.05.  Mandatory Repayments and Prepayments............................................26
         SECTION 4.06.  Optional Prepayments............................................................26
         SECTION 4.07.  Application of Payments.........................................................26

ARTICLE V - CONDITIONS..................................................................................27
         SECTION 5.01   Conditions to closing...........................................................27
         SECTION 5.02.  Conditions to Each Loan.........................................................29

ARTICLE VI - REPRESENTATIONS AND WARRANTIES.............................................................31
         SECTION 6.01.  Corporate Existence and Power...................................................31
         SECTION 6.02.  Corporate and Governmental Authorization; No Contravention......................31
         SECTION 6.03.  Binding Effect; Liens of Security Documents.....................................31
         SECTION 6.04.  Financial Information...........................................................32
         SECTION 6.05.  Litigation......................................................................33
         SECTION 6.06.  Ownership of Property, Liens....................................................33
         SECTION 6.07.  No Default......................................................................33
         SECTION 6.08.  No Burdensome Restrictions......................................................33
         SECTION 6.09.  Labor Matters...................................................................34

         SECTION 6.10.  Subsidiaries; Other Equity Investments..........................................34
         SECTION 6.11.  Investment Company Act..........................................................34
         SECTION 6.12.  Margin Regulations..............................................................34
         SECTION 6.13.  Taxes...........................................................................34
         SECTION 6.14.  Compliance with ERISA...........................................................35
         SECTION 6.15.  Brokers.........................................................................35
         SECTION 6.16.  Related Transactions............................................................35
         SECTION 6.17.  Employment, Shareholders and Subscription Agreements............................35
         SECTION 6.18.  Full Disclosure.................................................................35
         SECTION 6.19.  Representations and Warranties Incorporated from Other Operative Documents......36
         SECTION 6.20.  Private Offering................................................................36
         SECTION 6.21.  Compliance with Environmental Requirements; No Hazardous Materials..............36
         SECTION 6.22.  Capitalization..................................................................38
         SECTION 6.23.  Real Property Interests.........................................................38

ARTICLE VII - AFFIRMATIVE COVENANTS.....................................................................39
         SECTION 7.01.  Financial Statements and Other Reports..........................................39
         SECTION 7.02.  Payment of Obligations..........................................................43
         SECTION 7.03.  Conduct of Business and Maintenance of Existence................................43
         SECTION 7.04.  Maintenance of Property; Insurance..............................................43
         SECTION 7.05.  Compliance with Laws............................................................44
         SECTION 7.06.  Inspection of Property, Books and Records.......................................44
         SECTION 7.07.  Use of Proceeds.................................................................44
         SECTION 7.08.  Further Assurances..............................................................45
         SECTION 7.09.  Board Meetings..................................................................45
         SECTION 7.10.  Lenders' Meetings...............................................................45
         SECTION 7.11.  Consummation of the Acquisition.................................................45
         SECTION 7.12.  Hazardous Materials; Remediation................................................45
         SECTION 7.13.  Landlord and Warehouseman Waivers...............................................46
         SECTION 7.14.  Collateral Reports..............................................................46
         SECTION 7.15.  Collections; Right to Notify Account Debtors....................................46
         SECTION 7.16.  Enforcement of Covenants Not to Compete.........................................47
         SECTION 7.17.  Hedging Facilities..............................................................47

ARTICLE VIII - NEGATIVE COVENANTS.......................................................................48
         SECTION 8.01.  Debt............................................................................48
         SECTION 8.02.  Negative Pledge.................................................................48
         SECTION 8.03.  Capital Stock...................................................................49
         SECTION 8.04.  Restricted Payments.............................................................49
         SECTION 8.05.  ERIS............................................................................50
         SECTION 8.06.  Consolidations, Mergers and Sales of Assets.....................................50
         SECTION 8.07.  Purchase of Assets, Investments.................................................51


                                      -ii-
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
         SECTION 8.08.  Transactions with Affiliates....................................................51
         SECTION 8.09.  Amendments or Waivers...........................................................51
         SECTION 8.10.  Fiscal Year.....................................................................51
         SECTION 8.11.  Management Compensation.........................................................51
         SECTION 8.12.  Lease Payments..................................................................51
         SECTION 8.13.  Minimum Net Worth...............................................................52
         SECTION 8.14.  Capital Expenditures............................................................52
         SECTION 8.15.  Total Debt Coverage Ratio.......................................................52
         SECTION 8.16.  Leverage........................................................................52
         SECTION 8.17.  Minimum EBITDA..................................................................52
         SECTION 8.18.  Interest Coverage...............................................................53

ARTICLE IX -EVENTS OF DEFAULT...........................................................................54
         SECTION 9.01.  Events of Default...............................................................54

ARTICLE X - FEES, EXPENSES AND INDEMNITIES; GENERAL PROVISIONS RELATING TO PAYMENTS.....................58
         SECTION 10.01.  Fees...........................................................................58
         SECTION 10.02.  Computation of Interest and Fees...............................................58
         SECTION 10.03.  General Provisions Regarding Payments..........................................58
         SECTION 10.04.  Expenses.......................................................................59
         SECTION 10.05.  Indemnity......................................................................59
         SECTION 10.06.  Taxes..........................................................................60
         SECTION 10.07.  Funding Losses.................................................................60
         SECTION 10.08.  Maximum Interest...............................................................60

ARTICLE XI - THE AGENT..................................................................................62
         SECTION 11.01.  Appointment and Authorization..................................................62
         SECTION 11.03.  Action by Agent................................................................62
         SECTION 11.04.  Consultation with Experts......................................................62
         SECTION 11.05.  Liability of Agent.............................................................62
         SECTION 11.06.  Indemnification................................................................62
         SECTION 11.07.  Credit Decision................................................................63
         SECTION 11.08.  Successor Agent................................................................63

ARTICLE XII - MISCELLANEOUS.............................................................................64
         SECTION 12.01.  Survival.......................................................................64
         SECTION 12.02.  No Waivers.....................................................................64
         SECTION 12.03.  Notices........................................................................64
         SECTION 12.04.  Severability...................................................................64
         SECTION 12.05.  Amendments and Waivers.........................................................64
         SECTION 12.06.  Successors and Assigns; Registration...........................................65
         SECTION 12.07.  Collateral.....................................................................66
         SECTION 12.08.  Headings.......................................................................66
         SECTION 12.09.  GOVERNING LAW; SUBMISSION TO JURISDICTION......................................67

         SECTION 12.10.  Notice of Breach by Agent or Lender............................................67
         SECTION 12.11.  WAIVER OF JURY TRIAL...........................................................67
         SECTION 12.12.  Counterparts...................................................................68

EXHIBIT A         -        Tranche A Note
EXHIBIT B         -        Tranche B Note
EXHIBIT C         -        Working Capital Note
EXHIBIT D         -        Warrant
EXHIBIT E         -        Warrantholders Rights Agreement
EXHIBIT F         -        Company Security Agreement
EXHIBIT G         -        Company Pledge Agreement
EXHIBIT H         -        Subsidiary Guaranty Agreement
EXHIBIT I         -        Subsidiary Security Agreement
EXHIBIT J         -        Shareholder Pledge Agreement
EXHIBIT K         -        Borrowing Base Certificate
EXHIBIT L         -        Opinion of Counsel to the Company
EXHIBIT M         -        Opinion of Kilpatrick Stockton LLP, Special Counsel
                           to the Agent
SCHEDULE 5.01(n)  -        Closing Costs to be Paid at Closing
SCHEDULE 5.01(o)  -        Debt to be Repaid at Closing
SCHEDULE 6.10     -        Subsidiaries
SCHEDULE 6.15     -        Brokers
SCHEDULE 6.17     -        Employment, Shareholders' and Subscription Agreements
SCHEDULE 6.21     -        Environmental Matters
SCHEDULE 6.22     -        Initial Capitalization
SCHEDULE 6.23     -        Real Property Interests
SCHEDULE 7.04     -        Required Insurance
SCHEDULE 8.01     -        Permitted Debt
SCHEDULE 8.02     -        Permitted Liens

                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of July 15, 1997 among HORIZON MEDICAL PRODUCTS, INC., the LENDERS listed on the signature pages hereof and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. CERTAIN DEFINED TERMS. The following terms have the following meanings:

                  "ACQUISITION" means the purchase of all of the outstanding common stock of Strato/Infusaid on or before the Closing Date as described in the Acquisition Documents.

                  "ACQUISITION DOCUMENTS" means (i) the Strato/Infusaid Purchase Agreement and (ii) the Arrow Purchase Agreement.

                  "ADJUSTED EBITDA" means, for any period, EBITDA for such period less Consolidated Capital Expenditures for such period.

                  "AFFILIATE" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Company (a "CONTROLLING PERSON") or (ii) any Person (other than the Company or any of its Subsidiaries) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" of a Person means the possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGENT" means NationsCredit in its capacity as agent for the Lenders hereunder, and its successors in such capacity.

                  "ARROW" means Arrow Interventional, Inc., a Delaware corporation.

                  "ARROW PURCHASE AGREEMENT" means the Asset Purchase and Stock Redemption Agreement among the Company, Arrow and Strato/Infusaid, dated as of July 15, 1997, including the exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

                  "ASSET SALE" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by the Company or any Subsidiary of any asset, but excluding (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of Temporary Cash Investments and cash payments otherwise permitted under this Agreement; provided that a disposition of assets not excluded by clauses (i) or (ii) above during any Fiscal Year shall not constitute an Asset Sale unless and until (and only to the extent that) (x) the aggregate Net Cash Proceeds of such disposition of assets are not used for the purchase of reasonably equivalent replacements of such assets within 90 days thereof or (y) the aggregate Net Cash Proceeds from such disposition (if not used as provided in clause (x) above), when combined with all other such dispositions previously made during such Fiscal Year and not used as provided in clause (x) above, exceeds $100,000.

                  "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "BORROWING BASE" means, on any date, a dollar amount equal to 80% of Eligible Domestic Receivables, 80% of Eligible Secured Foreign Receivables, 50% of Eligible Unsecured Foreign Receivables (not to exceed $500,000 of Borrowing Base availability at any time) and 50% of Eligible Inventory, each determined as of such date; provided, however, that the Receivables and Inventory of Horizon/Neostar shall be excluded for purposes of determining the Borrowing Base.

                  "BORROWING BASE CERTIFICATE" means a certificate, duly executed by the chief financial officer or treasurer of the Company, appropriately completed and substantially in the form of Exhibit K.

                  "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "CAPITAL LEASE" of any Person means any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended from time to time, and regulations promulgated thereunder.

                  "CLASS" refers, with respect to Loans, to whether such Loans are Tranche A Loans, Tranche B Loans or Working Capital Loans and, with respect to Commitments, to whether such Commitments are Tranche A Commitments, Tranche B Commitments or Working Capital Commitments.

                  "CLOSING DATE" means July 15, 1997, or such other date as the parties hereto agree to in writing, but in any event not later than August 15, 1997.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means all property mortgaged, pledged or otherwise purported to be subjected to a Lien pursuant to the Security Documents.

                  "COMMITMENT" means a Tranche A Commitment, Tranche B Commitment or Working Capital Commitment, or any combination of the foregoing, as the context may require.

                  "COMMON STOCK" means the Voting Common Stock or the Non-Voting Common Stock, or both, as the context may require.

                  "COMPANY" means Horizon Medical Products, Inc., a Georgia corporation.

                  "COMPANY ACCOUNT" means the account specified on the signature pages hereof into which all Loans to the Company shall be made available, or such other account as the Company shall from time to time specify by notice to the Lenders.

                  "COMPANY PLEDGE AGREEMENT" means the Pledge Agreement dated as of the date hereof, between the Company and the Agent, substantially in the form of Exhibit G.

                  "COMPANY SECURITY AGREEMENT" means the Security Agreement dated as of the date hereof between the Company and the Agent, substantially in the form of Exhibit F.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate amount of expenditures by the Company and its Consolidated Subsidiaries for plant, property and equipment during such period (including any such expenditure by way of acquisition of a Person or by way of assumption of indebtedness or other obligations of a Person, to the extent reflected as plant, property and equipment), but excluding any such expenditures made for the replacement or restoration of assets to the extent financed by condemnation awards or proceeds of insurance received with respect to the loss or taking of or damage to the asset or assets being replaced or restored.

                  "CONSOLIDATED CURRENT ASSETS" means, at any date, the consolidated current assets (excluding cash and cash equivalents) of the Company and its Consolidated Subsidiaries determined as of such date.

                  "CONSOLIDATED CURRENT LIABILITIES" means, at any date, (i) the consolidated current liabilities (excluding Debt) of the Company and its Consolidated Subsidiaries plus (ii) the current liabilities of any Person (other than the Company or a Consolidated Subsidiary) which are Guaranteed by the Company or a Consolidated Subsidiary, all determined as of such date.

                  "CONSOLIDATED FREE CASH FLOW" means, for any period, EBITDA for such period minus the following amounts:

                  (a) all cash payments of income taxes by the Company and its Consolidated Subsidiaries during such period;

                  (b) Consolidated Capital Expenditures for such period, to the extent that such Consolidated Capital Expenditures are permitted by
         Section 8.13 and are not financed during such period (and will not be financed in any future period) with the proceeds of Debt of the Company or any Subsidiary permitted by Section 8.01(c); and

                  (c) any net gain in respect of Asset Sales during such period.

                  "CONSOLIDATED INTEREST EXPENSE" means for any period, the aggregate amount of all interest on Debt (including payments in the nature of interest under a Capital Lease), that would, in accordance with GAAP, be deducted in determining consolidated net income for such period.

                  "CONSOLIDATED NET WORTH" means as of the date of any determination thereof, the amount of the shareholder's equity of the Company and its Consolidated Subsidiaries as would be shown on the consolidated balance sheet of the Company and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company and its consolidated financial statements if such statements were prepared as of such date.

                  "CONSOLIDATED TOTAL DEBT" means at any date the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis at such date and without giving effect to any amount attributable to original issue discount in connection with the issuance of the Warrants.

                  "CORDOVA WARRANT" means the Warrant to Purchase 10,000 Shares of Common Stock issued by the Company to Cordova Capital Partners, L.P. - Enhanced Appreciation, dated April 26, 1994, as amended by Agreement dated September __, 1995, among Cordova Capital Partners, L.P. - Enhanced Appreciation, the Company and the Management Stockholders.

                  "CREDIT PARTY" means the Company, any Subsidiary of the Company and any shareholder of the Company which is a party to a Shareholder Pledge Agreement.

                  "DEBT" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capital Leases of such Person, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person (other than the Warrants) subject to repurchase or redemption otherwise than at the sole option of such Person, (viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others Guaranteed by such Person.

                  "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "EBITDA" means, for any period, the consolidated net income of the Company and its Consolidated Subsidiaries for such period, after all expenses and other proper charges except depreciation, interest, amortization and income taxes, determined in accordance with GAAP eliminating (i) all intercompany items, (ii) all earnings attributable to equity interests in Persons that are not Subsidiaries unless actually received by the Company or a Consolidated Subsidiary, (iii) all income arising from the forgiveness, adjustment, or negotiated settlement of any indebtedness, (iv) any extraordinary items of income or expense, (v) any increase or decrease in income arising from any change in the Company's method of accounting, subject to Section 1.02, and
(vi) any interest income; provided that, for purposes of determining EBITDA for periods on or before December 31, 1997, there shall be excluded from such calculation any non-recurring expenses related to the acquisition or relocation of Strato/Infusaid.

                  "ELIGIBLE INVENTORY" means, at any date of determination thereof, the aggregate value (determined at the lower of cost or market on a basis consistent with that used in the preparation of the financial statements referred to in Section 6.04(a)) at such date of all Inventory owned by the Company or any Subsidiary (other than Horizon/Neostar) and located in any jurisdiction in the United States of America as to which appropriate UCC financing statements have been filed naming the Company or such Subsidiary as "debtor" and the Agent as "secured party", all net of any amounts payable by the Company or such Subsidiary in respect of commissions, processing fees or other charges, excluding, however, without duplication (i) any such Inventory which has been shipped to a customer, even if on a consignment or "sale or return" basis and whether or not such Inventory has been subsequently returned by such customer; (ii) any Inventory subject to a Lien (other than Liens created pursuant to the Security Agreements or the Sirrom Loan Documents), including a landlord's or warehouseman's Lien; (iii) any Inventory against which the Company or any Subsidiary has taken a reserve; (iv) any Inventory not subject to a valid and perfected first-priority Lien in favor of the Agent under the Security Agreements, subject to no prior or equal Lien; (v) any Inventory not produced in compliance with the applicable requirements of the Fair Labor Standards Act; and
(vi) any supply, scrap or obsolete Inventory and any Inventory that is not reasonably marketable.

                  "ELIGIBLE DOMESTIC RECEIVABLES" means, at any date of determination thereof, the aggregate amount of all Receivables due at such date from an account debtor that is both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof, to the Company or a Subsidiary of the Company (other than Horizon/Neostar), other than the following (determined without duplication):

                  (a) any Receivable that is due from an Affiliate of the Company and any Receivable that is not denominated and payable in U.S. dollars;

                  (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority (including any Receivable due from an account debtor located in the States of Indiana, New Jersey or Minnesota, unless the Company or the applicable Subsidiary (at the time the Receivable was created and at all times thereafter) (i) had filed and has maintained effective a current notice of business activities report with the appropriate office or agency of the States of Indiana, New Jersey or Minnesota, as applicable, or (ii) was and has continued to be exempt from filing such report and has provided the Agent with satisfactory evidence thereof);

                  (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any Receivable payable more than 90 days after the date of the issuance of the original invoice therefor;

                  (e) any Receivable that remains unpaid for more than 60 days from the original due date specified at the time of the issuance of the original invoice therefor;

                  (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped or services not yet performed;

                  (g) any Receivable arising outside the ordinary course of business of the Credit Party whose activities gave rise thereto;

                  (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom the Company or any Subsidiary owes a trade payable, or that otherwise may be subject to any right of recission, set-off, recoupment, counterclaim or defense, whether or not arising out of transactions concerning the contract, in each case to the extent of such account payable, or such right of recission, set-off, recoupment, counterclaim or defense.

                  (i) any Receivable that is not subject to a first priority perfected Lien under the Security Agreements and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;

                  (j) any Receivable due from an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any Subsidiary,

         (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or an Affiliate of the Company, (v) that is the United States of America or any department, agency or instrumentality thereof or any state government or any department, agency or political subdivision thereof, unless the Company or the applicable Subsidiary has complied in all respects with the Federal Assignment of Claims Act of 1940 (31 U.S.C. ss.ss.3727; 41 U.S.C. ss.15) or any similar provision of applicable state law, (vi) that is the subject of a case or proceeding of the type described in clauses (h) and (i) of Section 9.01, or (vii) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired;

                  (k) any Receivable due from an account debtor that the Company or the applicable Subsidiary has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to a Lockbox Account (as defined in the Security Agreements) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account;

                  (l) any Receivable due from an account debtor at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 20% of the aggregate amount of all Receivables due to the Company and its Subsidiaries at such time, but only to the extent of such excess;

                  (m) any Receivable that is not the binding and enforceable obligation of the account debtor; and

                  (n) any Receivable that the Company or the applicable Subsidiary does not have the full and unqualified right to assign and grant a Lien on to the Agent as security for the benefit of the Agent and the Lenders hereunder.

                  "ELIGIBLE SECURED FOREIGN RECEIVABLES" means, at any date of determination thereof, the aggregate amount of all Receivables due at such date from an account debtor other than an account debtor that is both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof, to the Company or a Subsidiary of the Company (other than Horizon/Neostar), which are secured by a letter of credit satisfactory to the Agent and the Required Lenders, other than the following (determined without duplication):

                  (a) any Receivable due from an account debtor that is an Affiliate of the Company and any Receivable that is not denominated and payable in U.S. dollars;

                  (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority;

                  (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any Receivable payable more than 90 days after the date of the issuance of the original invoice therefor;

                  (e) any Receivable that remains unpaid for more than 60 days from the original due date specified at the time of the issuance of the original invoice therefor;

                  (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped or services not yet performed;

                  (g) any Receivable arising outside the ordinary course of business of the Credit Party whose activities gave rise thereto;

                  (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom the Company or any Subsidiary owes a trade payable, or that otherwise may be subject to any right of recission, set-off, recoupment, counterclaim or defense, whether or not arising out of transactions concerning the contract, in each case to the extent of such account payable, or such right of recission, set-off, recoupment, counterclaim or defense.

                  (i) any Receivable that is not subject to a first priority perfected Lien under the Security Agreements and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;

                  (j) any Receivable due from an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any Subsidiary, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or an Affiliate of the Company, (v) that is the subject of a case or proceeding of the type described in clauses (h) and (i) of
         Section 9.01, or (vi) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired;

                  (k) any Receivable due from an account debtor that the Company or the applicable Subsidiary has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to a Lockbox Account (as defined in the Security Agreements) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account;

                  (l) any Receivable due from an account debtor at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 20% of the aggregate amount of all Receivables due to the Company and its Subsidiaries at such time, but only to the extent of such excess;

                  (m) any Receivable that is not the binding and enforceable obligation of the account debtor; and

                  (n) any Receivable that the Company or the applicable Subsidiary does not have the full and unqualified right to assign and grant a Lien on to the Agent as security for the benefit of the Agent and the Lenders hereunder.

                  "ELIGIBLE UNSECURED FOREIGN RECEIVABLES" means, at any date of determination thereof, the aggregate amount of all Receivables (other than Eligible Secured Foreign Receivables) due at such date from an account debtor other than an account debtor that is both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof, to the Company or a Subsidiary of the Company (other than Horizon/Neostar), other than the following (determined without duplication):

                  (a) any Receivable due from an account debtor that is an Affiliate of the Company and any Receivable that is not denominated and payable in U.S. dollars;

                  (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority;

                  (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any Receivable payable more than 90 days after the date of the issuance of the original invoice therefor;

                  (e) any Receivable that remains unpaid for more than 60 days from the original due date specified at the time of the issuance of the original invoice therefor;

                  (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped or services not yet performed;

                  (g) any Receivable arising outside the ordinary course of business of the Credit Party whose activities gave rise thereto;

                  (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom the Company or any Subsidiary owes a trade payable, or that otherwise may be subject to any right of recission, set-off, recoupment, counterclaim or defense, whether or not arising out of transactions concerning the contract, in each case to the extent of such account payable, or such right of recission, set-off, recoupment, counterclaim or defense.

                  (i) any Receivable that is not subject to a first priority perfected Lien under the Security Agreements and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;

                  (j) any Receivable due from an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any Subsidiary, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or an Affiliate of the Company, (v) that is the subject of a case or proceeding of the type described in clauses (h) and (i) of
         Section 9.01, or (vi) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired;

                  (k) any Receivable due from an account debtor that the Company or the applicable Subsidiary has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to a Lockbox Account (as defined in the Security Agreements) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account;

                  (l) any Receivable due from an account debtor at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 20% of the aggregate amount of all Receivables due to the Company and its Subsidiaries at such time, but only to the extent of such excess;

                  (m) any Receivable that is not the binding and enforceable obligation of the account debtor; and

                  (n) any Receivable that the Company or the applicable Subsidiary does not have the full and unqualified right to assign and grant a Lien on to the Agent as security for the benefit of the Agent and the Lenders hereunder.

                  "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions, whether now or hereafter in effect, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute.

                  "ERISA GROUP" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Code.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 9.01.

                  "EXCESS CASH FLOW" means, for any period, an amount equal to
(i) EBITDA for such period minus (ii) the sum of (x) Consolidated Capital Expenditures (except to the extent financed by the proceeds of Debt of the Company or any Subsidiary permitted by Section 8.01(c)), (y) Total Debt Service (exclusive of amortization of debt discount or premium), and (z) all amounts accrued with respect to income taxes by the Company and its Subsidiaries, all as determined for such period, plus (iii) any interest income for such period plus
(iv) any amounts deducted in determining Excess Cash Flow in the prior period for accrued income taxes that were not paid in cash by the Company in such prior period or in the period for which Excess Cash Flow is being determined.

                  "FINANCING DOCUMENTS" means this Agreement, the Notes, the Subsidiary Guaranty Agreement, and the Security Documents.

                  "FISCAL YEAR" means a fiscal year of the Company.

                  "GAAP" has the meaning set forth in Section 1.02.

                  "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "HAZARDOUS MATERIALS" means (i) any "hazardous substance" as defined in CERCLA; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) petroleum, its derivatives, by-products and other hydrocarbons; and (v) any other toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

                  "HAZARDOUS MATERIALS CONTAMINATION" means contamination (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property.

                  "HORIZON/NEOSTAR" means Horizon Acquisition Corp., a Georgia corporation d/b/a Neostar Medical Technologies.

                  "INDEMNITEES" has the meaning set forth in Section 10.05.

                  "INSURANCE ACCOUNT" has the meaning set forth in the Security Agreements.

                  "INTEREST DETERMINATION DATE" means July 1, 1997 and the first Business Day of each calendar month thereafter.

                  "INVENTORY" means inventory (as defined in Article 9 of the UCC) to the extent comprised of readily marketable materials of a type manufactured, consumed or held for resale (including raw materials and work-in-process) by the Company or any Subsidiary in the ordinary course of its business as presently conducted, or as modified from time to time in a manner not prohibited by this Agreement.

                  "INVESTMENT" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

                  "KEY-PERSON LIFE INSURANCE POLICY" has the meaning set forth in Section 7.04(e).

                  "LENDER" means NationsCredit and each other Person that becomes a holder of a Note pursuant to Section 12.06, and their respective successors, and "Lenders" means all of the foregoing.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset, or any financing statement filed in respect of such asset. For the purposes of this Agreement and the other Financing Documents, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "LOANS" means the Tranche A Loans, the Tranche B Loans and the Working Capital Loans, or any combination of the foregoing, as the context may require.

                  "LOCKBOX ACCOUNTS" has the meaning set forth in the Security Agreements.

                  "LOCKBOX AGREEMENT" means, collectively, the Lockbox Agreements each in form and substance satisfactory to Lender, entered into among the Agent, the Company and/or its Subsidiaries and the Lockbox Banks pursuant to the Security Agreements.

                  "LOCKBOX BANK" means, collectively, the banks or other depository institutions at which Lockbox Accounts are established and maintained.

                  "MAJOR CASUALTY PROCEEDS" means (i) the aggregate insurance proceeds received in connection with one or more related events by the Company or any of its Subsidiaries under any Property Insurance Policy or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by the Company or any of its Subsidiaries, if the amount of such aggregate insurance proceeds or award or other compensation exceeds $1,500,000.

                  "MANAGEMENT STOCKHOLDERS" means Marshall B. Hunt, William E. Peterson, Jr. and Roy C. Mallady, Jr.

                  "MARGIN STOCK" has the meaning assigned thereto in Regulation G, U or X of the Federal Reserve Board, as the same may be amended, supplemented or modified from time to time.

                  "MATERIAL ADVERSE EFFECT" shall mean (a) a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries, taken as a whole,
(b) a material impairment of the ability of the Company or any other Credit Party to perform any of its obligations under any Financing Document to which it is or will be a party or (c) a material impairment of the rights of or benefits available to the Agent or the Lenders under any Credit Document.

                  "MATERIAL PLAN" means at any time a Plan having Unfunded Liabilities.

                  "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "NATIONSCREDIT" means NationsCredit Commercial Corporation, a Delaware corporation, and its successors.

                  "NEOSTAR" means Neostar Holding, Inc., a Delaware corporation formerly known as Neostar Medical Technologies, Inc.

                  "NET CASH PROCEEDS" means, with respect to any transaction, an amount equal to the cash proceeds received by the Company or any of its Subsidiaries from or in respect of such transaction (including any cash proceeds received as income or other proceeds of any non-cash proceeds of such transaction), less (x) any expenses (including commissions) reasonably incurred by such Person in respect of such transaction and (y) in the case of an Asset Sale, the amount of any Debt secured by a Lien on the related asset and discharged from the proceeds of such Asset Sale and any taxes paid or payable by such Person (as reasonably estimated by the chief financial officer of the Company) in respect of such Asset Sale.

                  "NON-VOTING COMMON STOCK" means Class B Common Stock, $.001 par value per share, of the Company.

                  "NOTES" means the Tranche A Notes, the Tranche B Notes and the Working Capital Notes, or any combination of the foregoing, as the context may require.

                  "NOTICE OF BORROWING" has the meaning set forth in Section
4.04.

                  "OFFICER'S CERTIFICATE" means a certificate executed on behalf of a Person by its chairman of the board (if an officer), chief executive officer or president or one of its vice presidents and by its chief financial officer or treasurer.

                  "OPERATIVE DOCUMENTS" means the Financing Documents, the Acquisition Documents, the Sirrom Loan Documents, the Warrants and the Warrantholders Rights Agreement.

                  "PAYMENT ACCOUNT" means, with respect to each Lender, the account specified on the signature pages hereof into which all payments by or on behalf of the Company to such Lender under the Financing Documents shall be made, or such other account as such Lender shall from time to time specify by notice to the Company.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED CONTEST" means a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; provided that compliance with the obligation that is the subject of such contest is effectively stayed during such challenge.

                  "PERMITTED LIENS" means Liens permitted pursuant to Section 8.02.

                  "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, limited liability company, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

                  "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "PLEDGE AGREEMENTS" means, collectively, the Company Pledge Agreement and the Shareholder Pledge Agreements.

                  "PROPERTY INSURANCE POLICY" means any insurance policy maintained by the Company or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements or losses from business interruption.

                  "QUARTERLY DATE" means each January 1, April 1, July 1 and October 1.

                  "RECEIVABLE" means, as at any date of determination thereof, the unpaid portion of the obligation, as stated in the respective invoice, of a customer of the Company or a Subsidiary in respect of goods sold or leased, or services rendered, in the ordinary course of business, which amount has been earned by performance under the terms of the related contract and recognized as revenue on the books of the Company or such Subsidiary, net of any credits, rebates or offsets owed to the customer and also net of any commissions payable to Persons other than employees of the Company or its Subsidiaries.

                  "REQUIRED LENDERS" means at any time Lenders holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans or, if no Loans are outstanding, having at least 51% of the aggregate amount of the Commitments.

                  "RESTRICTED PAYMENT" means as to any Person (i) any dividend or other distribution on any shares of such Person's capital stock (other than dividends payable solely in shares of its capital stock), (ii) any payment on account of the principal of or premium, if any, on any Debt convertible into shares of such Person's capital stock, or (iii) any payment on account of purchase, redemption, retirement or acquisition of (A) any shares of such Person's capital stock or (B) any option, warrant or other right to acquire shares of such Person's capital stock (except an acquisition of shares of such Person's capital stock upon the conversion thereof into or the exchange thereof for other shares of such Person's capital stock).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "SECURITY AGREEMENTS" means, collectively, the Company Security Agreement and the Subsidiary Security Agreement.

                  "SECURITY DOCUMENTS" means the Security Agreements, the Pledge Agreements, the Lockbox Agreements, and any other agreement pursuant to which the Company or any of its Subsidiaries or Affiliates provides a Lien on its assets in favor of the Agent for the benefit of the Lenders, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof or of any other Security Document.

                  "SHAREHOLDER PLEDGE AGREEMENTS" means the Pledge Agreements dated as of the date hereof between the Management Stockholders of the Company and the Agent, substantially in the form of Exhibit J.

                  "SIRROM LOAN AGREEMENT" means the Loan Agreement, dated as of September 25, 1995, between the Borrower, Sirrom Capital Corporation and Cardiac Medical, Inc., as assigned by Sirrom Capital Corporation to NationsCredit as of the Closing Date.

                  "SIRROM LOAN DOCUMENTS" means the Sirrom Loan Agreement and each and every promissory note, guaranty, security agreement, collateral document or other instrument, agreement, acknowledgement or other document executed or delivered in connection therewith, as assigned by Sirrom Capital Corporation to NationsCredit as of the Closing Date.

                  "STRATO/INFUSAID" means Strato/Infusaid, Inc., a Massachusetts corporation.

                  "STRATO/INFUSAID PURCHASE AGREEMENT" means the Purchase Agreement among the Company, Strato/Infusaid, Arrow and Pfizer, Inc., dated as of June 20, 1997, including the exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

                  "SUBORDINATED DEBT" means the Debt of Horizon Acquisition Corp. evidenced by (i) that certain Subordinated Secured Note, dated October 24, 1995, executed by Horizon Acquisition Corp. in favor of Neostar in the principal amount of $2,461,017 and (ii) those certain Non-Competition and Consulting Agreements, each dated October 24, 1995, entered into between Horizon Acquisition Corp. and Thomas F. Darden II, Joseph D. Pike, Lance J. Bronnenkant and William W. Wells.

                  "SUBORDINATED SECURITY AGREEMENT" means the Security Agreement, dated October 24, 1995, executed by Horizon in favor of Neostar, Thomas F. Darden II, Joseph D. Pike, Lance J. Bronnenkant and William W. Wells, as Trustee of the William W. Wells Family Trust, securing the Subordinated Debt.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless otherwise specified or required by the context herein, the term Subsidiary shall be deemed to refer to a Subsidiary of the Company.

                  "SUBSIDIARY GUARANTY AGREEMENT" means the guaranty agreement between the Subsidiaries listed on Exhibit A thereto and the Agent, substantially in the form of Exhibit H.

                  "SUBSIDIARY SECURITY AGREEMENT" means the Security Agreement between the Subsidiaries listed on Exhibit A thereto and the Agent, substantially in the form of Exhibit I.

                  "TEMPORARY CASH INVESTMENT" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (ii) above, or
(iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such Investment matures within one year from the date of acquisition thereof by the Company or any of its Subsidiaries.

                  "TOTAL DEBT SERVICE" means, for any period, the sum of: (i) the aggregate interest charges incurred by the Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expense in accordance with GAAP and the portion of any debt discount or premium (but not expenses of issuance) that shall be amortized in such period, and (ii) the aggregate amount during such period of mandatory principal payments pursuant to Sections 2.04(a) and 3.04(a) and all other scheduled principal payments on all other Debt, including the portion of any payments under Capital Leases that is allocable to principal.

                  "TRANCHE A COMMITMENT" means, for NationsCredit as a Lender, an amount equal to $21,500,000.

                  "TRANCHE A LOAN" has the meaning set forth in Section 2.01.

                  "TRANCHE A NOTE" has the meaning set forth in Section 2.02.

                  "TRANCHE B COMMITMENT" means, for NationsCredit as a Lender, an amount equal to $3,500,000.

                  "TRANCHE B LOAN" has the meaning set forth in Section 3.01.

                  "TRANCHE B NOTE" has the meaning set forth in Section 3.02.

                  "UCC" has the meaning set forth in the Security Agreement.

                  "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "VOTING COMMON STOCK" means Class A Common Stock, $.001 par value per share, of the Company.

                  "WARRANTHOLDERS RIGHTS AGREEMENT" means the Warrantholders Rights Agreement dated as of the date hereof among the Company and the warrantholders and stockholders referred to therein, substantially in the form of Exhibit E.

                  "WARRANT SHARES" means the shares of Non-Voting Common Stock issuable upon exercise of the Warrants.

                  "WARRANTS" has the meaning set forth in Section 3.05.

                  "WORKING CAPITAL BORROWING" means the aggregation of Working Capital Loans of the Lenders to be made to the Company pursuant to Section 4.01 on a single date.

                  "WORKING CAPITAL COMMITMENT" means, (i) for NationsCredit as a Lender, initially $3,000,000, less any amount assigned to another Person that becomes a Lender after the date hereof (a "SUBSEQUENT LENDER") and (ii) for any Subsequent Lender, the amount of Working Capital Commitment assigned to such Lender.

                  "WORKING CAPITAL LOANS" has the meaning set forth in Section 4.01.

                  "WORKING CAPITAL NOTE" has the meaning set forth in Section 4.02.

                  SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Lenders; provided that, if the Company notifies the Lenders that the Company wishes to amend any covenant in Article VIII or the definition of "Excess Cash Flow" or any related definition to eliminate the effect of any change in GAAP on the operation of such covenant or the determination of "Excess Cash Flow" (or if the Agent notifies the Company that the Required Lenders wish to amend Article VIII or the definition of "Excess Cash Flow" or any related definition for such purpose), then the Company's compliance with such covenant or "Excess Cash Flow", as the case may be, shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

                  SECTION 1.03. OTHER DEFINITIONAL PROVISIONS. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.01 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

                                   ARTICLE II

                                 TRANCHE A LOANS


                  SECTION 2.01. TRANCHE A LOANS. Upon the terms and subject to the conditions set forth herein, NationsCredit agrees to make one senior floating rate loan to the Company on the Closing Date pursuant to this Section
2.01 in a principal amount equal to its Tranche A Commitment (such loan, or any portion thereof assigned to any other Lender in accordance with Section 12.06, a "Tranche A Loan"). Tranche A Loans are not revolving in nature and amounts of such Loans repaid or prepaid may not be reborrowed. The Tranche A Commitment shall terminate at the close of business on the Closing Date.

                  SECTION 2.02. TRANCHE A NOTES. Each Tranche A Loan shall be evidenced by a Tranche A Note of the Company substantially in the form of Exhibit A (each such note, a "Tranche A Note"), dated the Closing Date in a principal amount equal to the initial principal amount of such Tranche A Loan, duly executed and delivered by the Company and payable to the Lender of such Tranche A Loan.

                  SECTION 2.03. INTEREST ON THE TRANCHE A LOANS. Interest on each Tranche A Loan shall accrue from the Closing Date on the outstanding principal amount thereof at the rate set forth in the Tranche A Note, and shall be payable monthly in arrears as set forth therein.

SECTION 2.04.  REPAYMENTS AND PREPAYMENTS OF TRANCHE A NOTES

                  (a) Mandatory Scheduled Repayments. There shall become due and payable and the Company shall repay an aggregate principal amount of the Tranche A Notes on each Quarterly Date, commencing with the third Quarterly Date following the Closing Date, equal to the applicable installment amount set forth below (or, if less, the aggregate outstanding principal amount of the Tranche A Notes), in each case together with accrued and unpaid interest on the principal amount being repaid to but excluding the date of payment:

                    Installments                           Principal Amount
                    ------------                           ----------------
                    Nos. 1 - 4                                $   537,500
                    Nos. 5 - 12                                   806,250
                    Nos. 13 - 24                                1,075,000

                  (b) Mandatory Incremental Prepayments. There shall become due and payable, and the Company shall prepay, an aggregate principal amount of the Tranche A Notes (or, if less, the aggregate outstanding principal amount of the Tranche A Notes) in the following amounts at the following times, in the case of any prepayment of the remaining Tranche A Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of such payment:

                  (i) on the 90th day following the last day of each Fiscal Year, beginning with the Fiscal Year ending December 31, 1997, an amount equal to 50% of the Excess Cash Flow for such Fiscal Year (or, in the case of the payment for the first such period, for the period beginning on the Closing Date and ending on the last day of such Fiscal
         Year);

                  (ii) on the date on which the Company or any of its Subsidiaries receives (x) any payment which constitutes Major Casualty Proceeds or (y) any payment under the Key-Person Life Insurance Policy, an amount equal to the amount of such payment, unless, in the case of Major Casualty Proceeds only, the Required Lenders shall otherwise direct (in which case the amount of such payment shall be deposited into one or more of the Insurance Accounts to be held and applied in accordance with Section 5 of the Security Agreements);

                  (iii) promptly upon receipt by the Company of the proceeds from the issuance and sale of common stock or other equity securities after the Closing Date, an amount equal to 100% of the Net Cash Proceeds of such issuance and sale in excess of $250,000 in the aggregate over the term of this Agreement; and

                  (iv) promptly upon receipt by the Company or any Subsidiary of the proceeds of any Asset Sale after the Closing Date, an amount equal to 100% of the Net Cash Proceeds of such Asset Sale.

                  (c)      Optional Prepayments.

                  (i) From and after the Closing Date, the Company may prepay the Tranche A Notes in whole or in part (in principal amounts of $100,000 or in any integral multiple of $10,000 in excess thereof) upon at least 10 days' prior irrevocable written notice to the Lenders (and such amounts specified in such notice shall become due and payable on the date so specified), by paying an amount equal to the aggregate principal amount being prepaid together with any premium due pursuant to Section 2.04 (e) below, plus, in the case of any prepayment of the remaining Tranche A Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of payment.

                  (ii) Notwithstanding the foregoing, the Company may not prepay the Tranche A Notes in whole pursuant to this subsection (c) with the proceeds of other Debt unless simultaneously with such prepayment the Company (A) prepays any outstanding balance of the Tranche B Notes, together with the premium due with respect thereto and accrued interest thereon, in accordance with Section 3.04(c), (B) repays all Working Capital Loans, together with any premium due with respect thereto and accrued interest thereon, in accordance with Section 4.05, and terminates the Working Capital Commitments, and (C) redeems in cash, as provided in Section 5.2 of the Warrants, the number of Warrants which any Lender holding such Warrants requests the Company in writing to redeem.

                  (d) Application of Payments. Each repayment or prepayment of less than all of the outstanding aggregate principal amount of the Tranche A Notes shall be applied pro rata to all the Tranche A Notes according to their respective outstanding principal amounts. The principal amount of each payment pursuant to Section 2.04(b) or (c) shall be applied to reduce each of the remaining payments required by Section 2.04(a) in the inverse order of the maturity of such installments. No payment pursuant to Section 2.04(a) or (c) shall (except as reflected in any determination of Excess Cash Flow) reduce the amount of any payment required by Section 2.04(b).

                  (e) Prepayment Premium. Upon each prepayment pursuant to
Section 2.04(c) prior to the second anniversary of the Closing Date, the Borrower shall pay to the Agent for the ratable account of the Lenders, a premium equal to 3.00% of the principal amount being prepaid; provided that no prepayment premium shall be due as a result of a prepayment pursuant to an underwritten public offering.

                                   ARTICLE III

                          TRANCHE B LOANS AND WARRANTS


                  SECTION 3.01. TRANCHE B LOANS. Upon the terms and subject to the conditions set forth herein, NationsCredit agrees to make one floating rate loan to the Company on the Closing Date pursuant to this Section 3.01 in a principal amount equal to its Tranche B Commitment (such loan, or any portion thereof assigned to any other Lender in accordance with Section 12.06, a "Tranche B Loan"). Tranche B Loans are not revolving in nature and amounts of such Loans repaid or prepaid may not be reborrowed. The Tranche B Commitment shall terminate at the close of business on the Closing Date. NationsCredit may, in its discretion, use up to $1,500,000 of the Tranche B Commitment to purchase on the Closing Date the outstanding indebtedness of the Company evidenced and secured by the Sirrom Loan Documents, in which event the principal amount of Tranche B Loans advanced under the Tranche B Commitment shall be reduced by such amount and the mandatory scheduled prepayments under Section 3.04(a) below shall be reduced pro rata by such amount.

                  SECTION 3.02. TRANCHE B NOTES. Each Tranche B Loan shall be evidenced by a Tranche B Note of the Company substantially in the form of Exhibit B (each such note, a "Tranche B Note"), dated the Closing Date in a principal amount equal to the initial principal amount of such Tranche B Loan, duly executed and delivered by the Company and payable to the Lender of such Tranche B Loan.

                  SECTION 3.03. INTEREST ON THE TRANCHE B LOANS. Interest on each Tranche B Loan shall accrue from the Closing Date on the outstanding principal amount thereof at the rate set forth in the Tranche B Note, and shall be payable monthly in arrears as set forth therein.

                  SECTION 3.04.  REPAYMENTS AND PREPAYMENTS OF TRANCHE B NOTES

                  (a) Mandatory Scheduled Payments. There shall become due and payable and the Company shall repay the Tranche B Notes on each Quarterly Date occurring after the earlier of: (i) the date that the Tranche A Notes have been paid in full and (ii) the sixth anniversary of the Closing Date, in an amount equal to $875,000 per quarterly installment (or such other installment amounts as may be specified in the Tranche B Notes), together with accrued and unpaid interest on the principal amount being repaid to but excluding the date of payment.

                  (b) Mandatory Incremental Prepayments. There shall become due and payable, and the Company shall prepay, an aggregate principal amount of the Tranche B Notes (or, if less, the aggregate outstanding principal amount of the Tranche B Notes) in the following amounts at the following times, in each case together with, in the case of any prepayment of the remaining Tranche B Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of such payment:

                  (i) on the 90th day following the last day of each Fiscal Year, beginning with the Fiscal Year ending December 31, 1997, an amount equal to the excess (if any) of (x) 50% of Excess Cash Flow for such Fiscal Year then ended (or, in the case of the payment for the first such period, for the period beginning on the Closing Date and ending on the last day of such Fiscal Year) over (y) the amount applied to the repayment of Tranche A Notes on such date in accordance with
         Section 2.04(b)(i);

                  (ii) on the date on which the Company or any of its Subsidiaries receives (x) any payment which constitutes Major Casualty Proceeds or (y) any payment under the Key-Person Life Insurance Policy, an amount equal to the excess (if any) of (A) the amount of such payment over (B) any amount of such payment applied to the repayment of Tranche A Notes on such date in accordance with Section 2.04(b)(ii) unless, in the case of Major Casualty Proceeds only, the Required Lenders shall otherwise direct (in which case the amount of such payment shall be deposited into one or more of the Insurance Accounts to be held and applied in accordance with Section 5 of the Security Agreements);

                  (iii) promptly upon receipt by the Company of the proceeds from the issuance and sale of common stock or other equity securities after the Closing Date, an amount equal to the excess (if any) of (x) 100% of the Net Cash Proceeds of such issuance and sale in excess of $250,000 in the aggregate over the term of this Agreement, over (y) any amount of such Net Cash Proceeds applied to the repayment of Tranche A Notes on such date in accordance with Section 2.04(b)(iii); and

                  (iv) promptly upon receipt by the Company or any Subsidiary of the proceeds of any Asset Sale after the Closing Date, an amount equal to the excess (if any) of (x) 100% of the Net Cash Proceeds of such Asset Sale over (y) any amount of such Net Cash proceeds applied to the repayment of Tranche A Notes on such date in accordance with Section 2.04(b) (iv).

                  (c)      Optional Prepayments.

                  (i) From and after the date on which the Company has paid the Tranche A Notes in full, the Company may prepay the Tranche B Notes in whole or in part (in principal amounts of $100,000 or in any integral multiple of $10,000 in excess thereof) upon at least 10 days' prior irrevocable written notice to the Lenders (and such amounts specified in such notice shall become due and payable on the date so specified), by paying an amount equal to the aggregate principal amount being prepaid together with any premium due pursuant to Section 3.04(e) below, plus, in the case of any prepayment of the remaining Tranche B Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of payment.

                  (ii) Notwithstanding the foregoing, the Company may not prepay the Tranche B Notes in whole pursuant to this Section 3.04(c) with the proceeds of other Debt unless simultaneously with such prepayment the Company (A) prepays any outstanding balance of the Tranche A Notes, together with the premium due with respect thereto and accrued interest thereon, in accordance with Section 2.04(c), (B) repays all Working Capital Loans, together with any premium due with respect thereto and accrued interest thereon, in accordance with Section 4.05, and terminates the Working Capital Commitments, and (C) redeems in cash, as provided in Section 5.2 of the Warrants, the number of Warrants which any Lender holding such Warrants requests the Company in writing to redeem.

                  (d) Application of Payments. Each payment or prepayment of less than all the outstanding aggregate principal amount of the Tranche B Notes shall be applied pro rata to all the Tranche B Notes according to their respective outstanding principal amounts. The principal amount of each payment pursuant to Section 3.04(b) or (c) shall be applied to reduce each of the remaining payments required by Section 3.04(a) in the inverse order of the maturity of such installments. No payment pursuant to Section 3.04(a) or (c) shall (except as reflected in any determination of Excess Cash Flow) reduce the amount of any payment required by Section 3.04(b).

                  (e) Prepayment Premium. Upon each prepayment pursuant to
Section 3.04(c) prior to the second anniversary of the Closing Date, the Borrower shall pay to the Agent for the ratable account of the Lenders, a premium equal to 3.00% of the principal amount being prepaid; provided that no prepayment premium shall be due as a result of a prepayment pursuant to an underwritten public offering.

                  SECTION 3.05. WARRANTS. (a) On the Agreement Date, the Company shall deliver to NationsCredit, in consideration for executing this Agreement, warrants exercisable for 15,276 shares of Non-Voting Common Stock (the "WARRANTS"). The Warrants shall be substantially in the form of Exhibit D hereto, and shall be duly executed and registered in such name or names and in such denominations as NationsCredit shall have notified the Company. The Warrants shall be fully earned by NationsCredit by its execution hereof.

                  (b) The Company and NationsCredit agree that, for Federal income tax purposes (i) the Warrants together with the Revolving Credit Loans constitute an investment unit and (ii) the aggregate issue price of the Loans is $27,750,000 (or, in the event that NationsCredit shall elect to purchase the indebtedness evidenced and secured by the Sirrom Loan Documents as contemplated by Section 3.01, $26,250,000) and the aggregate purchase price of the Warrants is $250,000. Neither of the Company nor any Lender shall voluntarily take any action inconsistent with the agreement set forth in the immediately preceding sentence.

                                   ARTICLE IV

                              WORKING CAPITAL LOANS

                  SECTION 4.01. WORKING CAPITAL LOANS AND COMMITMENTS. Upon the terms and subject to the conditions set forth herein, each Lender severally and not jointly agrees to make working capital loans ("WORKING CAPITAL LOANS") from time to time to the Company in an aggregate principal amount at any time outstanding not exceed such Lender's Working Capital Commitment. Each Working Capital Borrowing shall be in an aggregate amount of $100,000 or an integral multiple of $10,000 in excess thereof. No more than two Working Capital Borrowings shall be made within any week beginning on Monday of such week and ending on the last Business Day of such week. Within the foregoing limits, the Company may borrow under this Section 4.01, prepay or repay Working Capital Loans as required under Section 4.05(b) or to the extent permitted by Section 4.06, and reborrow pursuant to this Section 4.01.

                  SECTION 4.02. WORKING CAPITAL NOTES. The Working Capital Loans of each Lender shall be evidenced by a single Working Capital Note, substantially in the form of Exhibit C (each such note, a "WORKING CAPITAL NOTE"), dated the Closing Date in an aggregate principal amount equal to the amount of such Lender's Working Capital Commitment, duly executed and delivered and payable to such Lender. Each Lender shall record the date and amount of each Working Capital Loan made by it and the date and amount of each payment of principal made by the Company with respect thereto, and prior to any transfer of its Working Capital Note shall endorse on Schedule A thereto (or any continuation thereof) forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Working Capital Loan then outstanding; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Working Capital Notes. Each Lender is hereby irrevocably authorized by the Company so to endorse its Working Capital Note and to attach to and make a part of its Working Capital Note a continuation of any such schedule as and when required.

                  SECTION 4.03. INTEREST ON THE WORKING CAITAL LOANS. Interest on the Working Capital Loans shall accrue on the aggregate outstanding principal amount thereof at the rate set forth in the Working Capital Note with respect thereto, and shall be payable monthly in arrears as set forth therein.

                  SECTION 4.04. ADVANCING WORKING CAPITAL LOANS. (a) The Company shall give each Lender notice (a "NOTICE OF BORROWING") not later than Noon (New York City time) on the Business Day immediately preceding each Working Capital Borrowing, signed by the chief financial officer or treasurer of the Company, specifying the date (which shall be a Business Day) and aggregate principal amount of such Working Capital Borrowing, and certifying as to the satisfaction of the conditions set forth in clauses (b), (c) and (d) of Section 5.02.

                  (b) Not later than 1:00 P.M. (New York City time) on the date of each borrowing specified in a Notice of Borrowing, each Lender shall make available its ratable share of such Working Capital Borrowing, in Federal or other immediately available funds, to the Company Account.

                  SECTION 4.05. MANDATORY REPAYMENTS AND PREPAYMENTS. (a) The Working Capital Commitment of each Lender shall terminate at the opening of business on the earlier of: (i) July 1, 2004 and (ii) the date on which both the Tranche A Notes and the Tranche B Notes shall have been paid in full (the "TERMINATION DATE"), and there shall become due and the Company shall pay on the Termination Date, the entire outstanding principal amount of each Working Capital Loan, together with accrued and unpaid interest thereon to but excluding the Termination Date, and together with, in the case of any termination prior to the second anniversary of the Closing Date pursuant to clause (ii) of this Section that results from a prepayment of the Tranche A and Tranche B Notes, a premium equal to 3.00% of the Working Capital Commitment in effect immediately prior to such Termination; provided that no prepayment premium shall be payable upon any termination or prepayment that results from an underwritten public offering.

                  (b) If at any time the aggregate unpaid principal balance of the Working Capital Loans exceeds the Borrowing Base, then, on the next succeeding Business Day, the Company shall prepay Working Capital Loans in an aggregate principal amount equal to such excess.

                  SECTION 4.06. OPTIONAL PREPAYMENTS. The Company may prepay the Working Capital Loans in whole or in part (in minimum principal amounts of $100,000 or in any larger integral multiple of $10,000) upon at least one Business Day's prior irrevocable written notice to the Lenders, in an amount equal to 100% of the principal amount being prepaid. The aggregate principal amount of the Working Capital Loans designated for prepayment in any notice of optional prepayment given pursuant to this subsection shall become due and payable on the date fixed for prepayment as specified above.

                  SECTION 4.07. APPLICATION OF PAYMENTS. Each payment or prepayment of less than all the outstanding aggregate principal amount of the Working Capital Loans shall be applied pro rata to all the Working Capital Loans according to their respective outstanding principal amounts.

                                    ARTICLE V

                                   CONDITIONS

                  SECTION 5.01. CONDITIONS TO CLOSING. The obligation of each Lender to make Loans on the Closing Date shall be subject to the satisfaction of the following conditions precedent:

                  (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) receipt by NationsCredit of a duly executed Tranche A Note, Tranche B Note and Working Capital Note for its account and of the duly executed Warrantholders Rights Agreement, each in the form provided for herein, and of certificates representing the Warrants, all duly executed and registered in such name or names and in such denominations as NationsCredit shall have requested;

                  (c) receipt by the Agent of duly executed counterparts of each Security Document required to be effective on the Closing Date (including the Lockbox Agreements), and each other Financing Document, together with share certificates evidencing all of the outstanding Common Stock of the Company held by Management Stockholders and all of the outstanding Common Stock of the Subsidiaries and irrevocable stock powers or transfers, duly executed in blank, and also evidence satisfactory to it in its sole good faith discretion of the effectiveness of the security contemplated thereby;

                  (d) receipt by NationsCredit of evidence satisfactory to it in its sole good faith discretion of the satisfaction (without waiver) of all other conditions to the closing of the Acquisition on the Closing Date, and that all transactions contemplated by the Operative Documents to be consummated on the closing date of the Acquisition will take place prior to or simultaneously with the transactions hereunder contemplated to take place on the Closing Date, and satisfaction of NationsCredit in its sole good faith discretion with the terms and conditions of the Acquisition Documents;

                  (e) receipt by NationsCredit of (i) evidence satisfactory to it in its sole good faith discretion of the effectiveness of all other Operative Documents, each of which shall be in form and substance satisfactory to NationsCredit in its sole good faith discretion, and (ii) each opinion, report, and other document required to be delivered pursuant to the Acquisition Documents in connection with the Acquisition, with a letter from each Person delivering any such opinion, report and other document authorizing reliance thereon by the Agent and the Lenders, all in form and substance satisfactory to NationsCredit;

                  (f) receipt by the Agent of the opinions of King & Spalding and Slaughter and Virgin, counsel for the Company substantially in the form of Exhibit L, and covering such additional matters relating to the transactions contemplated hereby as NationsCredit may reasonably request (by its execution and delivery of this Agreement, the Company authorizes and directs such counsel to deliver such opinions to the Agent);

                  (g) receipt by the Agent of an opinion of Kilpatrick Stockton LLP, special counsel for the Agent, substantially in the form of Exhibit M, and covering such additional matters relating to the transactions contemplated hereby as NationsCredit may reasonably request;

                  (h) receipt by NationsCredit, including in its capacity as Agent, of all fees and any other amounts due and payable hereunder (including fees and expenses payable pursuant to Section 10.04) of which the Company has received notice;

                  (i) receipt by NationsCredit of an environmental report prepared by an environmental consultant satisfactory to NationsCredit, certifying that the Strato/Infusaid facility located in Norwood, Massachusetts is free of Hazardous Materials Contamination and is otherwise in compliance with applicable environmental laws, and providing such detail and containing such information in support of such conclusions as NationsCredit may request;

                  (j) receipt by NationsCredit of any information it may request concerning the financial condition, results of operations, liabilities (contingent and otherwise, including with respect to environmental liabilities and employee and retiree benefits) and prospects of, and the financial reporting and accounting systems and the management information systems of, the Company and satisfaction of NationsCredit in its sole good faith discretion with all such information;

                  (k) satisfaction of NationsCredit in its sole good faith discretion as to the absence of any material adverse change in any aspect of the business, operations, properties, prospects or condition (financial or otherwise) of the Company or any Subsidiaries, or any event or condition which is reasonably likely to result in such a material adverse change;

                  (l) receipt by NationsCredit of a certificate signed by the chief financial officer or treasurer of the Company to the effect that, both before and immediately after the making of the Loans, the purchase of the Warrants and the consummation of the Acquisition and the other transactions contemplated to take place on the Closing Date, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company made in or pursuant to the Operative Documents are true;

                  (m) receipt by the Agent of the written consent of Pfizer, Inc. and Arrow to the assignment by the Company of its rights and claims under the Acquisition Documents, to the Agent as collateral under the Security Documents;

                  (n) receipt by NationsCredit of (i) the financial statements and pro forma balance sheet referred to in Sections 6.04 (b) and (c), (ii) a statement of sources and uses of funds covering all payments reasonably expected to be made by the Company in connection with the transactions contemplated by the Operative Documents to be consummated on the Closing Date, including an itemized estimate of all fees, expenses and other closing costs in an aggregate amount not to exceed the amounts provided for such fees, expenses and closing costs that are set forth in Schedule 5.01(n) and (iii) payment instructions with respect to each wire transfer to be made by the Agent or the Company on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer;

                  (o) receipt by the Agent of evidence satisfactory to it in its sole good faith discretion that all outstanding obligations of the Company and its Subsidiaries under the existing financing agreements set forth on Schedule 5.01(o) have been paid in full, all commitments thereunder have been terminated and all Liens securing such obligations and all guarantees thereof have been released;

                  (p) receipt by NationsCredit of evidence satisfactory to it in its sole good faith discretion that the Company shall have a Consolidated Net Worth as of the Closing Date of not less than negative One Million Five Hundred Thousand Dollars ($1,500,000);

                  (q) receipt by the Agent of all documents it may reasonably request relating to the existence of the Company and its Subsidiaries, the corporate authority for and the validity of the Financing Documents and the other Operative Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent in its sole good faith discretion; and

                  (r) receipt by NationsCredit of such other documents, opinions and evidences as NationsCredit shall require in its sole good faith discretion.

The documents referred to in this Section shall be delivered to the Agent no later than the Closing Date. The certificates and opinions referred to in this Section shall be dated the Closing Date.

                  SECTION 5.02. CONDITIONS TO EACH LOAN. The obligation of any Lender to make a Loan on the occasion of any borrowing thereof (including on the Closing Date) is subject to the satisfaction of the following additional conditions:

                  (a) in the case of a Working Capital Loan, receipt by each Lender of a Notice of Borrowing in accordance with Section 4.04 and a Borrowing Base Certificate as of the close of business on the Business Day immediately preceding the date of such borrowing and, in the case of the Borrowing Base Certificate delivered in connection with the initial borrowing, on a pro forma basis after giving effect to the Acquisition;

         (b) the fact that, immediately after such borrowing, the aggregate outstanding principal amount of the Working Capital Loans will not exceed the lesser of (i) the Borrowing Base and (ii) the aggregate amount of the Working Capital Commitments;

         (c) the fact that, immediately before and after such borrowing, no Default shall have occurred and be continuing; and

         (d) the fact that the representations and warranties of the Company contained in the Financing Documents shall be true on and as of the date of such borrowing except as such representations and warranties relate to a specified date.

Each borrowing hereunder shall be deemed to be a representation and warranty by the Company on the date of such borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section, unless a notice to the contrary specifically captioned "Disclosure Statement" is received by the Agent from the Company prior to 2:00 p.m. on the Business Day preceding the date of such borrowing. To the extent that the Agent and the Required Lenders agree to make any Loan after receipt of a Disclosure Statement in accordance with the preceding sentence, the representations and warranties of the Company will be deemed made as modified by the contents of such statement and repeated at the time of the making of such Loan as so modified. Any such modification shall be effective only for the occasion on which the Agent and the Required Lenders elect to make such Loan, and unless expressly agreed by the Agent and the Required Lenders in writing to the contrary as provided in Section 12.05, shall not be deemed a waiver or modification of any condition to any future Loan.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

                  The Company represents and warrants (including, in the case of any such representation and warranty made or deemed made before the consummation of the Acquisition, at the time such representation and warranty is made or deemed made and immediately after giving effect to the consummation of the Acquisition) that:

                  SECTION 6.01. CORPORATE EXISTENCE AND POWER. Each of the Company and Horizon/Neostar is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia, and Strato/Infusaid is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Massachusetts, and the Company and each of its Subsidiaries has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as will be conducted after the Acquisition. The Company and each of its Subsidiaries is qualified to do business as a foreign corporation in each jurisdiction where the failure to qualify would be likely to result in a Material Adverse Effect.

                  SECTION 6.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each of the Company and its Subsidiaries of the Operative Documents to which it is a party are within the Company's or such Subsidiaries' corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC-1 financing statements, all of which have been made and are in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien (other than the Liens created by the Security Documents) on any asset of the Company or any of its Subsidiaries.

                  SECTION 6.03. BINDING EFFECT; LIENS OF SECURITY DOCUMENTS. (a) Each of the Operative Documents to which the Company is a party (other than the Notes) constitutes a valid and binding agreement of the Company, and each of the Notes when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable in accordance with its respective terms, subject to bankruptcy and insolvency laws affecting the rights of creditors generally and general principles of equity. The Warrants, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to bankruptcy and insolvency laws affecting the rights of creditors generally and general principles of equity. The Company has reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable upon exercise of all Warrants from time to time outstanding.
The issuance of the Warrant Shares has been duly and validly authorized and, when issued and sold in accordance with the Warrants, the

Warrant Shares will be duly and validly issued, fully paid and nonassessable and free of preemptive rights.

                  (b) Each of the Operative Documents to which any Subsidiary of the Company is a party constitutes a valid and binding agreement of such Subsidiary enforceable in accordance with its terms, subject to bankruptcy and insolvency laws affecting the rights of creditors generally and general principles of equity. The Company, for itself and on behalf of Horizon/ Neostar, acknowledges and acquisces in the transfer and assignment of the Sirrom Loan Documents to NationsCredit, and further acknowledges and agrees that, as of the Closing Date, neither the Company nor Horizon/Neostar had any claim, counterclaim, offset of defense against or with respect to the Sirrom Loan Documents or any indebtedness evidenced or secured thereby.

                  (c) The Security Documents create valid security interests in the Collateral purported to be covered thereby, which security interests are and will remain perfected security interests, prior to all other Liens other than Permitted Liens. Each of the representations and warranties made by the Company or any Subsidiary in the Security Documents is true and correct in all material respects.

                  SECTION 6.04. FINANCIAL INFORMATION. (a) The balance sheet of the Company as of December 31, 1996 and the related statements of operations, stockholders' equity and cash flows for the Fiscal Year then ended, reported on by Coopers & Lybrand LLP, copies of which will be delivered to each of the Lenders on or before July 31, 1997, shall fairly present, in conformity with GAAP, the financial position of the Company as of such date and its results of operations, changes in stockholders' equity and cash flows for such period.

                  (b) The unaudited balance sheet of the Company as of April 30, 1997, and the related unaudited consolidated statements of operations and cash flows for the four months then ended, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in
Section 6.04(a), the financial position of the Company as of such date and its consolidated results of operations and cash flows for the four months then ended (subject to normal year-end adjustments and to the absence of footnotes).

                  (c) The pro forma balance sheet of the Company as of April 30, 1997, a copy of which has been delivered to each of the Lenders, fairly presents, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 6.04(a), the consolidated financial position of the Company as of such date, adjusted to give effect (as if such events had occurred on such date) to (i) the transactions contemplated by the Acquisition Documents, (ii) the making of the Loans and the issuance of the Warrants, (iii) the application of the proceeds therefrom as contemplated by the Acquisition Documents and the Financing Documents and (v) the payment of all legal, accounting and other fees related thereto to the extent known at the time of the preparation of such balance sheet. As of the date of such balance sheet and the date hereof, neither the Company nor any of its Subsidiaries had or has any material liabilities, contingent or otherwise, including liabilities for taxes, long-term leases or forward or long-term commitments, which are not fully reflected on such balance sheet.

                  (d) The information contained in the most recently delivered Borrowing Base Certificate is complete and correct and the amount shown therein as "Eligible Receivables" has been determined as provided in the Financing Documents.

                  (e) Since December 31, 1996, there has been no material adverse change in the business, operations, properties, prospects or condition (financial or otherwise) of the Company or any of its Consolidated Subsidiaries.

                  SECTION 6.05. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could result in a Material Adverse Effect or which in any manner draws into question the validity of any of the Operative Documents. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, any party to any of the Operative Documents (other than the Company) before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity of any of the Operative Documents.

                  SECTION 6.06. OWNERSHIP OF PROPERTY, LIENS. On and as of the Closing Date, after giving effect to the Acquisition, each of the Company and its Subsidiaries is the lawful owner of, has good title to and is in lawful possession of, or has valid leasehold interests in, all material properties and other material assets (real or personal, tangible, intangible or mixed) purported to be owned or leased (as the case may be) by such Person on the balance sheet referred to in Section 6.04(a), and none of such Person's material properties or material assets is subject to any Liens, except Permitted Liens. The Company and each Subsidiary conduct their respective businesses without infringement or claim of infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of others and there is no infringement or claim of infringement by others of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Company or any Subsidiary.

                  SECTION 6.07. NO DEFAULT. No Default or Event of Default has occurred and is continuing and neither the Company nor any Subsidiary is in default under or with respect to any material contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected which default is reasonably likely to result in a Material Adverse Effect.

                  SECTION 6.08. NO BURDENSOME RESTRICTIONS. No contract, lease, agreement or other instrument to which the Company or any Subsidiary is a party or by which any of its property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation is reasonably likely to have a Material Adverse Effect.

                  SECTION 6.09. LABOR MATTERS. There are no strikes or other labor disputes pending or, to the best knowledge the Company, threatened, against the Company or any Subsidiary, which are reasonably likely to have a Material Adverse Effect. Hours worked and payments made to the employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Company or any Subsidiary, or for which any claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Person, as the case may be. The consummation of the transactions contemplated by the Financing Documents and the other Operative Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound.

                  SECTION 6.10. SUBSIDIARIES; OTHER EQUITY INVESTMENTS. Other than as set forth on Schedule 6.10, the Company has no Subsidiaries. Each such Subsidiary is, and, in the case of any additional corporate Subsidiaries formed after the Closing Date, each of such additional corporate Subsidiaries will be at each time that this representation is made or deemed to be made after the Closing Date, a wholly-owned Subsidiary that is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Neither the Company nor any Subsidiary is engaged in any joint venture or partnership with any other Person.

                  SECTION 6.11. INVESTMENT COMPANY ACT. The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended. The consummation of the transactions contemplated by the Operative Documents do not and will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                  SECTION 6.12. MARGIN REGULATIONS. None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve Board.

                  SECTION 6.13. TAXES. The Company's federal tax identification number is 58-1882343. All Federal, state and local tax returns, reports and statements required to be filed by or on behalf of the Company and its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and all taxes (including real property taxes) and other charges shown to be due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof. All state and local sales and use taxes required to be paid by the Company or any of its Subsidiaries have been paid. All Federal and state returns have been filed by the Company and its Subsidiaries for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.

                  SECTION 6.14. COMPLIANCE WITH ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                  SECTION 6.15. BROKERS. Except as described on Schedule 6.15, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Operative Documents, and neither the Company nor any Subsidiary has or will have any obligation to any Person in respect of any finder's or brokerage fees in connection herewith or therewith.

                  SECTION 6.16. RELATED TRANSACTIONS. The closing of the Acquisition will occur simultaneously with the making of the initial Loans and purchase of the Warrants hereunder and no party has waived, without the consent of the Required Lenders, any condition precedent to its obligations to close as set forth in the Acquisition Documents. True and complete copies of all of the Acquisition Documents have been delivered to each of the Lenders, together with a true and complete copy of each document to be delivered at the closing of the Acquisition.

                  SECTION 6.17. EMPLOYMENT, STOCKHOLDERS AND SUBSCRIPTION AGREEMENTS. Except for the Operative Documents and the other agreements described in Schedule 6.17, true and complete copies of which have been delivered to the Lenders, there are no (i) employment agreements covering the management of the Company or any of its Subsidiaries, (ii) collective bargaining agreements or other labor agreements covering any employees of the Company or any of its Subsidiaries, (iii) agreements for managerial, consulting or similar services to which the Company or any of its Subsidiaries is a party or by which it is bound or (iv) agreements regarding the Company or any Subsidiary, its assets or operations or any investment therein to which any of its stockholders is a party or by which it is bound.

                  SECTION 6.18. FULL DISCLOSURE. None of the written information (financial or otherwise) furnished by or on behalf of the Company to the Agent or any Lender in connection with the consummation of the transactions contemplated by any of the Operative Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made. All financial projections delivered to the Lenders have been prepared on the basis of the assumptions stated therein. Such projections represent the Company's best estimate of the Company's future financial performance and such assumptions are believed by the Company to be fair in light of current business conditions.

                  SECTION 6.19. REPRESENTATIONS AND WARRANTIES INCORPORATED FROM OTHER OPERATIVE DOCUMENTS. As of the Closing Date, each of the representations and warranties made in the Operative Documents by each of the parties thereto is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

                  SECTION 6.20. PRIVATE OFFERING. Neither the Company nor any Person acting on its behalf has offered the Notes or Warrants or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Lenders and no more than five other institutional investors. Neither the Company nor any Person acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or Warrant Shares to
Section 5 of the Securities Act, other than as provided in the Warrants and the Warrantholders Rights Agreement.

                  SECTION 6.21. COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS; NO HAZARDOUS MATERIALS. After giving effect to the Acquisition and except as provided on Schedule 6.21 or other non-compliances which are not reasonably expected to have a Material Adverse Effect:

         (a) Other than generation in compliance with all applicable Environmental Laws, no Hazardous Materials are located on any properties now owned, leased or operated by the Company or any Subsidiary or have been released into the environment, or deposited, discharged, placed or disposed of at, on, under or near any of such properties. No portion of any such property is being used for the disposal, storage, treatment, processing or other handling of Hazardous Materials (other than processing or handling incidental to the generation of Hazardous Materials in compliance with all applicable Environmental Laws), nor is any such property affected by any Hazardous Materials Contamination.

         (b) Other than generation in compliance with all applicable Environmental Laws, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, no Hazardous Materials were located on any properties previously owned, leased or operated by the Company or any Subsidiary or were released into the environment, or deposited, discharged, placed or disposed of at, on, under or near any of such properties. No portion of any such property was used during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, for the disposal, storage, treatment, processing or other handling of Hazardous Materials (other than processing or handling incidental to the generation of Hazardous Materials in compliance with all applicable Environmental Laws), nor is any such property, to the knowledge of the Company, affected by any Hazardous Materials Contamination.

         (c) No asbestos or asbestos-containing materials are present on any of the properties now owned, leased or operated by the Company or any Subsidiary.

         (d) No asbestos or asbestos-containing materials were present, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, on any of the properties previously owned, leased or operated by the Company or any Subsidiary.

         (e) No polychlorinated biphenyls are located on or in any properties now owned, leased or operated by the Company or any Subsidiary, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

         (f) No polychlorinated biphenyls were, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, located on or in any properties previously owned, leased or operated by the Company or any Subsidiary, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

         (g) No underground storage tanks are located on any properties now owned, leased or operated by the Company or any Subsidiary, or were located on any such property and subsequently removed or filled.

         (h) No underground storage tanks were, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, located on any properties previously owned, leased or operated by the Company or any Subsidiary, or were, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, located on any such property and subsequently removed or filled.

         (i) No notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is in existence or, to Company's knowledge, proposed, threatened or anticipated with respect to or in connection with the operation of any properties now owned, leased or operated by the Company or any Subsidiary. All such properties and their existing and prior uses comply and at all times have complied with any applicable governmental requirements relating to environmental matters or Hazardous Materials. There is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials, and neither the Company nor any Subsidiary has received any communication from or on behalf of any governmental authority that any such condition exists. None of such properties nor any property to which the Company or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any material is listed or, to the Company's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor, to the knowledge of the Company, is any such property anticipated or threatened to be placed on any such list.

         (j) No notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is in existence or, to Company's knowledge, proposed, threatened or anticipated with respect to or in connection with the operation of any properties previously owned, leased or operated by the Company or any Subsidiary and relating to any period of ownership, operation, possession or control thereof by the Company or any Subsidiary. All such properties and their prior uses by the Company or any Subsidiary at all times complied with any applicable governmental requirements relating to environmental matters or Hazardous Materials. There is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials and arising from any use of such properties during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, and neither the Company nor any Subsidiary has received any communication from or on behalf of any governmental authority that any such condition exists. None of such properties nor any property to which the Company or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any material is listed or, to the Company's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor, to the knowledge of the Company, is any such property anticipated or threatened to be placed on any such list.

         (k) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Company has knowledge in relation to the current or prior business of the Company or any Subsidiary or any property or facility now or previously owned, leased or operated by the Company or any Subsidiary which has not been delivered to the Lenders at least five days prior to the Closing Date.

         (l) For purposes of this Section 6.21, the terms "Company" and "Subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of the Company or any Subsidiary.

              SECTION 6.22. CAPITALIZATION. Set forth on Schedule 6.22 is a schedule of the capitalization of the Company, after giving effect to the transactions contemplated to take place on the Closing Date, including the issuance of the Warrant Shares upon exercise of the Warrants, specifying each class of interest held and the amount and holder thereof.

              SECTION 6.23. REAL PROPERTY INTERESTS. Except for the ownership, leasehold or other interests set forth in Schedule 6.23, the Company and its Subsidiaries have, as of the Closing Date, no ownership, leasehold or other interest in real property.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

                  The Company agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 7.01. FINANCIAL STATEMENTS AND OTHER REPORTS. The Company will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP, and will deliver to each of the Lenders:

                  (a) as soon as practicable and in any event within 30 days after the end of each month, a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as at the end of such month and the related consolidated and consolidating statements of operations and cash flows for such month, and for the portion of the Fiscal Year ended at the end of such month setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such month and for such portion of the Fiscal Year ended at the end of such month set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 7.01(l), all in reasonable detail and certified by the chief financial officer of the Company, as fairly presenting the financial condition and results of operations of the Company and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of the Company, subject to changes resulting from audit and normal year-end adjustments and subject to the absence of footnotes;

                  (b) as soon as practicable and in any event within 45 days after the end of each of the first 3 fiscal quarters of each Fiscal Year, a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter and the related consolidated and consolidating statements of operations and cash flows for such fiscal quarter, and for the portion of the Fiscal Year ended at the end of such quarter setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such quarter and for such portion of the Fiscal Year ended at the end of such quarter set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 7.01(l), all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting the financial condition and results of operations of the Company and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of the Company delivered pursuant to Section 6.04(a), subject to changes resulting from audit and normal year-end adjustments and subject to the absence of footnotes;

                  (c) on or before July 31, 1997, for the Fiscal Year ended December 31, 1996, and as soon as available and in any event within 120 days after the end of each subsequent Fiscal Year, a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year and the figures for such Fiscal Year set forth in the annual operating and capital expenditure budgets and cash flow forecasts delivered pursuant to Section 7.01(l), in each case certified (solely with respect to such consolidated statements) without qualification by Coopers & Lybrand LLP or other independent public accountants of nationally recognized standing;

                  (d) (i) together with each delivery of financial statements pursuant to (a), (b) and (c) above, an Officer's Certificate for the Company stating that the officers executing such certificate have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Consolidated Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officers do not have knowledge of the existence as at the date of such Officers' Certificate, of any Default, or, if any such Default existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto; (ii) together with each delivery of financial statements pursuant to (b) or (c) above, a compliance certificate of the chief financial officer or treasurer of the Company (x) providing details of all transactions between the Company and any Person referred to in Section 8.08, (y) demonstrating in reasonable detail compliance during and at the end of such accounting period with the restrictions contained in Sections 8.11 through 8.18, and (z) if not specified in the financial statements delivered pursuant to (b) or (c) above, as the case may be, specifying the aggregate amount of interest paid or accrued and the aggregate amount of depreciation and amortization charged, during such accounting period; and (iii) together with each delivery of financial statements pursuant to (c) above, a statement setting forth in reasonable detail the computation of Excess Cash Flow, if any, for such Fiscal Year, certified by the chief financial officer of the Company as having been prepared from such financial statements in accordance with this Agreement;

                  (e) together with each delivery of financial statements pursuant to (c) above, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement as it relates to accounting matters,
(ii) stating whether, in connection with their audit examination, any Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (iii) stating that based on their audit examination nothing has come to their attention which causes them to believe that the information contained in the certificates delivered therewith pursuant to (d) above is not correct and that the matters set forth in the compliance certificate delivered therewith pursuant to clause (ii) of (d) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

                  (f) promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Company or any of its Subsidiaries made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit;

                  (g) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions and
(iii) all press releases and other statements made available generally by the Company to the public concerning material developments in the business of the Company or any Subsidiary;

                  (h) promptly upon any officer of the Company obtaining knowledge (i) of the existence of any default with respect to any Debt of the Company or any Subsidiary, that singly or that when aggregated with other Debt in default has an aggregate outstanding principal amount greater than or equal to $100,000, or that the holder of any such Debt has given any notice or taken any other action with respect to a claimed default thereunder, (ii) of any change in the Company's certified accountant or any resignation, or decision not to stand for re-election, by any member of the Company's board of directors,
(iii) that any Person has given any notice to the Company or taken any other action with respect to a claimed default under any material agreement or instrument (other than the Financing Documents) to which the Company or any Subsidiary is a party or by which any of their material assets are bound or (iv) of the institution of any litigation or arbitration involving an alleged liability of the Company or any Subsidiary equal to or greater than $100,000, or any adverse determination in any litigation or arbitration involving a potential liability of the Company or any Subsidiary equal to or greater than $100,000, an Officers' Certificate of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default (including any Default), event or condition, and what action the Company has taken, is taking or proposes to take with respect thereto;

                  (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any

Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take;

                  (j) copies of any material reports or notices related to taxes and any other material reports or notices received by the Company from, or filed by the Company with, any Federal, state or local governmental agency or body regulating the activities of the Company;

                  (k) within 30 days prior to the conclusion of each Fiscal Year, the Company's annual operating and capital expenditure budgets and cash flow forecast for the following Fiscal Year presented on a monthly basis, which shall be in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Lenders;

                  (l) together with each Notice of Borrowing and on the first Business Day of each week, a Borrowing Base Certificate as of the close of business of the immediately preceding Business Day;

                  (m) within two Business Days after any request therefor, such information in such detail concerning the amount, composition and manner of calculation of the Borrowing Base as the Agent may reasonably request;

                  (n) within ten days after the end of each month, a report, in form and substance acceptable to the Agent, as to all accounts receivable of the Company and its Subsidiaries outstanding as of the last day of such month (a "RECEIVABLES REPORT"), which shall set forth in summary form an aging of such receivables and which shall, if the Agent so requests, include a detailed aged trial balance of all such receivables specifying the names, face amount and dates of all invoices for each account debtor obligated on a receivable so listed; upon the reasonable request of the Agent and to the extent available, each Receivables Report shall be accompanied by copies of customer statements, and all documents, including repayment histories and present status reports, relating to the receivables so scheduled and such other matters and information relating to the status of any receivables as the Agent shall reasonably request;

                  (o) together with the next delivery of a Receivables Report after the Company becomes aware thereof, notice of any dispute between any account debtor and the Company or the applicable Subsidiary with respect to any amounts due and owing in excess of $100,000 in the aggregate, with an explanation in reasonable detail of the reason for the dispute, all claims related thereto and the amount in controversy;

                  (q) together with each delivery of financial statements pursuant to (a), (b) and (c) above, a management discussion of the comparison between budget and actual performance and of performance versus performance for the prior year in form and in substance satisfactory to the Agent in its sole good faith discretion; and

                  (r) with reasonable promptness, such other information and data with respect to the Company or any Subsidiary, as from time to time may be reasonably requested by the Agent.

                  SECTION 7.02. PAYMENT OF OBLIGATIONS. The Company (i) shall pay and discharge, and cause each Subsidiary to pay and discharge, at or before maturity, all of their respective material obligations and liabilities, including tax liabilities, except where the same may be the subject of a Permitted Contest, (ii) shall maintain, and cause each of its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same and (iii) shall not breach or permit any Subsidiary to breach, in any material respect, or permit to exist any material default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound where such breach or default would be reasonably likely to have a Material Adverse Effect.

                  SECTION 7.03. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by it and each Subsidiary, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existences and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

                  SECTION 7.04. MAINTENANCE OF PROPERTY; INSURANCE. (a) The Company will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (b) The Company will maintain, and will cause each Subsidiary to maintain, (i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, covering such risks, for amounts not less than those, and with deductible amounts not greater than those, set forth in Part I of Schedule 7.04, (ii) public liability insurance (including products/completed operations liability coverage) covering such risks, for amounts not less than those, and with deductible amounts not greater than those, set forth in Part II of Schedule 7.04 and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Lenders may reasonably request. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Lenders may approve in writing.

                  (c) On or prior to the Closing Date, the Company shall cause the Agent to be named as an additional insured or loss payee, as applicable, on each insurance policy required to be maintained by it pursuant to this Section 7.04. The Company will deliver to the Lenders (i) on the Closing Date, a certificate from the Company's insurance broker dated such date showing the amount of coverage as of such date, and certifying that, in the opinion of such broker, such amounts are reasonable and customary for companies of established repute engaged in the same or a similar business, that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds and all rights of subrogation against all loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by each additional insured and loss payee of written notice thereof, (ii) upon the request of the Agent from time to time full information as to the insurance carried, (iii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement and
(iv) forthwith, notice of any cancellation or nonrenewal of coverage by the Company.

                  (d) The Company hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments under Property Insurance Policies.

                  (e) The Company will within thirty (30) days after the Closing Date obtain, and shall thereafter maintain, a term life insurance policy in form and substance and issued by a life insurance company, in each case acceptable to the Agent in its sole good faith discretion, with respect to Marshall P. Hunt and William E. Peterson, Jr., in an amount not less than $1,000,000 for each such individual (the "KEY-PERSON LIFE INSURANCE POLICY"). Any Net Cash Proceeds payable to the Company under the Key-Person Life Insurance Policy shall be paid to the Agent for application in accordance with this Agreement and Section 5 of the Security Agreement.

                  SECTION 7.05. COMPLIANCE WITH LAWS. The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including Environmental Laws and ERISA and the rules and regulations thereunder).

                  SECTION 7.06. INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Company will keep and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each of its Subsidiaries to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective inventories and accounts receivable and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                  SECTION 7.07. USE OF PROCEEDS. The Company will use the proceeds of the Tranche A Loans solely for payment of amounts due under the Acquisition Documents and transaction fees incurred in connection with the Operative Documents. The Company will use the proceeds of the Tranche B Loans solely for the refinancing of existing indebtedness to Sirrom Capital and Columbus Bank & Trust. The proceeds of Working Capital Loans shall be used by the Company solely for working capital needs of the Company. None of the proceeds of any Loan provided hereunder will be used in violation of any applicable law or regulation.

                  SECTION 7.08. FURTHER ASSURANCES. The Company will, and will cause each Subsidiary to, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances (x) as may from time to time be necessary or as the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to establish, preserve, protect and perfect the estate, right, title and interest of the Lenders to the Collateral (including Collateral acquired after the date hereof), including first priority Liens thereon, subject only to Permitted Liens and (y) as the Required Lenders may from time to time reasonably request, to establish, preserve, protect and perfect first priority Liens in favor of the Lenders on any and all assets of the Company and the Subsidiaries, now owned or hereafter acquired, that are not Collateral on the date hereof. The Company shall promptly give notice to the Agent of the acquisition after the Closing Date by the Company of any real property (including leaseholds in respect of real property), trademark, copyright or patent.

                  SECTION 7.09. BOARD MEETINGS. The Company will notify the Lenders of all meetings and actions by written consent of the board of directors of the Company and each committee thereof at the same time and in the same manner as notice of any meeting of such board or committee (if any) is required to be given to its directors who do not waive such notice (or, if such action requires no notice, then 10 days written notice thereof describing the matters upon which action is to be taken). The Lenders shall have the right to send two representatives selected by them to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof (other than any portion of such meeting devoted to discussion of the Lenders solely in their respective capacities as holders of the Notes).

                  SECTION 7.10. LENDERS' MEETINGS. Within 10 days following any request therefore by the Agent, the Company will conduct a meeting of the Lenders to discuss the results of any prior fiscal period and the financial condition of the Company at which shall be present the chief executive officer and the chief financial officer of the Company and such other officers of the Company as the Company's chief executive officer shall designate. Such meetings shall be held at a time and place convenient to the Lenders and the Company.

                  SECTION 7.11. CONSUMMATION OF THE ACQUISITION. The Company will cause the closing of the Acquisition to occur concurrently with the making of the Loans on the Closing Date, and will not without the prior written consent of the Agent waive any condition to its obligations to consummate the Acquisition.

                  SECTION 7.12. HAZARDOUS MATERIALS; REMEDIATION. The Company will (i) promptly give notice to the Lenders in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if the Company becomes aware of, (x) the existence or alleged existence of a material violation of any applicable Environmental Law or the incurrence of any material liability, obligation, loss, damage, cost, expense, fine, penalty or sanction or the requirement to commence any material remedial action resulting from or in connection with any air emission, water discharge, noise emission, Hazardous Material or any other environmental, health or safety matter at, upon, under or within any of the properties now or previously owned, leased or operated by it or any Subsidiary or due to operations or activities of it or the operations or activities of any Subsidiary of the Company, or any other Person on or in connection with any such property or any part thereof or (y) any release on any of such properties of Hazardous Materials in a quantity that is reportable under any applicable Environmental Law; (ii) promptly comply and cause each Restricted Subsidiary to comply with any governmental requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide evidence satisfactory to the Required Lenders of such compliance; and (iii) provide the Lenders, within 30 days after demand therefor by the Required Lenders, with a bond, letter of credit or similar financial assurance evidencing to the satisfaction of the Required Lenders that sufficient funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessment which may be established on any such property as a result thereof.

                  SECTION 7.13. LANDLORD AND WAREHOUSEMAN WAIVERS. The Company shall use its reasonable best efforts to deliver to the Agent waivers of contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent under each existing lease, warehouse agreement or similar agreement to which the company or any Subsidiary is a party; provided that the Company will use its reasonable best efforts to assure that such waivers will be incorporated when the existing lease, warehouse agreement or similar agreement is amended, renewed or extended and the Company will use its reasonable best efforts to obtain waivers of both contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent in connection with each new lease, warehouse agreement or similar agreement entered into by the Company or any Subsidiary. Without limiting the obligations of the Company under this Section 7.13, it is understood and agreed that any Inventory that is subject to a landlord's, landlord's mortgagee's or warehouseman's Lien or any other Lien not created by the Security Documents shall not be included in Eligible Inventory.

                  SECTION 7.14. COLLATERAL REPORTS. The Company shall keep accurate and complete records of its accounts receivable in at least so much detail as to enable the Company to provide the Receivables Reports and other information described in Section 7.01.

                  SECTION 7.15. COLLECTIONS; RIGHT TO NOTIFY ACCOUNT DEBTORS. At any time following the occurrence of an Event of Default and during the continuance thereof, in addition to the Lenders' rights under the Security Documents, the Company hereby authorizes the Agent, at any time, to (i) notify any or all account debtors that the accounts receivable of the Company and its Subsidiaries have been assigned to the Agent and that the Agent has a security interest therein and (ii) direct such account debtors to make all payments due from them to the Company or any Subsidiary upon such accounts receivable directly to the Agent or to a lockbox designated by the Agent. The Agent shall promptly furnish the Company with a copy of any such notice sent. Any such notice, in the Agent's sole discretion, may be sent on the Company's stationery, in which event the Company shall, if requested by the Agent, co-sign such notice with the Agent.

                  SECTION 7.16. ENFORCEMENT OF COVENANTS NOT TO COMPETE. The Company and each Subsidiary shall preserve, protect and defend, to the extent permitted by applicable law and to the extent commercially reasonable, all of its rights, if any, with respect to any covenant not to compete contained in any of the material contracts of such Person or contained in any employment agreement with any employee whose annual salary and other compensation payable by the Company or any Subsidiary is $100,000 or more.

                  SECTION 7.17. HEDGING FACILITIES. Not later than sixty (60) days following the Closing Date, the Company will, at its sole cost and expense, enter into and thereafter maintain in full force and effect an interest rate cap agreement for a term of three (3) years, in an initial notional amount of $15,000,000 and thereafter amortizing on a pro rata basis with the Tranche A Loans, with a strike price at 8.8% per annum, or upon such other terms as may be agreed to by the Agent in its sole discretion.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  The Company agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 8.01. DEBT. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for:

                  (a) Debt of the Company outstanding on the date of this Agreement as set forth in Schedule 8.01;

                  (b)      Debt of the Company under the Financing Documents;

                  (c) Debt of the Company or any Subsidiary incurred or assumed for the purpose of financing all or any part of the cost of acquiring any fixed asset (including through Capital Leases), in an aggregate principal amount at any time outstanding not greater than $1,000,000;

                  (d) Debt of the Company or any Subsidiary to a wholly-owned Subsidiary of the Company, or of any Subsidiary of the Company to the Company;

                  (e) the Subordinated Debt, provided such Debt is fully subordinated to the Obligations on terms satisfactory to the Agent and the Required Lenders;

                  (f) Debt in respect of the Hedging Facilities required pursuant to Section 7.17;

                  (g) Debt of the Company or any Subsidiary outstanding under the Sirrom Loan Documents;

                  (h) other Debt of the Company or any Subsidiary in an aggregate principal amount at any time outstanding not greater than $50,000; and

                  (i) extensions, refinancings, replacements and renewals of any of the foregoing Debt described in clauses (a) or (c) of this Section 8.01, provided that the principal amount thereof is not increased and such extension, refinancing, replacement or renewal does not impose more burdensome terms upon the Company or any Subsidiary, as the case may be, than the Debt being extended, refinanced, replaced or renewed.

                  SECTION 8.02. NEGATIVE PLEDGE. (a) Neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (i) any Lien on any asset securing Debt permitted under
         Section 8.01(c) incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

                  (ii) Liens listed on Schedule 8.02 and existing on the date of this Agreement securing Debt outstanding on such date permitted by
         Section 8.01(a) and specified on Schedule 8.02;

                  (iii) Liens arising in the ordinary course of its business which (A) do not secure Debt, (B) do not secure any single obligation in an amount exceeding $50,000 or which in the aggregate do not secure obligations in excess $200,000 and (C) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (iv)     Liens created by the Sirrom Loan Documents; and

                  (v)      Liens created by the Security Documents.

                  (b) Other Negative Pledges. Neither the Company nor any Subsidiary will enter into any agreement or contract which restricts the Company or such Subsidiary from granting a Lien on any of such Person's assets.

                  SECTION 8.03. CAPITAL STOCK. The Company shall not issue any capital stock that under its certificate of incorporation is entitled to a preference over the Common Stock as to payment of dividends or distributions, and shall not issue any of its Common Stock except pursuant to the Warrants, the anti-dilution provisions of the Cordova Warrant or in an underwritten public offering; provided that the Company shall be permitted to issue (x) (i) Common Stock in an amount of up to one percent (1%) of the outstanding Common Stock of the Company (on a fully diluted basis) for consideration (net of any expenses (including commissions) reasonably incurred in connection with such stock issuance) not to exceed $500,000, (ii) up to 3,000 shares of Common Stock to employees, officers and directors of the Company or its Subsidiaries as part of incentive or compensation packages and (iii) up to 2.4% of the outstanding shares of Common Stock of the Company pursuant to the Consulting and Services Agreement, dated February 1, 1996, between Healthcare Alliance, Inc. and the Company, on the condition that any and all such Common Stock issued to the Company pursuant to clauses (i) and (ii) shall be pledged by the recipient or other holder thereof to secure the Obligations on terms satisfactory to the Agent and the Lenders, and (y) in an underwritten public offering only, shares to Robert Cohen pursuant to his consulting agreement with the Company dated May 8, 1997. No Subsidiary shall issue any shares of capital stock except shares of capital stock issued by any Subsidiary to the Company.

                  SECTION 8.04. RESTRICTED PAYMENTS. (a) The Company will not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment; provided that the foregoing shall not restrict or prohibit purchases or redemptions of the Warrants under the terms thereof.

                  (b) Without the prior written consent of the Required Lenders, neither the Company nor any of its Subsidiaries will (i) consent to the transfer of the Subordinated Note or (ii) pay, repay, redeem, purchase, acquire or make any other payment in respect of the Subordinated Note, except as specifically provided therein and expressly permitted thereby and by the Subordination Agreement.

                  SECTION 8.05. ERISA. The Company will not, nor will it permit any Subsidiary to:

         (a) engage in any transaction in connection with which the Company or any Subsidiary could be subject to any material liability arising from either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
Section 4975 of the Code;

         (b) terminate any Plan in a manner, or take any other action, which could result in any material liability of any member of the ERISA Group to the PBGC;

         (c) fail to make full payment when due of all amounts which, under the provisions of any Plan, it is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan;

         (d) permit the present value of all benefit liabilities under all Plans to exceed the fair market value of the assets of such Plans; or

         (e) fail to make any payments to any Multiemployer Plan that it may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

                  SECTION 8.06. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Company will not and will not permit any Subsidiary to consolidate or merge with or into any other Person, or sell, lease or otherwise transfer, directly or indirectly, any of its assets, other than (v) sales of inventory in the ordinary course of business, (w) dispositions of Temporary Cash Investments, (x) mergers or consolidations of any Subsidiary with the Company (provided that the Company shall be the surviving corporation therefrom) or any other Subsidiary, (y) the transfer to Arrow on or after the Closing Date of those assets of Strato/Infusaid relating to its pump product business, as provided in and subject to the terms of the Arrow Purchase Agreement, and (z) dispositions for cash or fair value of assets that the board of directors of the Company determines in good faith are no longer used or useful in the business of the Company or such Subsidiary, provided that immediately after any such disposition, the aggregate fair market value of all such assets disposed of pursuant to this clause (z) after the date hereof does not exceed $500,000 and the aggregate fair market value of all such assets during the Fiscal Year in which such disposition is made does not exceed $100,000.

                  SECTION 8.07. PURCHASE OF ASSETS, INVESTMENTS. The Company will not, and will not permit any Subsidiary to, acquire any assets other than in the ordinary course of business. The Company will not, and will not permit any Subsidiary to, make, acquire or own any Investment in any Person other than Temporary Cash Investments. Without limiting the generality of the foregoing, the Company will not, and will not permit any Subsidiary to, (i) acquire or create any Subsidiary without the consent of the Required Lenders (which may be given or withheld in their sole good faith discretion) and arrangements satisfactory to the Required Lenders for (x) a pledge of the stock of such Subsidiary to the Agent for the benefit of the Lenders, (y) a guaranty by such Subsidiary of the obligations of the Company hereunder and (z) a grant of a Lien on all of the assets of such Subsidiary to the Agent for the benefit of the Lenders to secure such guaranty or (ii) engage in any joint venture or partnership with any other Person.

                  SECTION 8.08. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or service or the rendering of any service) with, or for the benefit of, any Affiliate of the Company, any stockholder of the Company who directly or indirectly owns or controls, or whose family members directly or indirectly own or control 10% or more of the issued and outstanding shares of the Company (a "COMPANY AFFILIATED PERSON") or any affiliate or family member of any such stockholder, except upon terms not less favorable to the Company or any Subsidiary than if the relationship of Affiliate or stockholder did not exist.

                  SECTION 8.09. AMENDMENTS OR WAIVERS. Without the prior written consent of the Required Lenders, the Company will not, nor will it permit any Subsidiary to, agree to (i) any amendment to or waiver of or in respect of the certificate of incorporation of the Company or any amendment or waiver of or in respect of any Operative Document or the Subordinated Note, or (ii) any other amendment to or waiver of any provision of any material contract constituting a part of the Collateral.

                  SECTION 8.10. FISCAL YEAR. The Company shall not change its fiscal year from a fiscal year ending December 31.

                  SECTION 8.11. MANAGEMENT COMPENSATION. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, pay or become obligated to pay, any compensation for services in any form to or for the account of any Company Affiliated Person, except (i) from and after the date the Company shall demonstrate compliance with the financial covenants contained herein for the fiscal quarter ended December 31, 1997, aggregate compensation in an amount not to exceed $250,000 for any consecutive 12 month period, or (ii) upon such other terms as shall have been previously disclosed to and approved by the Agent and the Required Lenders in writing.

                  SECTION 8.12. LEASE PAYMENTS. The Company will not, and will not permit any Subsidiary to, incur or assume (whether pursuant to a Guarantee or otherwise) any liability for rental payments under a lease with a lease term (as defined in Financial Accounting Standards

Board Statement No. 13, as in effect on the date hereof) of one year or more if, after giving effect thereto, the aggregate amount of minimum lease payments that the Company and its Consolidated Subsidiaries have so incurred or assumed will exceed, on a consolidated basis, $250,000 for any calendar year under any such leases (excluding Capital Leases).

                  SECTION 8.13. MINIMUM NET WORTH. At no time after the Closing Date, will the Company permit Consolidated Net Worth to be less than the amount of Consolidated Net Worth as of the Closing Date, plus 75% of the positive amount of the consolidated net income of the Company and its Consolidated Subsidiaries for each complete month ended on or after such date, plus the amount of any increase in Consolidated Net Worth resulting from the issuance of stock, corporate reorganizations, recapitalizations or any similar event.

                  SECTION 8.14. CAPITAL EXPENDITURES. The aggregate amount of Capital Expenditures for any Fiscal Year shall not exceed the amounts set forth below for such Fiscal Year:

Fiscal Year Ending                                          Amount
------------------                                          ------
12/31/97                                                    $700,000
12/31/98                                                    $700,000
All Fiscal Yeast thereafter                                 $500,000

                  SECTION 8.15. TOTAL DEBT SERVICE COVERAGE RATIO. The Company shall not permit the ratio on the last day of any fiscal quarter of (i) Consolidated Free Cash Flow to (ii) Total Debt Service, in each case for the twelve-month period then ended (or, in the case of any fiscal quarter ending prior to the first anniversary of the Closing Date, for the period commencing on the Closing Date and ending on the last day of such fiscal quarter) to be less than 1.25 to 1.0.

                  SECTION 8.16. LEVERAGE. At no time shall the ratio of (i) Consolidated Total Debt at such time to (ii) Adjusted EBITDA for the four consecutive fiscal quarters then most recently ended (considered as a single accounting period; provided that for the purposes of compliance on any date prior to the date that four complete fiscal quarters have elapsed since the Closing Date, Adjusted EBITDA for the relevant period shall equal the sum of Adjusted EBITDA for each fiscal quarter completed since the Closing Date, annualized), exceed 3.50 to 1.0.

                  SECTION 8.17. MINIMUM EBITDA. At no time during any period specified below arising after September 30, 1997, shall EBITDA for the four consecutive fiscal quarters then most recently ended (or, in the case of any fiscal quarter ending prior to the first anniversary of the Closing Date, for the period commencing on the Closing Date and ending on the last day of such fiscal quarter), considered as a single accounting period, be less than the corresponding amount set forth below:

                Period                                              Amount
                ------                                              ------
                through 12/31/97                                    $ 4,000,000
                through 3/31/98                                     $ 7,000,000
                thereafter through 12/31/98                         $10,000,000
                thereafter through 12/31/99                         $11,000,000
                All times thereafter                                $12,000,000

                  SECTION 8.18. INTEREST COVERAGE. The Company shall not permit the ratio, calculated on the last day of any fiscal quarter for the number of consecutive fiscal quarters then most recently ended since the Closing (considered as a single accounting period, but not to exceed four quarters), of
(i) Consolidated Free Cash Flow to (ii) the aggregate interest charges incurred by the Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expenses in accordance with GAAP and the portion of any debt discount or premium (but not expenses of issuance) that shall be amortized in such period, to be less than the ratio set forth below opposite the period in which such last day shall fall:

                PERIOD                                                RATIO
                Closing Date through 12/31/97                         2.25:1.0
                1/1/98 through 6/30/98                                2.50:1.0
                All times thereafter                                  3.00:1.0

                                   ARTICLE IX

                               EVENTS OF DEFAULT

                  SECTION 9.01. EVENTS OF DEFAULT. If any one or more of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise):

                  (a) the Company shall fail to pay any principal, interest or premium on any Note or any fees payable hereunder when due, or any other amount payable hereunder within five Business Days of when due;

                  (b) the Company or any Subsidiary shall fail to observe or perform any covenant contained in Article VIII hereof, or Section 5 or Sections 4(a), (e) or (i) of the Security Agreement or shall fail to perform any covenant contained in Section 3(b) of the Pledge Agreement;

                  (c) the Company or any Subsidiary shall fail to observe or perform any covenant or agreement contained in the Financing Documents (other than those covered by clause (a) or (b) above) for 15 days after notice thereof has been given to the Company by the Agent;

                  (d) the Company shall, during any period that NationsCredit shall be the holder of any Warrants, fail to observe or perform any covenant or agreement contained in the Warrants or the Warrantholders Rights Agreement for 15 days after notice thereof has been given to the Company by the Agent (provided that no default shall occur hereunder by reason of the Company's failure to comply with Section 5.2 of the Warrants if compliance with such Section shall cause an Event of Default hereunder, unless such other Event of Default shall be waived by the Agent and the Required Lenders as provided herein);

                  (e) any representation, warranty, certification or statement made by the Company or any Subsidiary in any Financing Document or in any certificate, financial statement or other document delivered pursuant to the Financing Documents shall prove to have been incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made);

                  (f) the Company or any Subsidiary shall fail to make any payment in respect of any Debt (other than the Notes) that singly, or that when aggregated with all other Debt with respect to which such Person has failed to make a payment, has an aggregate outstanding principal amount of $150,000 or greater;

                  (g) any event or condition shall occur that (i) results in the acceleration of the maturity of any Debt (other than the Notes) of the Company or any Subsidiary that singly, or when aggregated with all other Debt of any such Person with respect to which such an event or condition shall have occurred, has an aggregate outstanding principal amount of $150,000 or greater, or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof, or (iii) results in a violation of, or a default under, any provision of the certificate of incorporation of the Company or any Subsidiary;

                  (h) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidation, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (i) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                  (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $150,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $150,000;

                  (k) a judgment or order for the payment of money in excess of $150,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days or the staying of such judgment or order shall require the posting of a bond in excess of $150,000.

                  (l) except as the result of any transfer made pursuant to the Company Pledge Agreement, the Company shall cease to be the record and beneficial owner of 100% of the issued and outstanding capital stock of any Subsidiary; and person or group of persons (within the meaning of Rule 13d-3 promulgated by the Securities and Exchanges Commission under the

Securities Exchange Act of 1934, as amended), other than Management Stockholders or NationsCredit, shall have acquired beneficial ownership (within the meaning of such Rule 13d-3) of more than 5% of the Common Stock; or Marshall B. Hunt shall cease to be chief executive officer of the Company or William E. Peterson, Jr. shall cease to be president of the Company and, in either case, a successor shall not have been appointed by the Company and approved by the Required Lenders within 90 days thereafter, which approval shall not be unreasonably withheld; or Marshall B. Hunt, William E. Peterson, Jr. or Roy C. Mallady, Jr. shall cease to own beneficially at least the number of shares (determined assuming the exercise of all options or warrants to purchase Common Stock held by such Person and adjusted for stock splits, combinations and similar events) of Common Stock owned by such Person on the Closing Date (determined as aforesaid); or Marshall B. Hunt shall cease to be a director of the Company and a successor shall not have been appointed by the Company and approved by the Required Lenders within 90 days thereafter, which approval shall not be unreasonably withheld;

                  (m) any auditor's report or reports on the audited statements delivered pursuant to Section 7.01 shall include any material qualification (including with respect to the scope of audit) or exception (including without limitation any adverse statement as to the ability of the Company to continue as a going concern);

                  (n) the Lien created by any of the Security Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be secured thereby, subject to no prior or equal Lien except Permitted Liens, or the Company or any of its Subsidiaries shall so assert in writing;

                  (o) the Company or any Subsidiary of shall be prohibited or otherwise materially restrained from conducting the business theretofore conducted by it by virtue of any determination, ruling, decision, decree or order of any court or regulatory authority of competent jurisdiction and such determination, ruling, decision, decree or order remains unstayed and in effect for any period of 10 days beyond any period for which any business interruption insurance policy shall provide full coverage of any losses and lost profits;

                  (p) any of the Operative Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any such party shall so assert in writing; or

                  (q) subject to Section 12.13 hereof, an Event of Default under (and as defined in) the Sirrom Loan Agreement shall occur;

then, and in every such event and at any time thereafter during the continuance of such event, the Agent shall if requested by the Required Lenders, (i) by notice to the Company terminate the Commitments and they shall thereupon terminate, (ii) by notice to the Company declare the Notes (together with accrued interest thereon) and all other obligations of the Company hereunder and under the other Financing Documents to be, and the Notes and such other obligations shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and/or (iii) exercise any rights or remedies provided herein, under any other Financing Document, or otherwise; provided that in the case of any of the Events of Default specified in clause (h) or (i) above with respect to the Company, without any notice to the Company or any other act by the Agent or the Lenders, the Commitments shall thereupon terminate and all of the Notes (together with accrued interest thereon) and all other obligations of the Company under the other Financing Documents shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

                                   ARTICLE X

                        FEES, EXPENSES AND INDEMNITIES;
                    GENERAL PROVISIONS RELATING TO PAYMENTS

                  SECTION 10.01. FEES. (a) Participation Fees. On the Closing Date, the Company shall pay to each Lender a fee in an amount equal to 1.25% of the sum of such Lender's Tranche A Commitment, Tranche B Commitment and Working Capital Commitment.

                  (b) Closing Fees. On the Closing Date, the Company shall pay to the Lenders a fee in an aggregate amount (for all Lenders) equal to the sum of (i) $300,000, minus (ii) the balance, if any, of the good faith deposit of $30,000 previously paid by the Company in connection with the initial proposal letter and the fee previously paid by the Company in connection with the Commitment Letter, in each case after payment of all costs and expenses of the negotiation, preparation and execution of the Financing Documents and the consummation of the transactions contemplated thereby.

                  (c) Unused Commitment Fee. During the period from the Closing Date through the date on which the Working Capital Commitments are terminated, the Company shall pay to each Lender a fee at the rate of .38% per annum on the daily average amount by which the amount of such Lender's Working Capital Commitment exceeds the aggregate outstanding principal amount of its Working Capital Outstandings. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date prior to the date on which the Working Capital Commitments are terminated and on the date of such termination.

                  SECTION 10.02. COMPUTATION OF INTEREST AND FEES. Commitment fees pursuant to Section 10.01(c) and all interest hereunder and under the Notes shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

                  SECTION 10.03. GENERAL PROVISIONS REGARDING PAYMENTS. All payments (including prepayments) to be made by the Company under any Financing Document, including payments of principal of and premium and interest on the Notes, fees, expenses and indemnities, shall be made without set-off or counterclaim and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. The Company shall make all payments in immediately available funds to each Lender's Payment Account before 11:00 A.M. (New York City time) on the date when due. Each payment (including prepayments) by the Company on account of principal of and interest on any Loans shall be made pro rata according to the respective outstanding principal amounts of such Class of Loans held by each Lender. All amounts payable by the Company hereunder or under any other Financing Document not paid when due (other than payments of principal and interest on the Notes, which shall bear interest as set forth therein) shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 2% plus the rate announced by NationsBank,

N.A. from time to time as its prime rate (calculated on the basis of a 360-day year for the actual number of days elapsed).

                  SECTION 10.04. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to pay on demand
(i) all reasonable costs and expenses of preparation of this Agreement, the other Financing Documents and the Warrants and of the Company's performance of and compliance with all agreements and conditions contained herein and therein,
(ii) the reasonable fees, expenses and disbursements of counsel (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent) to, and independent appraisers and consultants retained by, the Lenders in connection with the negotiation, preparation, execution and administration of this Agreement, the other Financing Documents and the Warrants and any amendments hereto or thereto and waivers hereof and thereof, (iii) all costs and expenses of creating, perfecting and maintaining Liens pursuant to the Financing Documents, including filing and recording fees and expenses, the costs of any bonds required to be posted in respect of future filing and recording fees and expenses, title investigations and fees and expenses of such local counsel as the Agent shall request, (iv) the reasonable fees, expenses and disbursements of independent accountants or other experts retained by the Agent in connection with not more than two accounting and collateral audits or reviews of the Company and its affairs during any calendar year and (v) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Lender, including reasonable fees and disbursements of counsel (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent), in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  SECTION 10.05. INDEMNITY. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to indemnify, pay and hold harmless the Agent and each Lender and any subsequent holder of any of the Notes, Warrants or Warrant Shares and the officers, directors, employees and agents of the Agent, each Lender and such holders (collectively called the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of an Obligor, and the expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by NationsCredit) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Operative Documents (including
(i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by the Company or any of its Subsidiaries of any Hazardous Materials or any Hazardous Materials Contamination, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of the Company or any of its Subsidiaries, and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Notes and Warrants, except that the Company shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them. Without limiting the generality of any provision of this Section, to the fullest extent permitted by law, the Company hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or relating to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

                  SECTION 10.06. TAXES. The Company agrees to pay all governmental assessments, charges or taxes (except income or other similar taxes imposed on any Lender or any holder of a Note), including any interest or penalties thereon, at any time payable or ruled to be payable in respect of the existence, execution or delivery of this Agreement, the other Financing Documents or the Warrants, or the issuance of the Notes, the Warrants or the Warrant Shares, and to indemnify and hold each Lender and each and every holder of the Notes, Warrants and Warrant Shares harmless against liability in connection with any such assessments, charges or taxes.

                  SECTION 10.07. FUNDING LOSSES. If the Company fails to borrow any Working Capital Loans after notice has been given to any Lender in accordance with Section 4.04 or make any payment when due (including pursuant to a notice of optional prepayment), the Company shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective participant in the related Loan), including any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow; provided that such Lender shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                  SECTION 10.08. MAXIMUM INTEREST. (a) In no event shall the interest charged with respect to the Notes or any other obligations of the Company under the Financing Documents exceed the maximum amount permitted under the laws of the State of Georgia or of any other applicable jurisdiction.

                  (b) Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable for the account of any Lender hereunder or under any Note or other Financing Document (the "STATED RATE") would exceed the highest rate of interest permitted under any applicable law to be charged by such Lender (the "MAXIMUM LAWFUL RATE"), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable for the account of such Lender shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, the Company shall, to the extent permitted by law, continue to pay interest for the account of such Lender at the Maximum Lawful Rate until such time as the total interest received by such Lender is equal to the total interest which such Lender would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable for the account of such Lender shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply.

                  (c) In no event shall the total interest received by any Lender exceed the amount which such Lender could lawfully have received had the interest been calculated for the full term hereof at the Maximum Lawful Rate with respect to such Lender.

                  (d) In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

                  (e) If any Lender has received interest hereunder in excess of the Maximum Lawful Rate with respect to such Lender, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to the Company.

                                   ARTICLE XI

                                   THE AGENT

                  SECTION 11.01. APPOINTMENT AND AUTHORIZATION. Each Lender irrevocably appoints and authorizes the Agent to enter into each of the Security Documents on its behalf and to take such action as agent on its behalf and to exercise such powers under the Financing Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

                  SECTION 11.02. AGENT AND AFFILIATES. NationsCredit shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and NationsCredit and its affiliates may lend money to and generally engage in any kind of business with the Company or any Subsidiary or affiliate of the Company as if it were not the Agent hereunder.

                  SECTION 11.03. ACTION BY AGENT. The obligations of the Agent hereunder are only those expressly set forth herein and under the other Financing Documents. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article IX.

                  SECTION 11.04. CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 11.05. LIABILITY OF AGENT. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Financing Documents (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in
Article V, except receipt of items required to be delivered to the Agent; or
(iv) the validity, effectiveness, sufficiency or genuineness of any Financing Document or any other instrument or writing furnished in connection therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  SECTION 11.06. INDEMNIFICATION. Each Lender shall, ratably in accordance with its Working Capital Commitment (whether or not the Working Capital Commitments have been terminated), indemnify the Agent (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by the Agent hereunder or thereunder.

                  SECTION 11.07. CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

                  SECTION 11.08. SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be an institution organized or licensed under the laws of the United States of America or of any State thereof. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                                  ARTICLE XII

                                 MISCELLANEOUS

                  SECTION 12.01. SURVIVAL. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the other Operative Documents and the execution, sale and delivery of the Notes, Warrants and Warrant Shares. The indemnities and agreements set forth in Articles X and XI shall survive the payment of the Notes, the exercise, redemption or expiration of the Warrants and the termination of this Agreement.

                  SECTION 12.02. NO WAIVERS. No failure or delay by the Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 12.03. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telecopy or telex number set forth on the signature pages hereof (or, in the case of any such Lender who becomes a Lender after the date hereof, in a notice delivered to the Company and the Agent by the assignee Lender forthwith upon such assignment) or at such other address or telecopy or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answer back is received (in the case of telex) or telephonic confirmation of receipt thereof is obtained (in the case of telecopy) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

                  SECTION 12.04. SEVERABILITY. In case any provision of or obligation under this Agreement or the Notes or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 12.05. AMENDMENTS AND WAIVERS. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Lenders (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase or decrease any Commitment of any Lender (except for a ratable decrease in the Commitments of all Lenders) or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of any Loan pursuant to
Section 2.04(a), 3.04(a) or 4.05(a), or of interest on any Loan or any fees hereunder or for any termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement.

                  SECTION 12.06. SUCCESSORS AND ASSIGNS; REGISTRATION. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any transferee of any Note or Warrant), except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

                  (b) The terms and provisions of this Agreement shall inure to the benefit of any transferee or assignee of any Note or Warrant and, in the event of such transfer or assignment, the rights and privileges herein conferred upon the assigning Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Any assignment shall be for an equal percentage of each Class of such assignor Lender's Loans and its Working Capital Commitment, and any such assignee Lender shall, upon its registration in the Note Register referred to below, become a "Lender" for all purposes hereunder. Upon any such assignment, the assignor Lender shall be released from its Working Capital Commitment to the extent assigned to and assumed by the assignee Lender.

                  (c) Upon any assignment of any Note(s), the assigning Lender shall surrender its Note(s) to the Company for exchange or registration of transfer, and the Company will promptly execute and deliver in exchange therefor a new Note or Note(s) of the same tenor and registered in the name of the assignor Lender (if less than all of such Lender's Notes are assigned) and the name of the assignee Lender.

                  (d) The Company shall maintain a register (the "NOTE REGISTER") of the Lenders and all assignee Lenders that are the holders of all the Notes issued pursuant to this Agreement. The Company will allow any Lender to inspect and copy such list at the Company's principal place of business during normal business hours. Prior to the due presentment for registration of transfer of any Note, the Company may deem and treat the Person in whose name a
Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and premium and interest on such Note and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

                  (e) Each Lender (including any assignee Lender at the time of such assignment) represents that it (i) is acquiring its Notes solely for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof, (ii) has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in the Notes, (iii) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, including a complete loss of its investment.

                  (f) Each Lender understands that the Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future such Lender decides to resell, pledge or otherwise transfer any of the Notes, such Notes may be resold, pledged or transferred only (i) to the Company, (ii) to a person who such Lender reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act or (iii) pursuant to an exemption from registration under the Securities Act.

                  (g) Each Lender understands that the Notes will, unless otherwise agreed by the Company and the holder thereof, bear a legend to the following effect:

         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
         (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

                  (h) If any Note becomes mutilated and is surrendered by the Lender with respect thereto to the Company, or if any Lender claims that any of its Notes has been lost, destroyed or wrongfully taken, the Company shall execute and deliver to such Lender a replacement Note, upon the affidavit of such Lender attesting to such loss, destruction or wrongful taking with respect to such Note and such lost, destroyed, mutilated, surrendered or wrongfully taken Note shall be deemed to be canceled for all purposes hereof. Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof and no indemnity shall be required as a condition of the execution and delivery of a replacement Note. Any costs and expenses of the Company in replacing any such Note shall be for the account of such Lender.

                  SECTION 12.07. COLLATERAL. Each of the Lenders represents to the Agent and each of the other Lenders that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  SECTION 12.08. HEADINGS. Headings and captions used in the Financing Documents (including the Exhibits and Schedules hereto and thereto) are included herein and therein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 12.09. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.03. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  SECTION 12.10. NOTICE OF BREACH BY AGENT OR LENDER. The Company agrees to give the Agent and the Lenders notice of any action or inaction by the Agent or any Lender or any agent or attorney of the Agent or any Lender in connection with this Agreement or any other Financing Document or the obligations of the Company under this Agreement or any other Financing Document that may be actionable against the Agent or any Lender or any agent or attorney of the Agent or any Lender or a defense to payment of any obligations of the Company under this Agreement or any other Financing Document for any reason, including commission of a tort or violation of any contractual duty or duty implied by law. The Company agrees, to the fullest extent that it may lawfully do so, that unless such notice is given promptly (and in any event within ten (10) days after the Company has knowledge, or with the exercise of reasonable diligence could have had knowledge, of any such action or inaction), the Company shall not assert, and the Company shall be deemed to have waived, any claim or defense arising therefrom to the extent that the Agent or any Lender could have mitigated such claim or defense after receipt of such notice.

                  SECTION 12.11. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                  SECTION 12.12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, the other Financing Documents, the Warrantholders Rights Agreement and the Warrants constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                  SECTION 12.13. SIRROM LOAN DOCUMENTS. The Company acknowledges and acquisces in the purchase by and the transfer and assignment to NationsCredit of the Sirrom Loan Documents and the indebtedness evidenced thereby, and agrees with NationsCredit to perform the obligations and agreements of the Company contained therein in accordance with the terms thereof, subject to the amendments thereto set forth herein. The Company and NationsCredit hereby agree that to the extent any of the representations and warranties and affirmative and negative covenants contained in the Sirrom Loan Agreement shall be inconsistent with the representations and warranties and affirmative and negative covenants of the Company set forth in this Agreement, such representations and warranties and affirmative and negative covenants are and shall be deemed superseded and replaced by the representations and warranties and affirmative and negative covenants contained in this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   BORROWER:

                                   HORIZON MEDICAL PRODUCTS, INC.



                                   By: /s/ [Unreadable]
                                      -----------------------------------------
                                       President


                                   Address:   Seven North Parkway Square
                                              4200 Northside Parkway
                                              Atlanta, Georgia  30327

                                   Attention: President

                                   Telecopy No.: (404) 233-0171



                                   LENDERS:

                                   NATIONSCREDIT COMMERCIAL
                                   CORPORATION



                                   By: /s/ Edward M. Alt
                                      -----------------------------------------
                                       Authorized Signatory


                                   Address:   201 Broad Street
                                              One Canterbury Green
                                              Stamford, Connecticut  06901

                                   Attention: Horizon Medical Products, Inc.,
                                              Account Officer

                                   Telecopy No.: (203) 352-4102

                                   AGENT:

                                   NATIONSCREDIT COMMERCIAL
                                   CORPORATION



                                   By: /s/ Edward M. Alt
                                      ----------------------------------------
                                       Authorized Signatory


                                   Address:   201 Broad Street
                                              One Canterbury Green
                                              Stamford, Connecticut  06901

                                   Attention: Horizon Medical Products, Inc.,
                                              Account Officer

                                   Telecopy No.: (203) 352-4102

                                          Payment Account Information:

                                          First National Bank of Chicago
                                          Account No.: 52-56933
                                          ABA Routing No.: 071000013
                                          Account Name:  NationsCredit
                                                Commercial Corporation
                                          Ref.: Horizon Medical Products, Inc.


                                          Company Account Information:

                                          Bank Name: Columbus Bank and Trust
                                          Account No.: 22 33 800
                                          ABA Routing No.: 061100606
                                          Ref.: Horizon Medical Products, Inc.

                                                                      EXHIBIT A



         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
         (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

                         HORIZON MEDICAL PRODUCTS, INC.

                                 TRANCHE A NOTE


$21,500,000                                                       July 15, 1997


                  HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (together with its successors, the "COMPANY"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "LENDER"), or registered assigns, an aggregate principal amount of Twenty-One Million Five Hundred Thousand Dollars ($21,500,000), by paying on each of the installment dates set forth in Schedule A attached hereto the aggregate principal amount set forth on Schedule A opposite such date in accordance with Section 2.04(a) of the Credit Agreement referred to below, together with accrued and unpaid interest thereon to but excluding the date of payment, and to pay in arrears on the first Business Day of each calendar month, commencing with August 1, 1997, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof from time to time at a per annum rate equal to the sum of (i) the Commercial Paper Rate (as hereinafter defined) plus
(ii) 4.25%, and to pay on demand interest at a rate equal to the sum of the foregoing rate plus 2.00% per annum (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal, premium and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business on any day on which the Commercial Paper Rate changes.

                  "COMMERCIAL PAPER RATE" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its
H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means July 1, 1997 and the first Business Day of each calendar month thereafter.

                  This Note is one of the Tranche A Notes referred to in the Credit Agreement dated as of July 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT") among the Company, the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

                  If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

                  This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

                  Payments of principal hereof and interest and premium hereon shall be made in lawful money of the United States of America.

                  Presentment, demand and notice of any kind are hereby waived by the undersigned.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.

                                              HORIZON MEDICAL PRODUCTS, INC.




                                              By
                                                -------------------------------
                                                Title:
                                                      -------------------------

                                     SCHEDULE A
                                 TO TRANCHE A NOTE

                                Amortization Schedule

                    Quarterly Date
                     Installment               Principal Amount
                    Nos.  1 - 4                   $  537,500
                    Nos.  5 - 12                     806,250
                    Nos. 13 - 24                   1,075,000

As used herein, "Quarterly Date" means each January 1, April 1, July 1 and October 1 occurring on or after April 1, 1998.

                                                                      EXHIBIT B


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
         (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.


                         HORIZON MEDICAL PRODUCTS, INC.


                                 TRANCHE B NOTE


$2,000,000                                                        July 15, 1997


                  HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (together with its successors, the "COMPANY"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "LENDER"), or registered assigns, an aggregate principal amount of Two Million Dollars ($2,000,000), by paying on each of the installment dates set forth in Schedule A attached hereto the aggregate principal amount set forth on Schedule A opposite such date in accordance with Section 3.04(a) of the Credit Agreement referred to below, together with accrued and unpaid interest thereon to but excluding the date of payment, and to pay in arrears on the first Business Day of each calendar month, commencing with August 1, 1997, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof from time to time at a per annum rate equal to the sum of (i) the Commercial Paper Rate (as hereinafter defined) plus (ii) 5.25%, and to pay on demand interest at a rate equal to the sum of the foregoing rate plus 2.00% per annum (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal, premium and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business or any day on which the Commercial Paper Rate changes.

                  "COMMERCIAL PAPER RATE" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means July 1, 1997 and the first Business Day of each calendar month thereafter.

                  This Note is one of the Tranche B Notes referred to in the Credit Agreement dated as of July 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT") among the Company, the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

                  If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

                  This Note also may and must be prepaid as provided in the Credit Agreement, together with any premium set forth therein, under the circumstances therein described.

                  Payments of principal hereof and interest and premium hereon shall be made in lawful money of the United States of America.

                  Presentment, demand and notice of any kind are hereby waived by the undersigned.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.

                                               HORIZON MEDICAL PRODUCTS, INC.



                                               By
                                                 ------------------------------
                                                 Title:
                                                       ------------------------

                                   SCHEDULE A
                               TO TRANCHE B NOTE

                             AMORTIZATION SCHEDULE

             Tranche B Quarterly
              Date Installment              Principal Amount
                  Nos. 1-4                      $500,000


As used herein, "Tranche B Quarterly Date" means each January 1, April 1, July 1 and October 1 occurring after the earlier of (i) the sixth (6th) anniversary of the Closing Date and (ii) the date on which the Tranche A Notes shall have been repaid in their entirety.

                                                                      EXHIBIT C



         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
         (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.



                         HORIZON MEDICAL PRODUCTS, INC.


                              WORKING CAPITAL NOTE


$3,000,000                                                        July 15, 1997


                  HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (together with its successors, the "COMPANY"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "LENDER"), or registered assigns, the principal amount of Three Million Dollars ($3,000,000) or the aggregate outstanding principal amount of the Working Capital Loans made by the Lender, whichever is less, on the Working Capital Termination Date (as herein defined), and to pay in arrears on the first Business Day of each calendar month, commencing with August 1, 1997, until the Working Capital Termination Date and on the Working Capital Termination Date, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof on each day from time to time at a per annum rate equal to the sum of (i) the Commercial Paper Rate (as hereinafter defined) plus (ii) 4.25%, and to pay on demand interest at a rate equal to the rate otherwise applicable to this Working Capital Note plus 2.00% per annum (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business on any day on which the Commercial Paper Rate changes.

                  "WORKING CAPITAL TERMINATION DATE" means the earlier of July 1, 2004 and the date on which all of the Tranche A Notes and the Tranche B Notes shall have been paid in full in accordance with their terms.

                  "COMMERCIAL PAPER RATE" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means July 1, 1997 and the first Business Day of each calendar month thereafter.

                  This Note is one of the Working Capital Notes referred to in the Credit Agreement dated as of July 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT"), among the Company, the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

                  If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

                  Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Working Capital Loan made by the Lender and each payment and prepayment with respect thereto. Failure of the Lender or any holder hereof to make any such endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

                  Payments of principal hereof and interest hereon shall be made in lawful money of the United States of America.

                  Presentment, demand, protest and notice of any kind are hereby waived by the undersigned.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.

                                            HORIZON MEDICAL PRODUCTS, INC.




                                            By
                                              ---------------------------------
                                              Title:
                                                    ---------------------------

                                                                      EXHIBIT D


THIS WARRANT AND THE SHARES OF NON-VOTING COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE OR TRANSFERRED UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT AND THE SHARES OF NON-VOTING COMMON STOCK PURCHASABLE HEREUNDER ARE SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF JULY 15, 1997, AMONG HORIZON MEDICAL PRODUCTS, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS LISTED ON THE SIGNATURE PAGES THEREOF, A COPY OF WHICH IS ON FILE WITH HORIZON MEDICAL PRODUCTS, INC.

                                                           Dated: July 15, 1997



                                    WARRANT

            TO PURCHASE 15,276 SHARES OF NON-VOTING COMMON STOCK OF

                        HORIZON MEDICAL PRODUCTS, INC.

                            EXPIRING JULY 15, 2007


                  THIS IS TO CERTIFY THAT, for value received, NATIONSCREDIT COMMERCIAL CORPORATION or registered assigns ("HOLDER") is entitled to purchase from HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m., New York City time, on the earlier of July 15, 2007, and the Business Day preceding the date of redemption of this Warrant, at the place where the Warrant Agency is located, at the Exercise Price, the number of shares of Class B Common Stock, par value $.001 per share (the "NON-VOTING COMMON STOCK") of the Company, all subject to adjustment and upon the terms and conditions hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.


                  This Warrant is one of one or more warrants (the "WARRANTS") of the same form and having the same terms as this Warrant, entitling the holders initially to purchase up to an aggregate of 15,276 shares of Non-Voting Common Stock. The Warrants have been issued pursuant to the Credit Agreement dated as of July 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT") among the Company, the Lenders listed on the signature pages thereof and NationsCredit Commercial Corporation ("NATIONSCREDIT"), as Agent, and the Holder is entitled to certain benefits as set forth therein and to certain benefits described in the Warrantholders Rights Agreement. The Company shall keep a copy of the Credit Agreement and the Warrantholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

         Certain terms used in this Warrant are defined in Article VI.

                                   ARTICLE I

                             EXERCISE OF WARRANTS

                  1.1. METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company, at the Warrant Agency, (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Non-Voting Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, either (a) by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times
(ii) the number of Warrant Shares as to which this Warrant is being exercised or (b) by receiving from the Company the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus
(ii) the number of Warrant Shares having a value, based on the Closing Price on the trading day immediately prior to the date of such exercise, equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised.

                  The Company shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Non-Voting Common Stock specified in said notice together with cash in lieu of any fractions of a share as provided in Section 1.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Non-Voting Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

                  1.2. SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Non-Voting Common Stock issued upon the exercise of this Warrant and all shares of Voting Common Stock issued upon the conversion of such Non-Voting Common Stock shall be validly issued, fully paid and nonassessable.

                  1.3. NO FRACTIONAL SHARES REQUIRED TO BE ISSUED. The Company shall not be required to issue fractions of shares of Non-Voting Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon final exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value of the Company per share of outstanding Common Stock on the Business Day immediately prior to the date of such exercise.
                  1.4. ACKNOWLEDGEMENT REGARDING REGISTRATION. The Holder of this Warrant and any transferee hereof of the shares of the Non-Voting Common Stock issuable upon the exercise of this Warrant, by their acceptance hereof or thereof, hereby acknowledge and agree that this Warrant and the shares of Non-Voting Common Stock issuable upon the exercise hereof and any shares of Voting Common Stock issued upon the conversion of such Non-Voting Common Stock have not been registered under the Securities Act or any state securities laws and shall not be sold, pledged, hypothecated, donated or otherwise transferred unless registered under the Securities Act and any applicable state securities laws or upon the issuance to the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that any such transfer shall not be in violate of the Securities Act or any applicable state securities laws.

                  1.5. SHARE LEGEND. Each certificate for shares of Non-Voting Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

          "This security has not been registered under the Securities Act of 1933 as amended or any state securities laws and may not be sold or offered for sale or transferred unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available. This security is also subject to and has the benefit of a Warrantholders Rights Agreement dated as of July 15, 1997, among Horizon Medical Products, Inc. and the Stockholders and Warrantholders listed on the signature pages thereof, copies of which are on file with Horizon Medical Products, Inc."

                  Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

                  1.6. RESERVATION; AUTHORIZATION; CAPITALIZATION. The Company has duly reserved, and will keep available for issuance upon exercise of the Warrants, the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding and the total number of shares of Voting Common Stock deliverable upon conversion of such Warrant Shares to Voting Common Stock. The Company will not take any actions during the term of this Warrant that would result in any adjustment of the number of shares of Common Stock issuable upon the exercise of the Warrant if (i) the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, (ii) all shares of Common Stock issued and outstanding and
(iii) all shares then issuable (x) upon the exercise of all Options and (y) upon the conversion or exchange of all Convertible Securities, would exceed the total number of shares of Common Stock then authorized for issuance by the Company. The Company will not change the Non-Voting Common Stock from par value $.001 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Non-Voting Common Stock upon any event described in Article IV that provides for an increase in the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased. At July 15, 1997, the Company had outstanding (i) 102,277 shares of Voting Common Stock, (ii) 0 shares of Non-Voting Common Stock, (iii) options and warrants to acquire an additional 0 shares of Voting Common Stock and (iv) no other shares of capital stock or any securities convertible into or exchangeable for shares of capital stock or any rights, options or warrants to purchase any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, except as set forth on Schedule 1 attached hereto. Neither the issuance of this Warrant nor the issuance of Warrant Shares upon exercise of this Warrant violates or conflicts with the Company's certificate of incorporation or bylaws or any agreement to which the Company is a party.

                  1.7. REDUCTION OF WARRANT SHARES. (a) In the event the Company shall complete a Qualified IPO on or before December 31, 1998, or shall achieve

EBITDA of not less than $10,000,000 for its fiscal year ending December
31, 1998 (as certified by the Company's independent public accountants), the number of Warrant Shares issuable hereunder shall be reduced to such number as shall represent 7.5% of the Common Stock of the Company on a Fully-Diluted Basis.

                  (b) In the event the Company shall complete a Qualified IPO after December 31, 1998 but on or before the second anniversary of the Closing Date, or shall achieve EBITDA of not less than $14,000,000 for the twelve consecutive months most recently ended prior to the second anniversary of the Closing Date (as certified by the Company's independent public accountants), the number of Warrant Shares issuable hereunder shall be reduced to such number as shall represent 10.0% of the Common Stock of the Company on a Fully-Diluted Basis.

                                   ARTICLE II

                    WARRANT AGENCY; TRANSFER, EXCHANGE AND
                            REPLACEMENT OF WARRANTS

                  2.1. WARRANT AGENCY. As long as any of the Warrants remain outstanding, the Company shall perform the obligations of and be the warrant agency with respect to the Warrants (the "WARRANT AGENCY") at its address set forth in Section 12.03 of the Credit Agreement or at such other address as the Company shall specify by notice to all Warrantholders.

                  2.2. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article II.

                  2.3. TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, and compliance with Section 1.4, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

                  2.4. DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with
Section 2.3 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  2.5. LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (it being understood and agreed that if the holder of such Warrant is NationsCredit, then a written agreement of indemnity given by NationsCredit alone shall be satisfactory to the Company and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Non-Voting Common Stock.

                  2.6. EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                  ARTICLE III

                                 CERTAIN RIGHTS

                  3.1. RIGHTS AND OBLIGATIONS UNDER THE WARRANTHOLDERS RIGHTS AGREEMENT. This Warrant is entitled to the benefits and subject to the terms of the Warrantholders Rights Agreement dated as of July 15, 1997, among the Company and the Stockholders and Warrantholders listed on the signature pages thereof (as amended from time to time, the "WARRANTHOLDERS RIGHTS AGREEMENT"). The Company shall keep or cause to be kept a copy of the Warrantholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

                  3.2. DETERMINATION OF FAIR MARKET VALUE. Subject to Section
3.3 hereof, each determination of Fair Market Value hereunder shall be made in good faith by the Company. Upon each determination of Fair Market Value by the Company hereunder, the Company shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof (the "COMPANY DETERMINATION").

                  3.3. CONTEST AND APPRAISAL RIGHTS. (a) If the holders of Warrants entitling such holders to purchase a majority of the Non-Voting Common Stock subject to purchase upon exercise of Warrants at the time outstanding (exclusive of Warrants then owned by the Company or any Subsidiary (as defined in the Credit Agreement) or Affiliate (as defined in the Credit Agreement) thereof) (the "REQUIRED INTEREST") shall disagree with the Company Determination and shall by notice to the Company given within 30 days after the Company's notice of the Company Determination (an "APPRAISAL NOTICE") elect to dispute the Company Determination, such dispute shall be resolved as set forth in subsection (b) of this Section.

                  (b) The Company shall within 30 days after an Appraisal Notice shall have been given pursuant to subsection (a) of this Section engage an investment bank or other qualified appraisal firm acceptable to the Required Interest (the "APPRAISER") to make an independent determination of Fair Market Value (the "APPRAISER DETERMINATION"). The Appraiser Determination shall be final and binding on the Company and all Warrantholders. If the Company Determination and the Appraiser Determination differ by an amount of 15% or less of the Company Determination, then the costs of conducting the appraisal shall be borne equally by the Company and the Warrantholders; if the Company Determination is greater than the Appraiser Determination by more than 15% of the Company Determination, then the costs of conducting the appraisal shall be borne entirely by the Warrantholders; and if the Appraiser Determination is greater than the Company Determination by more than 15% of the Company Determination, then the costs of conducting the appraisal shall be borne entirely by the Company; provided that in each case costs separately incurred by the Company and any Warrantholders shall be separately borne by them.

                  3.4. BOARD MEETINGS. The Company shall give to NationsCredit, so long as it shall be the holder of any Warrants, notice of all meetings and actions by written consent of its board of directors and each committee thereof (if any), at the same time and in the same manner as notice of any meetings of such board or committees is required to be given to directors who do not waive such notice (or, if such action requires no notice, then 10 days written notice thereof describing the matters upon which action is to be taken). NationsCredit, so long as it shall be the holder of any Warrants, shall have the right to send two representatives selected by it to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof (other than any portion of such meeting devoted to discussion of NationsCredit solely in its capacity as holder of the Warrants).

                  3.5 FINANCIAL STATEMENTS AND OTHER INFORMATION. Promptly upon transmission thereof, the Company will deliver to NationsCredit, so long as it shall be the holder of any Warrants, copies of any and all financial statements, proxy statements, notices and other reports as it may send to its public stockholders and copies of all registration statements and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to its functions). The Company also will, and will cause its Subsidiaries to, deliver to NationsCredit, so long as it shall be the holder of any Warrants, with reasonable promptness, such other information or data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by NationsCredit.

                  3.6 LIMITATION OF RIGHTS. The Warrantholders shall not, by virtue of the Warrants, be entitled to any rights of a shareholder in the Company, either at law or in equity, until the exercise of the Warrants as provided therein. The Warrantholders, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Non-Voting Common Stock for any purpose, nor shall anything contained in the Warrants be construed to confer upon the Warrantholders, as such, any other rights of a shareholder of the Company, including, but not limited to, any right to vote, give or withhold consent to any action by the Company, whether upon recapitalization, issuance of stock, reclassification of stock, consolidation, merger, share exchange, conveyance or otherwise, receive notice of meetings or other action affecting shareholders, or receive subscription rights, except as expressly provided herein or in the Warrantholders Rights Agreement.

                                   ARTICLE IV

                            ANTIDILUTION PROVISIONS

                  4.1. ADJUSTMENT GENERALLY. The Exercise Price and the number of shares of Non-Voting Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article IV; provided that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Non-Voting Common Stock, as such par value is reduced from time to time in accordance with Section 1.6.

                 4.2. COMMON STOCK REORGANIZATION. If the Company shall subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "COMMON STOCK REORGANIZATION"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Non-Voting Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

                  4.3. COMMON STOCK DISTRIBUTION. (a) If the Company shall issue, sell or otherwise distribute any shares of Common Stock (other than Excluded Shares), other than pursuant to a Common Stock Reorganization (which is governed by Section 4.2 hereof) (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "COMMON STOCK DISTRIBUTION"), for a consideration per share less than the Fair Market Value of the Company per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution), then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced, if such consideration per share shall be less than such Fair Market Value per share, to the lowest of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i), (ii) and (iii) below:

                  (i) if the Company shall receive any consideration for the Common Stock issued, sold or distributed in such Common Stock Distribution, the consideration per share of Common Stock received by the Company upon such issue, sale or distribution;

                  (ii) by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the then existing Exercise Price, plus (2) the consideration, if any, received by the Company upon such Common Stock Distribution by (B) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution; and

                  (iii) by multiplying the Exercise Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by such Fair Market Value per share on the date of such Common Stock Distribution, plus (B) the consideration, if any, received by the Company upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution multiplied by (2) such Fair Market Value per share on the date of such Common Stock Distribution.

                  If any Common Stock Distribution shall require an adjustment to the

Exercise Price pursuant to the foregoing provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, then, effective at the time such adjustment is made, the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Non-Voting Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a Fully Diluted Basis) plus the number of shares of Common Stock which the aggregate consideration received by the Company with respect to such Common Stock Distribution would purchase at the Fair Market Value of the Company per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution). In computing adjustments under this paragraph, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                  The provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, shall not operate to increase the Exercise Price or reduce the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant.

                  (b) If the Company shall issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (other than Excluded Shares) (such rights, warrants or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES"), whether or not such Options or the rights to convert or exchange any such Convertible Securities in respect of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities in respect of such Options (determined by dividing
(i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Fair Market Value of the Company per share of outstanding Common Stock on a Fully Diluted Basis on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration of such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

                  (c) If the Company shall issue, sell or otherwise distribute (including by assumption) any Convertible Securities (other than Excluded Shares), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value of the Company per share of outstanding Common Stock on a Fully Diluted Basis on the date of such issuance, sale or distribution (before giving effect to such issuance, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

                  (d) If (i) the purchase price provided for in any Option (other than Excluded Shares) referred to in paragraph (b) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities (other than Excluded Shares) referred to in paragraph (b) or (c) above or the rate at which any Convertible Securities (other than Excluded Shares) referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
Article IV), or (ii) any of such Options or Convertible Securities shall have terminated, lapsed or expired, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (d)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (d)).

                  (e) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

                  (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities (other than Excluded Shares) shall be issued sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities (other than Excluded Shares) shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options (other than Excluded Shares) shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated by the Company to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                  4.4. SPECIAL DIVIDENDS. If the Company shall issue or distribute to any holder or holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any cash, property or other assets (excluding a Common Stock Reorganization or a Common Stock Distribution), whether or not accompanied by a purchase, redemption or other acquisition of shares of Common Stock (any such nonexcluded event being herein called a "SPECIAL DIVIDEND"), (a) the Exercise Price shall be decreased, effective immediately after the effective date of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value of the Company per share of outstanding Common Stock as of such effective date less any cash and the then Fair Market Value of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be such Fair Market Value per share and (b) the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Non-Voting Common Stock subject to purchase immediately before such special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of such Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, a Common Stock Reorganization.

                  4.5. CAPITAL REORGANIZATIONS. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "CAPITAL REORGANIZATION"), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase Non-Voting Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall (a) execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholders' rights in accordance with this Section 4.5, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article IV and (b) provide each Regulation Y Holder with an opinion of counsel reasonably satisfactory to such Regulation Y Holder and such other assurances as any Regulation Y Holder may reasonably request to the effect that the ownership and exercise by any Regulation Y Holder of this Warrant after giving effect to such Capital Reorganization shall not be prohibited by the BHC Act or the regulations thereunder. The provisions of this Section 4.5 shall similarly apply to successive Capital Reorganizations.

                  4.6. ADJUSTMENT RULES. Any adjustments pursuant to this
Article IV shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Article IV, no adjustment shall be made to the number of shares of Non-Voting Common Stock to be delivered to each Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. No adjustment shall be made pursuant to this

Article IV in respect of the issuance from time to time of shares of Common Stock upon the exercise of any of the Warrants. If the Company shall take a record of the holders of its Common Stock for any purpose referred to in this
Article IV, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Article IV in respect of such action.

                  4.7. PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that (a) the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Non-Voting Common Stock which any Warrantholder is entitled to receive upon exercise thereof and (b) the ownership and exercise of any Warrant by any Regulation Y Holder shall not be prohibited by the BHC Act or the regulations thereunder.

                  4.8. NOTICE OF ADJUSTMENT. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, the Company shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE V

               PURCHASE, REDEMPTION AND CANCELLATION OF WARRANTS

                  5.1. PURCHASE OF WARRANTS BY THE COMPANY. The Company shall have the right or obligation to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as set forth below.

                  5.2. MANDATORY REDEMPTION OF WARRANTS. The Holder may (a) at any time and from time to time on or after the fourth anniversary of the Closing Date, (b) at any time and from time to time on or after the repayment in full of all principal of and premium and interest on the Notes (as defined in the Credit Agreement) and the termination of the Commitments under the Credit Agreement and (c) on or within 30 days after the date on which the Company shall have delivered a Refinancing Notice, by notice to the Company (any such redemption pursuant to this clause (c), a "REFINANCING REDEMPTION"), demand a determination of the Redemption Price (a "DETERMINATION NOTICE") for purposes of this Section 5.2. Within 30 days (or, in the case of a Refinancing Redemption, 5 days) after the receipt of any Determination Notice from the

Holder, the Company shall give to the Holder notice of the Redemption Price, including a reasonably detailed description of the method of calculation thereof, determined as of the day preceding such notice of the Redemption Price. At any time within 30 days (or, in the case of a Refinancing Redemption, 15 days) after receipt of notice of the Redemption Price the Holder may demand redemption of this Warrant, in whole or in part, at the Redemption Price by notice to the Company, payable on the third Business Day after receipt of notice of such demand (or, in the case of a Refinancing Redemption, on the closing date of such refinancing) (any such date, the "REDEMPTION DUE DATE") in immediately available funds to the Holder upon surrender of this Warrant at the Warrant Agency or, if requested by the Holder, without surrender of this Warrant, by wire transfer to any account in New York City specified by notice to the Company. Thereupon, the right to purchase shares of Non-Voting Common Stock theretofore represented by this Warrant as to which the Holder has demanded (and the Company may effect) redemption shall terminate, and this Warrant shall represent the right of the Holder to receive the full Redemption Price from the Company in accordance with this Section. The Holder's right to demand redemption of this Warrant pursuant to this Section 5.2 shall be referred to hereinafter as the Holder's "MANDATORY REDEMPTION RIGHT".

                  5.3. OPTIONAL REDEMPTION. At any time and from time to time after the fifth anniversary of the Closing Date, the Company shall have the right to redeem all, but not less than all, of the outstanding Warrants at the Optional Redemption Price, determined as of the day preceding the notice of redemption. Irrevocable notice of such right of redemption shall be given by the Company to all Warrantholders not more than 30 days nor less than 15 days prior to the date scheduled for redemption, stating the date and price, including a reasonably detailed description of the method of calculation thereof, of redemption. Warrantholders may not exercise the Warrants after any such notice of redemption unless the Company shall fail to redeem the Warrants as provided herein, the right to purchase shares of Non-Voting Common Stock theretofore represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive the Optional Redemption Price from the Company in immediately available funds upon surrender of this Warrant at the Warrant Agency. If the Optional Redemption Price shall be disputed pursuant to Section 3.3, the Company shall pay to the affected Warrantholders on the redemption date the Optional Redemption Price initially determined by it and shall thereafter make supplemental payment of any increase (and the affected Warrantholder shall remit to the Company any decrease) in the Optional Redemption Price upon resolution of such dispute.

                  5.4. CANCELLATION OF Warrants. All Warrants purchased, redeemed or otherwise acquired by the Company shall thereupon be canceled and retired. The Warrant Agency shall cancel any Warrant surrendered for exercise or registration of transfer or exchange and deliver such canceled Warrants to the Company.

                  5.5. NOTICE OF REFINANCING. The Company shall give notice to each of the Warrantholders of any intent by the Company to refinance in their entirety the Notes

(as defined in the Credit Agreement) not less than 30 days prior to the proposed closing date of such refinancing, setting forth such proposed closing date and notifying each Warrantholder of its rights under Section 5.2 (such notice, the "REFINANCING NOTICE").

                                  ARTICLE VI

                                  DEFINITIONS

                  The following terms, as used in this Warrant, have the following meanings:


                  "APPRAISAL NOTICE" has the meaning set forth in Section
3.3(a).
                  "APPRAISER" has the meaning set forth in Section 3.3(b).

                  "APPRAISER DETERMINATION" has the meaning set forth in
Section 3.3(b).

                  "BHC ACT" means the Bank Holding Company Act of 1956, as amended.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day on which banking institutions located in New York are authorized by law or other governmental action to be closed, unless there shall have been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

                  "CAPITAL REORGANIZATION" has the meaning set forth in Section 4.5.

                  "CLOSING DATE" has the meaning specified in the Credit Agreement.

                  "CLOSING PRICE" on any day means (a) if Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which Common Stock is listed or admitted to trading, or (b) if Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose.

                  "COMMON STOCK" means the Voting Common Stock or the Non-Voting Common Stock, or both, as the context may require.

                    "COMMON STOCK DISTRIBUTION" has the meaning set forth in
Section 4.3(a).

                    "COMMON STOCK REORGANIZATION" has the meaning set forth in
Section 4.2.

                    "COMPANY" means Horizon Medical Products, Inc., a Georgia corporation, and its successors.

                    "CONSOLIDATED TOTAL DEBT" has the meaning specified in the Credit Agreement.

                    "CONVERTIBLE SECURITIES" has the meaning set forth in
Section 4.3(b).

                    "CREDIT AGREEMENT" has the meaning set forth in the second paragraph of this Warrant.

                    "DETERMINATION NOTICE" has the meaning set forth in Section 5.2.

                    "EBITDA" has the meaning specified in the Credit Agreement.

                    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

                    "EXCLUDED Shares" means up to 3,000 shares of Common Stock issued by the Company to employees, officers and directors as a part of incentive or compensation packages.

                    "EXERCISE PRICE" means $.01 per share of the Non-Voting Common Stock, subject to adjustment pursuant to Article IV.

                    "FAIR MARKET VALUE" as at any date of determination means the fair market value of the business or property or services in question as of such date, as determined in good faith by the Board of Directors of the Company or otherwise in accordance with Section 3.3 hereof. The Fair Market Value of the Company as at any date of determination shall be the greatest of (i) the Fair Market Value at such date of the Company and its Subsidiaries as a going concern, (ii) the liquidation value at such date of the Company and its Subsidiaries, (iii) the consolidated net worth of the Company and its Subsidiaries as shown on its latest available consolidated balance sheet of the Company and (iv) the result of (A) EBITDA for the twelve consecutive months most recently ended prior to such date multiplied by six (6) plus (B) cash and cash equivalents at such date minus (C) Consolidated Total Debt at such date. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of the Company, the Common Stock shall then be publicly traded, the Fair Market Value of the Company on such date shall be the greater of (a) the amount determined in accordance with the immediately preceding sentence and (b) the Market Price on such date multiplied by the number of shares of Common Stock then outstanding. Determination of the Fair Market Value of the Company per share of Common Stock, shall be made without giving effect to any discount for (i) minority interest, (ii) any lack of liquidity of the Common Stock due to the fact that there may be no public market for the Common Stock, or (iii) the voting status of the Non-Voting Common Stock.

                    "FULLY DILUTED BASIS" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis determined in accordance with generally accepted accounting principles as in effect from time to time.

                    "HOLDER" has the meaning set forth in the first paragraph of this Warrant.

                    "COMPANY DETERMINATION" has the meaning set forth in
Section 3.2(a).

                    "MANDATORY REDEMPTION RIGHT" has the meaning set forth in
Section 5.2.

                    "MARKET PRICE" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the shorter of (i) the 20 consecutive Business Days ending on the most recent Business Day prior to the Time of Determination and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution, grant or exercise in question through such most recent Business Day prior to the Time of Determination. "TIME OF DETERMINATION" means the time and date of the earliest of (x) the determination of the stockholders entitled to receive such issuance, sale, distribution or grant, (y) the determination of the Holders or the Company to exercise their respective rights set forth in Sections 5.2 or 5.3 hereof and (z) the commencement of "ex-dividend" trading in respect thereof.

                    "NASD" means The National Association of Securities Dealers, Inc.

                    "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

                    "NATIONSCREDIT" has the meaning set forth in the second paragraph of this Warrant.

                    "NON-VOTING COMMON STOCK" has the meaning set forth in the first paragraph of this Warrant, subject to change pursuant to Article IV.

                    "OPTIONAL REDEMPTION PRICE" means, as of any date of determination, a price for each share of Non-Voting Common Stock issuable upon exercise of the Warrants equal to 110% of the Redemption Price, determined as of such date.

                    "OPTIONS" has the meaning set forth in Section 4.3(b).

                    "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

                    "QUALIFIED IPO" means any sale of shares of Common Stock by and for the account of the Company pursuant to an underwritten initial public offering registered under the Securities Act; provided that the proceeds to the Company (net of underwriters' discount, fees and other expenses incurred by the "Company" in connection therewith) from such sale of shares exceeds $25,000,000.

                    "REDEMPTION DUE DATE" has the meaning set forth in Section
5.2 hereof.

                    "REDEMPTION Price" means, as of any date of determination, a price for each share of Non-Voting Common Stock issuable upon exercise of the Warrants equal to the excess of (a)(i) the Fair Market Value of the Company plus the aggregate Exercise Price of all Warrants either being redeemed or then outstanding and not being redeemed divided by (ii) the number of shares of Common Stock outstanding on a Fully Diluted Basis over (b) the Exercise Price then in effect.

                    "REFINANCING NOTICE" has the meaning set forth in Section
5.5 hereof.

                    "REGULATION Y HOLDER" means the Holder or a holder of Warrant Shares, if such Holder or holder of Warrant Shares is a bank holding company within the meaning of the BHC Act or a subsidiary thereof subject to Regulation Y under the BHC Act.

                    "REQUIRED INTEREST" has the meaning set forth in Section 3.3(a).

                    "SECURITIES ACT" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange Commission thereunder.

                    "SPECIAL DIVIDEND" has the meaning set forth in Section 4.4.

                    "SUBSIDIARY" of any Person means any corporation, partnership, joint venture, association or other business entity of which more than 50% of the total voting power of shares of stock or other interests therein entitled to vote in the election of members of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                    "VOTING COMMON STOCK" means the Class A common stock, par value $.001 per share, of the Company.

                    "WARRANT AGENCY" has the meaning set forth in Section 2.1.

                    "WARRANT SHARES" means the shares of Non-Voting Common Stock issuable upon the exercise of the Warrants.

                    "WARRANTHOLDER" means a holder of a Warrant.

                    "WARRANTHOLDERS RIGHTS AGREEMENT" has the meaning set forth in Section 3.1.

                    "WARRANTS" has the meaning set forth in the second paragraph of this Warrant.

                    All references herein to "DAYS" shall mean calendar days unless otherwise specified.

                                  ARTICLE VII

                                 MISCELLANEOUS

                  7.1. NOTICES. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Warrant Agency that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

                  7.2. WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the holders of Warrants entitling such holders to purchase a majority of the Non-Voting Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by the Company or any Subsidiary (as defined in the Credit Agreement) or Affiliate (as defined in the Credit Agreement) thereof); provided, however, that no such amendment, modification or waiver shall, without the written consent of each holder of Warrants at the time outstanding affected thereby, (a) change the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Article III or IV or
Section 1.5, 5.2, 5.3 or 5.5. The provisions of the Credit Agreement and the Warrantholders Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

                    Any such amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section or the applicable provisions of the Credit Agreement or the Warrantholders Rights Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all holders of Warrants and Warrant Shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

                    7.3. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

                    7.4. TRANSFER; COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant shall be transferable and assignable by the Holder hereof in whole or from time to time in part to any other Person and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

                    7.5. SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    7.6. SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

                    7.7. TAX BASIS. The Company and the Holder agree pursuant to Proposed Treasury Regulation Section 1.1273-2 that, for Federal income tax purposes, the aggregate issue price of the Tranche B Loans (as defined in the Credit Agreement) and the aggregate purchase price for the Warrants are those set forth in Section 3.05 of the Credit Agreement. Neither the Company nor the Holder hereof shall voluntarily take (nor shall the Company permit the Company voluntarily to take) any action inconsistent with the agreement set forth in this Section 7.7.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.


                                             HORIZON MEDICAL PRODUCTS, INC.



                                             By:
                                                -------------------------------
                                                President

[Corporate Seal]

Attest:


--------------------------------
Assistant Secretary

                                                                      EXHIBIT E




                         WARRANTHOLDERS RIGHTS AGREEMENT



                  WARRANTHOLDERS RIGHTS AGREEMENT dated as of July 15, 1997, among HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (together with its successors, the "COMPANY"), MARSHALL B. HUNT, ROY C. MALLADY, JR. and WILLIAM
E. PETERSON, JR. (together with their respective successors, the "MANAGEMENT STOCKHOLDERS"), and NATIONSCREDIT COMMERCIAL CORPORATION ("NATIONSCREDIT") (the Management Stockholders, together with any holder of Conversion Shares (as defined herein) and such other stockholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "STOCKHOLDERS"; and NationsCredit and such other warrantholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "WARRANTHOLDERS").

                  WHEREAS, on the date hereof, the Management Stockholders are collectively the beneficial owners of 98,091 shares of Common Stock (as defined herein), and NationsCredit has purchased and is the beneficial owner of the Warrants (as defined herein) to purchase 15,276 shares of Non-Voting Common Stock; and

                  WHEREAS, the Company and each Stockholder (other than the holders of the Conversion Shares) wish to provide to the Warrantholders and the holders of the Conversion Shares the rights described herein;

                  NOW THEREFORE the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


                  SECTION 1.1 DEFINITIONS. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

                  "AFFILIATE" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person) and (iii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "CONTROL" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

                  "BHC ACT" means the Bank Holding Company Act of 1956, as amended.

                  "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "COMMON STOCK" means the Voting Common Stock or the Non-Voting Common Stock, or both, as the context may require.

                  "CONVERSION SHARES" means (i) any shares of Non-Voting Common Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities (including Voting Common Stock) or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

                  "CREDIT AGREEMENT" means the Credit Agreement dated as of July 15, 1997, among the Company, the lenders named therein and NationsCredit, as Agent, as amended from time to time.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

                  "INITIAL PUBLIC OFFERING" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-4 or S-8 or any successor or similar forms).

                  "INITIATING HOLDERS" has the meaning set forth in Section 3.1 hereof.

                  "NON-VOTING COMMON STOCK" means the Class B common stock, par value $.001 per share, of the Company.

                  "OTHER SHARES" has the meaning set forth in Section 3.1.

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

                  "PERSON" means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a trust, a government or a subdivision thereof or a governmental agency.

                  "PUBLIC SALE" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

                  "QUALIFIED IPO" has the meaning given such term in the Warrants.

                  "REGISTRABLE SECURITIES" means any Conversion Shares until the date (if any) on which such Conversion Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

                  "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with Sections 3.1 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance,
(vi) the fees and disbursements of any one counsel retained by the holder or holders of more than 50% of the Registrable Securities being registered (or, in the case of any registration effected pursuant to Section 3.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered), (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (i) salaries of the Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place.

                  "REGULATION Y HOLDER" means any Warrant Securityholder that is a bank holding company within the meaning of the BHC Act, or a subsidiary thereof subject to Regulation Y under the BHC Act.

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

                  "REGULATORY CHANGE" means, with respect to any Regulation Y Holder, (i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder); (ii) the adoption on or after the date hereof of any interpretation or ruling applying to such Regulation Y Holder, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement or commitment with any such governmental or regulatory authority that is applicable to or binding upon such Regulation Y Holder.

                  "RESTRICTED SECURITIES" means the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on Warrants, the Conversion Shares or any such securities; provided that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

                  "SECURITIES ACT" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "STOCKHOLDER" has the meaning set forth in the introductory paragraph.

                  "VOTING COMMON STOCK" means the Class A common stock, par value $.001 per share, of The Company.

                  "WARRANT SECURITYHOLDER" means at any time any Warrantholder or any holder of Conversion Shares.

                  "WARRANTHOLDERS" has the meaning set forth in the introductory paragraph (and for purposes of Section 2.6 shall include any Person that held Warrants that were redeemed pursuant to Section 5.3 of the Warrants).

                  "WARRANTS" means the Warrant or Warrants originally issued to NationsCredit, as such Warrants may be transferred or otherwise assigned, but only to the

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

extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

                  All references herein to "DAYS" shall mean calendar days unless otherwise specified.

                                   ARTICLE II

                               TRANSFER OF SHARES;
                       PAYMENTS TO WARRANT SECURITYHOLDERS


                  SECTION 2.1 GENERAL. Except as otherwise provided in this Agreement or by law, each Stockholder may transfer its shares of Common Stock at any time to any Person.

                  SECTION 2.2 RESTRICTIONS ON TRANSFER; LEGEND ON CERTIFICATES.
(a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act and any applicable state securities laws.

                  (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE OR TRANSFERRED UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF JULY 15, 1997, AMONG HORIZON MEDICAL PRODUCTS, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH HORIZON MEDICAL PRODUCTS, INC."

                  (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public

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

Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Stockholder (as applicable) or under this Agreement. In the event of such non-complying transfer, the Company shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

                  SECTION 2.3 PERMITTED TRANSFERS. The restrictions on transfer provided in Section 2.2(a) shall not be applicable to (i) any transfer in compliance with federal and all applicable state securities laws to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof),
(ii) any transfer upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees or (iii) any transfer to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants (any transferee referred to in (i), (ii) or (iii) above being referred to herein as a "PERMITTED TRANSFEREE"); provided that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the shares of Common Stock or Warrants it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

                  SECTION 2.4 TAG-ALONG RIGHTS. If, at any time prior to a Qualified IPO, any Stockholder or any of its Affiliates (any such Person for purposes of this Section 2.4, the "TRANSFEROR") wishes to transfer its shares of Common Stock or any portion thereof to any Person (the "TRANSFEREE"), the Transferor shall first give to the Company and each Warrant Securityholder (pursuant to a list provided by the Company) a written notice (a "TRANSFER NOTICE"), executed by it and the Transferee and containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee, (iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate, in the Transferor's reasonable judgment, of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee or Transferor to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that

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

number of Conversion Shares (or if such number is not an integral number, the next integral number which is greater than such number) of each Warrant Securityholder which shall be the product of (x) the aggregate number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by such Warrant Securityholder and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Common Stock then owned by the Transferor and its Affiliates plus (B) the total number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by each Warrant Securityholder. Each Warrant Securityholder shall have the right, for a period of 20 days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and the Company within such 20-day period, stating therein the number of shares of Common Stock (which may be the number of shares set forth in the offer by the Transferor or Transferee, as the case may be, or a portion thereof) to be sold by such Warrant Securityholder to the Transferor or Transferee, as the case may be. Prior to the earlier of (x) the end of such 20-day period or (y) the acceptance or rejection by each Warrant Securityholder of the Transferee's or Transferor's offer, as the case may be, neither the Transferor nor its Affiliates will complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of 60 days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on the terms set forth in the Transfer Notice the shares of Common Stock stated in the Transfer Notice as subject to purchase by the Transferee, provided that the Transferor or Transferee, as the case may be, shall simultaneously purchase the number of shares of Common Stock as calculated above from those Warrant Securityholders who have accepted the Transferor's or Transferee's offer, as the case may be. The provisions of this Section 2.4 shall not apply to transfers between the Transferor and any of its Permitted Transferees.

                  SECTION 2.5 RESTRICTIONS ON TRANSFER BY REGULATION Y HOLDERS.
(a) No Regulation Y Holder may transfer any Warrant or any Conversion Shares; provided that such Regulation Y Holder may transfer such Warrant or Conversion Shares (i) to the Company, (ii) to the public in an offering registered under the Securities Act, (iii) in a transaction pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or otherwise exempt from the registration requirements of the Securities Act in which no single purchaser receives an interest (treating any such Warrant as exercised and any Non-Voting Common Stock as converted to Voting Common Stock) equivalent to more than two percent of the outstanding Voting Common Stock or (iv) in a single transaction to a third party who acquires at least a majority of the Voting Common Stock without regard to the transfer of such Warrant or Conversion Shares. In the event of a Regulatory Change, the effect of which is to permit such Regulation Y Holder to transfer such Warrant or Conversion Shares in any other manner, the foregoing proviso shall be deemed modified to permit a transfer of such Warrant or Conversion Shares in such other manner.

                  (b) Nothing in Section 2.4 of this Agreement shall require any Regulation Y Holder to make a transfer of Warrants or Conversion Shares in a manner not permitted by Section 2.5(a) (an "IMPERMISSIBLE TRANSFER"). If Section
2.4 of this Agreement would otherwise require any Regulation Y Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants or Conversion Shares in a manner permitted by Section 2.5(a) (a "PERMISSIBLE TRANSFER"), then such Regulation Y Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.

                  SECTION 2.6 ADJUSTMENT EVENT FEE. If (a) any Adjustment Event shall occur within 365 days after the Optional Redemption Date and (b) the Consideration Per Share for such Adjustment Event is greater than the Redemption Price Per Share then, immediately upon the occurrence of such Adjustment Event, the Company shall pay to each Warrant Securityholder an amount equal to the product of (x) the number of shares of Non-Voting Common Stock issuable upon exercise of the Warrants of such Warrant Securityholder that were redeemed and
(y) the difference between the Consideration Per Share for such Adjustment Event and the Redemption Price Per Share paid to such Warrant Securityholder.

                  "ADJUSTMENT EVENT" means:


                  (a) the completion of an Initial Public Offering by the Company; or

                  (b) 25% or more of the:

                  (i) Common Stock on a Fully Diluted Basis (as defined in the Warrants) on an aggregate basis is sold, exchanged, transferred or otherwise disposed of by the Company or any stockholder of the Company (as part of a single sale or a series of sales) to any Person or group or Persons other than an Affiliate of the Company or such stockholder, as the case may be; or

                  (ii) capital stock of the Company issued and outstanding on the Optional Redemption Date is sold, exchanged, transferred or otherwise disposed of by the Company (as part of a single sale or a series of sales) to any Person or group of Persons other than an Affiliate of the Company or such stockholder, as the case may be; or

                  (iii) assets of the Company and its Subsidiaries on a consolidated basis are, directly or indirectly, sold, exchanged, leased, transferred or otherwise disposed of as an entirety or substantially as an entirety (in one transaction or a series of transactions) to any Person or group of Persons other than any Affiliate of the Company.

                  "CONSIDERATION PER SHARE" means:

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

                  (i) in the case of any Adjustment Event described in clause
(a) or (b)(i) of the definition of Adjustment Event, the highest consideration per share (if any) received by the Company or any stockholder of the Company from the sale, exchange, transfer or other disposition by it of Common Stock in connection with such Adjustment Event; and

                  (ii) in the case of any other Adjustment Event, the highest consideration per share of Common Stock that would be received by any stockholder of the Company upon the disposition of all or substantially all of the Common Stock or of the assets of the Company (determined by reference to all of the consideration received by the stockholders of the Company (as stockholders) for that portion actually disposed of in connection with such Adjustment Event, or which would be received by such shareholders if the Company were liquidated immediately following receipt of the consideration received by the Company in connection with such Adjustment Event), in each case net of underwriting commissions and other appropriate costs and expenses deducted from such consideration.

                  "OPTIONAL REDEMPTION DATE" means the date of any redemption of the Warrants pursuant to Section 5.3 of the Warrants.

                  "REDEMPTION PRICE PER SHARE" means the Optional Redemption Price (as defined in the Warrants) which was paid to the Warrant Securityholders pursuant to Section 5.3 of the Warrants (determined on a per share basis by reference to the number of shares of Non-Voting Common Stock issuable upon exercise of the Warrants that were redeemed).

                  SECTION 2.7 NO INCONSISTENT AGREEMENTS. The Company has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by the Company of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by the Company of its obligations under this Agreement.

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

                                   ARTICLE III

                               REGISTRATION RIGHTS


                  SECTION 3.1 REGISTRATION ON REQUEST. (a) At any time or from time to time after the date of consummation of an Initial Public Offering, upon the written request of the holder or holders of a majority of all outstanding Conversion Shares and Warrants (such majority determined, for purposes of this Section 3.1, by calculating the number of Conversion Shares for which such Warrants are then exercisable) (the "INITIATING HOLDERS"), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Warrants and Registrable Securities, and thereupon the Company will use its reasonable efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                  (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

                  (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 3.1, whether for its own account or for the account of a holder of Common Stock, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, to be so registered, provided that the Warrant Securityholders as a class shall be entitled to not more than two registrations upon request pursuant to this Section 3.1.

                  (b) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

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

                  (c) The Company will pay all Registration Expenses in connection with one registration requested pursuant to this Section 3.1, provided that, in addition, the Company shall pay all Registration Expenses in connection with any registration upon request pursuant to which less than 50% of the Registrable Shares requested to be registered by such Initiating Holders are registered, but no such registration shall be counted as a requested registration for purposes of this Section 3.1. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any, allocable to the Registrable Shares requested to be registered by the Initiating Holders) in connection with each other registration requested under this Section 3.1 shall be paid for by the Initiating Holders requesting such registration.

                  (d) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder.

                  (e) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company and shall be reasonably satisfactory to the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested.

                  (f) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise the Company (with a copy of any such notice to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities proposed to be sold for the account of the Company) exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders, (ii) second, all shares proposed to be included by the Company in such

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

registration and (iii) third, all shares other than Registrable Shares (any such shares with respect to any registration, "OTHER SHARES") requested to be included in such registration by the holder or holders thereof.

                  SECTION 3.2 INCIDENTAL REGISTRATION. (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4 or S-8 or any successor or similar forms or (y) pursuant to Section 3.1) whether for its own account or for the account of the holder or holders of any Other Shares, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Warrant Securityholder or Warrant Securityholders entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
3.2 shall relieve the Company of its obligation to effect any registration upon request under Section 3.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 3.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.2.

                  (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in this Section 3.2, use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration and all other holders of any other shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.2 by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and holders of such Other Shares, reduce pro rata (if and to be extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resultant aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter's letter.

                  SECTION 3.3 REGISTRATION PROCEDURES. (a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company shall, as expeditiously as possible:

                  (i) prepare and (within 75 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible; provided that, in the case of a registration pursuant to Section 3.1, such filing to be made within 75 days after the initial request of an Initiating Holder of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use its best efforts to cause such registration statement to become and remain effective for the Distribution Period as provided below; provided further that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the Distribution Period (for purposes hereof, "Distribution Period" shall mean (i) in a firm commitment underwritten public offering, the period of time until each underwriter has completed the distribution of all securities purchased by it and
         (ii) for any other registration, the period of time until the earlier of (x) the sale of all Registrable Securities covered by such registration or (y)(1) in the case of a registration pursuant to
         Section 3.1, the expiration of 120 days after such registration statement becomes effective, or (2) in the case of a registration pursuant to Section 3.2, the expiration of 90 days after such registration statement becomes effective);

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (iv) use reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any underwriter of the securities being sold shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such underwriter to consummate the disposition in such jurisdictions of such securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (v) use reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


                  (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of

                           (x) an opinion of counsel for the Company, dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to counsel for the underwriters and counsel to such seller, and

                           (y) a "comfort" letter, dated the effective date of
                  such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                           (A) when the registration statement, the prospectus
                  or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                           (B) of any request by the Commission for amendments
                  or supplements to the registration statement or the prospectus or for additional information;

                           (C) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                           (D) of the receipt by the Company of any notification
                  with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (ix) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (x) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (xi) make available for inspection by a representative of the holders of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such selling holders or underwriter (each, an "INSPECTOR"), all financial and other records, pertinent corporate documents and properties of the Company (the "RECORDS"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; provided that the Company shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities,
         (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party (provided that the Company is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);

                  (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

                  (xiii) use reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and

                  (xiv) use reasonable efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

                  (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision
(viii) of Section 3.3(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(viii) of Section 3.3(a). In the event the Company shall give any such notice, the periods specified in subdivision (ii) of Section 3.3(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision
(viii) of Section 3.3(a).

                  (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

                  SECTION 3.4 UNDERWRITTEN OFFERINGS. (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement.

                  (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the ten days prior to and the 90 days after the effective date of any underwritten registration pursuant to Section 3.1 or 3.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).

                  (c) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

                  SECTION 3.5 INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof. In addition, the Company shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                  (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                  (d) If the indemnification provided for in the preceding subdivisions of this Section 3.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 3.5 had been available under the circumstances.

                  The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this
Section 3.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subdivision (d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  SECTION 3.6 RULE 144; RULE 144A. (a) If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  (b) The Company represents and warrants that as of the date hereof, the Common Stock is not, and is not part of a class of securities that is, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder Registrable Securities and any prospective purchaser of Registrable Securities from such, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE IV

                                  MISCELLANEOUS


                  SECTION 4.1 NOTICES. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

                  SECTION 4.2 BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

                  SECTION 4.3 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 4.4 SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

                  SECTION 4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  SECTION 4.6 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  SECTION 4.7 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  SECTION 4.8 ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

                  SECTION 4.9 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and Stockholders and Warrantholders owning, or having Warrants exercisable for, at least a majority of shares of Common Stock either then outstanding or issuable upon the exercise of all outstanding Warrants, provided that no such amendment may adversely affect the rights of any Warrant Securityholder unless signed by such Warrant Securityholder. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

                  SECTION 4.10 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                    COMPANY:

                                    HORIZON MEDICAL PRODUCTS,
                                    INC.



                                    By:
                                       ------------------------------------
                                       President

                                    Address:
                                    Seven North Parkway Square
                                    4200 Northside Parkway, N.W.
                                    Atlanta, Georgia  30327

                                    Facsimile: (404)  233-0171

                                    MANAGEMENT STOCKHOLDERS



                                                                 (SEAL)
                                    -----------------------------
                                    MARSHALL B. HUNT


                                    Address:
                                    c/o Horizon Medical Products, Inc.
                                    Seven North Parkway Square
                                    4200 Northside Parkway, N.W.
                                    Atlanta, Georgia  30327

                                    Facsimile: (404)  233-0171


                                                                 (SEAL)
                                    -----------------------------
                                    ROY C. MALLADY, JR.


                                    Address:
                                    c/o Horizon Medical Products, Inc.
                                    Seven North Parkway Square
                                    4200 Northside Parkway, N.W.
                                    Atlanta, Georgia  30327

                                    Facsimile: (404)  233-0171

                                                                 (SEAL)
                                    -----------------------------
                                    WILLIAM E. PETERSON, JR.

                                    Address:
                                    c/o Horizon Medical Products, Inc.
                                    Seven North Parkway Square
                                    4200 Northside Parkway, N.W.
                                    Atlanta, Georgia  30327

                                    Facsimile: (404)  233-0171

                                 WARRANTHOLDER:


                                 NATIONSCREDIT COMMERCIAL
                                 CORPORATION



                                 By:
                                    ------------------------------
                                    Authorized Signatory

                                 Address:
                                 201 Broad Street
                                 One Canterbury Green
                                 Stamford, Connecticut  06901
                                 Attn:  Horizon Medical Products, Inc.
                                        Account Officer

                                 Facsimile:  (203) 352-4102

                                                                       EXHIBIT F


                               SECURITY AGREEMENT


                  AGREEMENT dated as of July 15, 1997 between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (together with its successors, the "COMPANY"), and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent for the Lenders referred to below (the "AGENT").


                              W I T N E S S E T H:

                  WHEREAS, the Company, certain lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, in order to induce the Lenders and the Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Financing Documents referred to in the Credit Agreement;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "COLLATERAL" has the meaning set forth in Section 3.

                  "COLLATERAL ACCOUNTS" means the Lockbox Accounts .

                  "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Company.

                  "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

                  "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including
(i) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (ii) all patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

                  "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

                  "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "LIQUID INVESTMENTS" has the meaning set forth in Section
5(D).

                  "LOCKBOX ACCOUNTS" has the meaning set forth in Section 5(A).

                  "LOCKBOX AGREEMENTS" has the meaning set forth in Section
5(A).

                  "LOCKBOX BANKS" means the banks or investment firms listed opposite each Lockbox Account on Exhibit A hereto.

                  "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer or chief legal officer of the Company.

                  "PERMITTED LIENS" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 8.02 of the Credit Agreement.

                  "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other amounts payable by the Company hereunder or under any other Financing Document,
(c) all other Obligations and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Agent and the Lenders.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Georgia, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

                  The Company represents and warrants as follows:

                  (A) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. The Company has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by or granted to it, as against its assignors and grantors and creditors of its assignors and grantors.

                  (B) The Company has not performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

                  (C) The information set forth in the Perfection Certificate delivered to the Agent prior to the Closing Date is correct and complete as of the Closing Date.

                  (D) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Schedule 6 to the Perfection Certificate shall have been filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

                  (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

                  (F) Exhibit A (as updated by the Company from time to time with the consent of the Agent, such consent not to be unreasonably withheld) lists each bank account, money market account and investment account of the Company.

SECTION 3. THE SECURITY INTERESTS.

                  (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

                  (1)      Accounts;

                  (2)      Inventory;

                  (3)      General Intangibles;

                  (4)      Documents;

                  (5)      Instruments;

                  (6)      Equipment;

                  (7) The Lockbox Accounts, all cash deposited in any of the foregoing from time to time, the Liquid Investments made pursuant to Section 5(D) or otherwise and other monies and property of any kind of the Company in the possession or under the control of the Agent;

                  (8) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral;

                  (9)      Insurance policies of the Company; and

                  (10) All Proceeds of all or any of the Collateral described in Clauses 1 through 9 hereof.

                  (B) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. FURTHER ASSURANCES; COVENANTS.

                  (A) The Company will not change its name, identity or form of organization in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L). The Company will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L). The Company shall not in any event change the location of any Collateral without the prior written consent of the Agent if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (B) The Company shall not in any event change the location of any Collateral without the prior written consent of the Agent if such change would cause the Security Interests to lapse or cease to be perfected.

                  (C) To the extent permitted under applicable law, the Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (D) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

                  (E) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Security Interests.

                  (F) The Company will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(B) shall apply) received by it in the ordinary course of business and the Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

                  (G) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and the Company's customary practices) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate unpaid balance of Working Capital Loans to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by the Company or the Agent, shall be borne by the Company.

                  (H) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Agent, to the extent permitted by applicable law the Company will promptly notify (and the Company hereby authorizes the Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

                  (I) The Company shall not permit any items of Equipment to become a fixture to real estate (unless the Agent has a first priority Lien thereon) or an accession to other personal property.

                  (J) Without the prior written consent of the Agent and except in the ordinary course of business, the Company will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 8.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent, except the execution of UCC-3 termination statements.

                  (K) The Company will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

                  (L) Not more than six months nor less than 30 days prior to each date on which the Company proposes to take any action contemplated by
Section 4(A), the Company shall give notice to the Agent of such proposed action, and, at the Company's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, reasonably satisfactory to the Agent and substantially in the form of Exhibit C to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (M) The Company shall not open or maintain any bank account, money market account or investment account unless such account is first listed on Exhibit A (as updated by the Company from time to time with the consent of the Agent, such consent not to be unreasonably withheld) and is subject to a Lockbox Agreement.

                  (N) The Company shall (i) upon the occurrence of an Event of Default and (ii) within 10 days after the aggregate value of all Equipment consisting of motor vehicles, trucks and trailers owned by the Company and its Subsidiaries shall exceed $150,000, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

SECTION 5. LOCKBOX ACCOUNT AND INSURANCE ACCOUNT.

                  (A) On the Closing Date, the Company shall deliver to the Agent for each account listed on Exhibit A hereto (each a "LOCKBOX ACCOUNT"), a lockbox agreement substantially in form of Exhibit D hereto or in such other form as shall be satisfactory to the Agent (each a "LOCKBOX AGREEMENT"), which shall establish such account in the name "NationsCredit Commercial Corporation, as Agent", and under the exclusive control of the Agent. From and after the Closing Date, there shall be deposited from time to time into the Lockbox Accounts the cash Proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement. Any income received with respect to the balance from time to time standing to the credit of each Lockbox Account, including any interest or capital gains on Liquid Investments, may be withdrawn from such Lockbox Account in accordance with subsection (C) below. All right, title and interest in and to the cash amounts on deposit from time to time in the Lockbox Accounts together with any Liquid Investments from time to time made pursuant to subsection (D) of this Section shall vest in the Agent (pursuant to the Lockbox Agreement for each Lockbox Account), shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                  (B) The Company shall instruct all account debtors and other Persons obligated in respect of all Accounts, to make all payments in respect of such Accounts and shall use its reasonable best efforts to cause such account debtors and other Persons to remit all such payments directly to a Lockbox Account (if paid by wire transfer). In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Company shall as promptly as possible deposit such proceeds into a Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Secured Parties and shall not be commingled with any other funds or property of the Company.

                  (C) The balance from time to time standing to the credit of the Lockbox Accounts shall, except upon the occurrence and continuation of an Event of Default, be distributed to the Company in accordance with the provisions of each Lockbox Agreement. If immediately available cash on deposit in the Lockbox Accounts is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 5(C), the Agent shall cause to be liquidated as promptly as practicable Liquid Investments in the Lockbox Accounts designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this
Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of any Lockbox Accounts in the manner specified in Section 9.

                  (D) Amounts on deposit in the Lockbox Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and (ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of Georgia; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

SECTION 6. GENERAL AUTHORITY.

                  The Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 7. REMEDIES UPON EVENT OF DEFAULT.

                  (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein or in the Credit Agreement or any other Financing Document provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Company will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and
(iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Company.

SECTION 8. LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

SECTION 9. APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed pursuant to Section 10.04 of the Credit Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 10. CONCERNING THE AGENT.

                  The provisions of Section 10.05 and Article XI of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral), the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

SECTION 11. APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

SECTION 12. EXPENSES.

                  In the event that the Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time as provided in the Credit Agreement, or in respect of the sale or other disposition thereof shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid as provided in Section 10.03 of the Credit Agreement, be additional Secured Obligations hereunder.

SECTION 13. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Company, promptly execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 14. NOTICES.

                  All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

SECTION 15. WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 16. SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

SECTION 17. CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Agent with the consent of the Required Lenders.

SECTION 18. GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 19. SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and

(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 20. COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.


                                    HORIZON MEDICAL PRODUCTS, INC.



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION, as Agent



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                                                       EXHIBIT A

                                LIST OF ACCOUNTS

Account                                                        Bank
-------                                                        ----


                          [TO BE COMPLETED BY BORROWER]

                                                                       EXHIBIT B


                             PERFECTION CERTIFICATE

                  The undersigned, __________________ of Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), hereby certifies with reference to the Security Agreement dated as of July ____, 1997, between the Company and NationsCredit Commercial Corporation, as Agent (terms defined therein being used herein as therein defined), to the Agent and each Lender as follows:

                  1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

                  Horizon Medical Products, Inc.




                  (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:





                  (c) The Company has not changed its identity or form of organization in any way within the past five years.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

                  [Names of Company]

                  2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                     County                              State
---------------                     ------                              -----



                  (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                     County                              State
---------------                     ------                              -----






                  (c) The following are all the places of business of the Company not identified above:

Name              Mailing Address                     County            State
----              ---------------                     ------            -----



                  (d) The following are all the locations where the Company maintains any Inventory not identified above:

Name              Mailing Address                     County            State
----              ---------------                     ------            -----



                  (e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's
Inventory:

Name              Mailing Address                     County            State
----              ---------------                     ------            -----




                  3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

                  (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:


                  4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

                  5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

                  6. UCC Filings. Duly signed financing statements on Form UCC-1 attached as Schedule 6 hereto have been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof and each such filing has been duly acknowledged by the filing officer.

                  7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

                  8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

                  9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

                  IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of July, 1997.



                                             -----------------------------------
                                             Title:

                                                                       EXHIBIT G



                                PLEDGE AGREEMENT


                  AGREEMENT dated as of July 15, 1997, between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY") and NATIONSCREDIT COMMERCIAL CORPORATION, as agent for the Lenders referred to below (the "AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Company is the sole stockholder of all of the outstanding shares of every class of capital stock of the corporations described on Schedule I attached hereto (collectively, the "SUBSIDIARIES"); and

                  WHEREAS, the Company, certain Lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, in order to induce the Lenders and the Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure obligations of the Company under the Credit Agreement and the Notes issued pursuant thereto and the other Financing Documents;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "COLLATERAL" has the meaning assigned to such term in Section 3(A).

                  "PLEDGED SECURITIES" means the Pledged Stock.

                  "PLEDGED STOCK" means the Subsidiaries Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other amounts payable by the Company under any Financing Document, (c) all other Obligations, and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Lenders and the Agent.

                  "SECURITY AGREEMENT" means that certain Security Agreement dated the date hereof executed by the Company in favor of the Agent for the benefit of the Agent and the Lenders.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "SUBSIDIARIES SHARES" means one hundred percent (100%) of the issued and outstanding shares of any class of capital stock of each Subsidiary that the Company may now or hereafter own, control or hold, which stock as of this date is described on Schedule I attached hereto.

                  "UCC" has the meaning given such term in the Security
Agreement.

                  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Georgia UCC as in effect on the date hereof shall have the meanings therein stated.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

                  Company represents and warrants as follows:

                  (A) Title to Pledged Securities. Company owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Company is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

                  (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of certificates representing the Pledged Stock to the Agent in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Company nor the Subsidiaries has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

                  (C) UCC Filing Locations. The chief executive office of the Company is located at its address set forth on the signature pages of the Credit Agreement. Under the Uniform Commercial Code as in effect in the state in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

SECTION 3. THE SECURITY INTERESTS.

                  In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Company hereunder:

                  (A) The Company hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Contemporaneously with the execution and delivery hereof, the Company is delivering the certificates representing the Subsidiaries Shares in pledge hereunder.

                  (B) In the event that the Subsidiaries at any time issue any additional or substitute shares of capital stock of any class or owes any other Debt to the Company, the Company will immediately pledge and deposit with the Agent certificates representing all such shares or an instrument evidencing such other Debt as additional security for the Secured Obligations. All such shares and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

                  (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company or the Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. DELIVERY OF PLEDGED SECURITIES.

                  All certificates representing Pledged Stock delivered to the Agent by the Company pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

SECTION 5. FILING; FURTHER ASSURANCES.

                  (A) The Company agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Agent to execute and file, in the name of the Company or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

                  (B) The Company agrees that it will not change (i) its name, identity or form of organization in any manner or (ii) the location of its chief executive office unless it shall have given the Agent not less than 30 days' prior notice thereof.

SECTION 6. RECORD OWNERSHIP OF PLEDGED STOCK.

                  The Agent may at any time or from time to time, upon the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. The Company will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Company and the Agent will promptly give to the Company copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

SECTION 7. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL.

                  Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Company shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. Upon the occurrence and during the continuance of an Event of Default, all such dividends, interest and other payments and distributions which are received by the Company shall be received in trust as Collateral for the benefit of the Agent and the Secured Parties and, if the Agent so directs, shall be segregated from other funds of the Company and shall, forthwith upon demand by the Agent during the continuance of an Event of Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Default that shall have occurred have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the Company any such Collateral retained by the Agent during the continuance of an Event of Default.

SECTION 8. RIGHT TO VOTE PLEDGED STOCK.

                  Unless an Event of Default shall have occurred and be continuing, the Company shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from the Company accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Company or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

                  If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and the Company shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

SECTION 9. GENERAL AUTHORITY.

                  The Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of the Company, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Company agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 10. REMEDIES UPON EVENT OF DEFAULT.

                  If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Company covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 11. EXPENSES.

                  The Company agrees that it will forthwith upon demand pay to the Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest as provided in Section
10.03 of the Credit Agreement.

SECTION 12. LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

SECTION 13. APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 10.04 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 14. CONCERNING THE AGENT.

                  The provisions of Article IX of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

SECTION 15. APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 14).

SECTION 16. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 17. NOTICES.

                  All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

SECTION 18. WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement, any other Financing Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19. SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

SECTION 20. CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Agent with the consent of the Required Lenders (or in the case of Section 16, all of the Lenders).

SECTION 21. GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 22. SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 23. COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                                        HORIZON MEDICAL PRODUCTS,
                                        INC.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



                                        NATIONSCREDIT COMMERCIAL
                                        CORPORATION



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                   SCHEDULE I

                                  PLEDGED STOCK



                                       NUMBER AND               PERCENTAGE OF
  NAME OF CORPORATION               CLASS OF SHARES          HARES OF SUCH CLASS
  -------------------               ---------------          -------------------
Horizon Acquisition Corp.                 1,000                       100%

Strato/Infusaid, Inc.                   275,294                       100%

                                                                       EXHIBIT I


                          SUBSIDIARY SECURITY AGREEMENT


                  AGREEMENT dated as of July 15, 1997, among the CORPORATIONS listed in Exhibit A attached hereto and incorporated herein by reference (hereinafter referred to individually as the "PLEDGOR" and collectively as the "PLEDGORS") and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent for the Lenders referred to below (the "AGENT").

                              W I T N E S S E T H :

                  WHEREAS, Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), certain lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the Company and the Pledgors share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Company provides certain centralized financial, account and management services to the Pledgors; and the making of Loans to the Company under the Credit Agreement from time to time will enhance the overall financial strength and stability of the Company's corporate group.

                  WHEREAS, in order to induce such Lenders and the Agent to enter into the Credit Agreement and as a condition precedent to the Lenders' obligation to make Loans from time to time to the Company under the Credit Agreement, the Pledgors have agreed to guaranty the repayment of such Loans and other Obligations of the Company pursuant to that certain Subsidiary Guaranty Agreement, dated of the date hereof (the "GUARANTY"), and to execute and deliver to Lender this Agreement to secure the Guaranty;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by any Pledgor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Pledgor arising from the sale, lease or exchange of goods or other property by such Pledgor and/or the performance of services by such Pledgor (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of any Pledgor's rights in, to and under all purchase orders for goods, services or other property, and all of any Pledgor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Pledgor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Pledgor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "COLLATERAL" has the meaning set forth in Section 3.

                  "COLLATERAL ACCOUNTS" means the Lockbox Accounts.

                  "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by any Pledgor.

                  "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by any Pledgor, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

                  "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Pledgor, including
(i) all obligations or indebtedness owing to such Pledgor (other than Accounts) from whatever source arising, (ii) all patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

                  "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Pledgor.

                  "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by any Pledgor, wherever located, and shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "LIQUID INVESTMENTS" has the meaning set forth in Section
5(D).

                  "LOCKBOX ACCOUNTS" has the meaning assigned to such term in
Section 5(A).

                  "LOCKBOX AGREEMENTS" has the meaning assigned to such term in
Section 5(A).

                  "LOCKBOX BANKS" means the banks or investment firms listed opposite each Lockbox Account on Exhibit B hereto.

                  "PERFECTION CERTIFICATE" means, collectively, each certificate substantially in the form of Exhibit C, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer or chief legal officer of each Pledgor.

                  "PERMITTED LIENS" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 8.02 of the Credit Agreement.

                  "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of any Pledgor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other Obligations of the Company, (c) all Guaranteed Obligations, under and as defined in the Guaranty and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Agent and the Lenders.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Georgia, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  Each Pledgor represents and warrants as follows:

                  (A) Each Pledgor has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. Each Pledgor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by or granted to it, as against its assignors and grantors and creditors of its assignors and grantors.

                  (B) No Pledgor has performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than a Pledgor or the Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

                  (C) The information set forth in each Perfection Certificate delivered to the Agent prior to the Closing Date is correct and complete as of the Closing Date.

                  (D) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Schedule 6 to the Perfection Certificate shall have been filed in the offices specified in each Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

                  (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

                  (F) Exhibit B (as updated by such Pledgor from time to time with the consent of the Agent, such consent not to be unreasonably withheld) lists each bank account, money market account and investment account for each Pledgor.

SECTION 3.  THE SECURITY INTERESTS.

                  (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, each Pledgor hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of such Pledgor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

                  (1)  Accounts;

                  (2)  Inventory;

                  (3)  General Intangibles;

                  (4)  Documents;

                  (5)  Instruments;

                  (6)  Equipment;

                  (7) The Lockbox Accounts, all cash deposited in any of the foregoing from time to time, the Liquid Investments made pursuant to
         Section 5(D) and other monies and property of any kind of such Pledgor in the possession or under the control of the Agent;

                  (8) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Pledgor pertaining to any of the Collateral;

                  (9)  Insurance policies of such Pledgor; and

                  (10) All Proceeds of all or any of the Collateral described in Clauses 1 through 9 hereof.

                  (B) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Pledgor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. FURTHER ASSURANCES; COVENANTS.

                  (A) No Pledgor will change its name, identity or form of organization in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L). No Pledgor will change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate of such Pledgor unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L).

                  (B) No Pledgor shall in any event change the location of any Collateral without the prior written consent of the Agent if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (C) Each Pledgor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of such Pledgor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without such Pledgor's signature appearing thereon. Each Pledgor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Pledgor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (D) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of any Pledgor's agents or processors, such Pledgor shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

                  (E) Each Pledgor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Security Interests.

                  (F) Each Pledgor will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, such Pledgor may retain for collection in the ordinary course any Instruments.

                  (G) Each Pledgor shall use its reasonable best efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and such Pledgor's customary practices) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, each Pledgor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Pledgor finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate unpaid balance of Working Capital Loans to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with such Pledgor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by any Pledgor or the Agent, shall be borne by such Pledgor.

                  (H) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Agent, to the extent permitted by applicable law each Pledgor will promptly notify (and hereby authorizes the Agent so to notify) each Account Debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

                  (I) Each Pledgor shall not permit any items of Equipment to become a fixture to real estate (unless the Agent has a first priority Lien thereon) or an accession to other personal property.

                  (J) Without the prior written consent of the Agent and except in the ordinary course of any Pledgor's business, no Pledgor will sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 6.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

                  (K) Each Pledgor will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

                  (L) Not more than six months nor less than 30 days prior to each date on which any Pledgor proposes to take any action contemplated by
Section 4(A), such Pledgor shall give notice to the Agent of such proposed action, and, at such Pledgor's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, satisfactory to the Agent and substantially in the form of Exhibit D to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (M) No Pledgor shall open or maintain any bank account, money market account or investment account unless such account shall first be listed on Exhibit B (as updated by such Pledgor from time to time with the consent of the Agent, such consent not to be unreasonably withheld) and, if the Agent requires in its sole discretion, shall be subject to a Lockbox Agreement.

                  (N) Each Pledgor shall (i) upon the occurrence of an Event of Default and (ii) within 10 days after the aggregate value of all Equipment consisting of motor vehicles, trucks and trailers owned by the Company and its Subsidiaries shall exceed $150,000, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

SECTION 5.  LOCKBOX ACCOUNT.

                  (A) On the Closing Date, each Pledgor shall deliver to the Agent for each account listed for such Pledgor on Exhibit B hereto (each a "LOCKBOX ACCOUNT"), a lockbox agreement substantially in form of Exhibit E hereto or in such other form as shall be satisfactory to the Agent (each a "LOCKBOX AGREEMENT") which shall establish such account in the name "NationsCredit Commercial Corporation, as Agent", and under the exclusive control of the Agent. From and after the Closing Date, there shall be deposited from time to time into the Lockbox Accounts the cash Proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement and all other funds of such Pledgor. Any income received with respect to the balance from time to time standing to the credit of each Lockbox Account, including any interest or capital gains on Liquid Investments, may be withdrawn by the Company from such Lockbox Account in accordance with subsection (C) below. All right, title and interest in and to the cash amounts on deposit from time to time in the Lockbox Accounts together with any Liquid Investments from time to time made pursuant to subsection (D) of this Section shall vest in the Agent (pursuant to the Lockbox Agreement for each Lockbox Account), shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                  (B) Each Pledgor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts, to make all payments in respect of such Accounts and shall use its reasonable best efforts to cause such Account Debtors and other Persons to remit all such payments directly to a Lockbox Account of such Pledgor (if paid by wire transfer). In addition to the foregoing, each Pledgor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by such Pledgor, such Pledgor shall as promptly as possible deposit such proceeds into its Lockbox Account. Until so deposited, all such proceeds shall be held in trust by such Pledgor for and as the property of the Secured Parties and shall not be commingled with any other funds or property of such Pledgor.

                  (C) The balance from time to time standing to the credit of the Lockbox Accounts shall, except upon the occurrence and continuation of an Event of Default, be distributed to each Pledgor in accordance with the provisions of each Lockbox Agreement. If immediately available cash on deposit in the Lockbox Accounts is not sufficient to make any distribution to any Pledgor referred to in the previous sentence of this Section 5(C), the Agent shall cause to be liquidated as promptly as practicable Liquid Investments in the Lockbox Accounts designated by the Pledgors as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of any Lockbox Accounts in the manner specified in Section 9.

                  (D) Amounts on deposit in the Lockbox Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Pledgors shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and (ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of Georgia; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

SECTION 6.  GENERAL AUTHORITY.

                  Each Pledgor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at such Pledgor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give such Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Pledgor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 7.  REMEDIES UPON EVENT OF DEFAULT.

                  (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein or in the Credit Agreement or any other Financing Document provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Pledgor will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require each Pledgor to, and each Pledgor agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and such Pledgor, whether at the premises of such Pledgor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises,
(iii) have access to and use any Pledgor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by any Pledgor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by any Pledgor.

SECTION 8.  LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

SECTION 9.  APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed pursuant to Section 8.04 of the Credit Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Pledgors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 10.  CONCERNING THE AGENT.

                  The provisions of Section 10.05 and Article XI of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral), the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor.

SECTION 11.  APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

SECTION 12.  EXPENSES.

                  In the event that any Credit Party shall fail to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Credit Parties, and the Pledgors shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time as provided in the Credit Agreement, or in respect of the sale or other disposition thereof shall be borne and paid by the Pledgors; and if any Pledgor fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same, and such Pledgor agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Pledgors may become liable hereunder and all costs and expenses (including reasonable attorney's fees, legal expenses and court costs) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid as provided in Section 10.03 of the Credit Agreement, be additional Secured Obligations hereunder.

SECTION 13.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgors. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Pledgors, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 14.  OBLIGATIONS UNCONDITIONAL; DISCHARGE OF OBLIGATIONS, ETC.

                  (a) The Security Interests and the obligations of each Pledgor hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company or any other Person under any Financing Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Financing Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Company or any other Person under any Financing Document;

                  (iv) any change in the corporate existence, structure or ownership of the Company or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any other Person or any of their respective assets or any resulting release or discharge of any obligation of the Company or any other Person contained in any Financing Document;

                  (v) the existence of any claim, set-off or other rights which such Pledgor may have at any time against the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Company or any other Person for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Note or any other amount payable by the Company or any other Person under any Financing Document; or

                  (vii) any other act or omission to act or delay of any kind by the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

                  (b) Each Pledgor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or Person against the Company or any other corporation or Person.

                  (c) Each Pledgor hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

                  (d) If acceleration of the time for payment of any amount payable by the Company under the Credit Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of the Company, the Security Interests and the obligations of each Pledgor hereunder may nonetheless be enforced as fully as if such acceleration were effective.

SECTION 15.   NOTICES.

                  All notices, communications and distributions hereunder to the Agent shall be given in accordance with Section 12.03 of the Credit Agreement. All notices, communications and distributions hereunder to any Pledgor shall be given in accordance with Section 12.03 of the Credit Agreement and sent to the address of the Borrower set forth on the signature page of the Credit Agreement.

SECTION 16.  WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 17.  SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgor and their respective successors and assigns.

SECTION 18.  CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgors and the Agent with the consent of the Required Lenders.

SECTION 19.  GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT

REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 20.  SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 21.  COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                                    PLEDGORS:


                                    STRATO/INFUSAID, INC.



                                    By:
                                       --------------------------------
                                    Title:
                                          -----------------------------

                                    AGENT:

                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION, as Agent



                                    By:
                                       --------------------------------
                                    Title:
                                          -----------------------------

                                                                       EXHIBIT A

                                    PLEDGORS



Strato/Infusaid, Inc.


Notice Address for Pledgors:
c/o Horizon Medical Products, Inc.
Seven North Parkway Square
4200 Northside Parkway, N.W.
Atlanta, Georgia  30327
Attn: President
Telecopy No.: (404) 233-0171

                                                                       EXHIBIT B

                                LIST OF ACCOUNTS



                  ACCOUNT                                              BANK

                                                                       EXHIBIT C


                             PERFECTION CERTIFICATE

                  The undersigned, chief executive officer or chief legal officer, of ______________________, a _________ corporation (the "Pledgor"), hereby certifies with reference to the Subsidiary Security Agreement dated as of July ___, 1997 between the Pledgors and NationsCredit Commercial Corporation, as Agent (terms defined therein being used herein as therein defined), to the Agent and each Lender as follows:

                  1. Names. (a) The exact corporate name of the Pledgor as it appears in its certificate of incorporation is as follows:

                  [Name of Pledgor]




                  (b) Set forth below is each other corporate name the Pledgor has had since its organization, together with the date of the relevant change:





                  (c) The Pledgor has not changed its identity or form of organization in any way within the past five years.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by the Pledgor or any of its divisions or other business units at any time during the past five years:

                  [Names of Pledgor]

                  2. Current Locations. (a) The chief executive office of the Pledgor is located at the following address:


Mailing Address                       County                              State
---------------                       ------                              -----





                  (b) The following are all the locations where the Pledgor maintains any books or records relating to any Accounts:

Mailing Address                       County                              State
---------------                       ------                              -----





                  (c) The following are all the places of business of the Pledgor not identified above:

Name              Mailing Address                County                    State
----              ---------------                ------                    -----





                  (d) The following are all the locations where the Pledgor maintains any Inventory not identified above:

Name              Mailing Address                County                    State
----              ---------------                ------                    -----





                  (e) The following are the names and addresses of all Persons other than the Pledgor which have possession of any of the Pledgor's Inventory:

Name              Mailing Address                County                    State
----              ---------------                ------                    -----





                  3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Pledgor at any time during the past five years:

                  (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:



                  4. Unusual Transactions. All Accounts have been originated by the Pledgor and all Inventory and Equipment has been acquired by the Pledgor in the ordinary course of its business.

                  5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

                  6. UCC Filings. Duly signed financing statements on Form UCC-1 attached as Schedule 6 hereto have been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof and each such filing has been duly acknowledged by the filing officer.

                  7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

                  8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

                  9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Pledgor as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Pledgor is a party as of the date hereof are listed on Schedule 9 hereto.

                  IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of July, 1997.



                                    --------------------------------------
                                    Title:

                                                                      SCHEDULE 6
                                                       TO PERFECTION CERTIFICATE




Description of Collateral

                  All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, and all other property of the Pledgor all as more particularly described on Exhibit A attached hereto, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7
                                                       TO PERFECTION CERTIFICATE


                               SCHEDULE OF FILINGS


                                                                              Date
Pledgor                    Filing Officer                 File Number       of Filing
--------------------------------------------------------------------------------------










-------------------------

*  Indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT D

                                   OPINION OF
                             COUNSEL FOR THE PLEDGOR

                                    * * * *

                  1. The Security Agreement creates a valid security interest, for the benefit of the Secured Parties, in all the Pledgor's right, title and interest in all Collateral to the extent the UCC is applicable thereto (the "Security Interest").

                  2. UCC financing statements and amendments thereto (collectively, the "Financing Statements") have been filed in the filing offices listed in Schedule 7 to the Perfection Certificate (the "Filing Jurisdictions"), which are all of the offices in which filings are required to perfect the Security Interest, to the extent the Security Interest may be perfected by filing under the UCC, and no further filing or recording of any document or instrument or other action will be required so to perfect the Security Interest in the Collateral in which a security interest may be perfected by filing a financing statement under the UCC, except that (i) continuation statements with respect to each Financing Statement must be filed in accordance with the UCC;
(ii) additional filings may be necessary if the Pledgor changes its name, identity or corporate structure or the jurisdiction in which its places of business, its chief executive office or the Collateral are located; and (iii) we express no opinion on the perfection of, or need for further filing or recording to perfect, the Security Interest in goods now or hereafter located in any jurisdiction other than the Filing Jurisdictions.

                  3.       There are

                  (i) based on [describe search reports], as of the date of such reports, no UCC financing statements which name the Pledgor as Pledgor or seller and cover any of the Collateral, other than the Financing Statements, [and the financing statements with respect to Permitted Liens annexed as Schedule 5(A) to the Perfection Certificate], listed in the available records in the UCC filing offices set forth in paragraphs 2 and 3 of the Perfection Certificate, which, based on the information provided to us as to the location of the Collateral, the Company and its banks and records, include all of the offices prescribed under the UCC as the offices in which filings should have been made to perfect security interests in the Collateral; and

                  (ii) based on [describe search reports], as of the date of such reports, no notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or any lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any of the Collateral listed in the available records in the [UCC filing office in state of Pledgor's chief executive office], which is the only office having files which must be searched in order to fully determine the existence of notices of the filing of federal tax liens (filed pursuant to Section 6323 of the Internal

         Revenue Code) on the Collateral and liens of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) on the Collateral.

                  4. The Security Interest validly secures the guaranty by the Pledgor of the payment of all future Loans made by the Lenders to the Company, whether or not at the time such Loans are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans, and is perfected to the extent set forth in paragraph 2 above with respect to such future Loans. Insofar as the priority thereof is governed by the UCC, the Security Interest has the same priority with respect to such future Loans as it does with respect to Loans made on the date hereof.

                  Such opinion may contain such assumptions, qualifications and limitations as the opinions of counsel for the Company delivered in connection with the making of the initial Loan under the Credit Agreement.

                                                                       EXHIBIT E

                            FORM OF LOCKBOX AGREEMENT

                                                                       EXHIBIT J



                          SHAREHOLDER PLEDGE AGREEMENT


                  AGREEMENT dated as of December [_____], 1997, between the undersigned Pledgor (the "PLEDGOR") and NATIONSCREDIT COMMERCIAL CORPORATION, as agent for the Lenders referred to below (the "AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor is the owner of the outstanding shares of capital stock of Vista Hospice Care, Inc., a [__________] corporation (the "COMPANY"), described on Schedule I attached hereto; and

                  WHEREAS, the Company, certain Lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, in order to induce the Lenders and the Agent to enter into the Credit Agreement, the Pledgor has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure obligations of the Company under the Credit Agreement and the Notes (as defined in the Credit Agreement) issued pursuant thereto and the other Financing Documents;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "COLLATERAL" has the meaning assigned to such term in Section 3(A).

                  "COMPANY SHARES" means the issued and outstanding shares of capital stock of the Company that the Pledgor may now or hereafter own, control or hold, which stock as of this date is described on Schedule I attached hereto.

                  "PLEDGED SECURITIES" means the Pledged Stock.


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

                  "PLEDGED STOCK" means the Company Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

                  "SECURED OBLIGATIONS" means the obligations secured under this Shareholder Pledge Agreement including (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other amounts payable by the Company under any Financing Document, (c) all other Obligations, and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Lenders and the Agent.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "UCC" has the meaning given such term in the Security Agreements.

                  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Georgia UCC as in effect on the date hereof shall have the meanings therein stated.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  The Pledgor represents and warrants as follows:

                  (A) Title to Pledged Securities. The Pledgor owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Shareholder Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

                  (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of certificates representing the Pledged Stock to the Agent in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Shareholder Pledge Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Pledgor nor the Company has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Shareholder Pledge Agreement or which would limit the Agent in any such enforcement.

                  (C) UCC Filing Locations. The chief executive office of (or, if an individual, the residence address of) the Pledgor is located at its address set forth on the signature page hereof. Under the Uniform Commercial Code as in effect in the state in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

SECTION 3.  THE SECURITY INTERESTS.

                  In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Pledgor hereunder:

                  (A) The Pledgor hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Contemporaneously with the execution and delivery hereof, the Pledgor is delivering the certificates representing the Company Shares in pledge hereunder.

                  (B) In the event that the Company at any time issues any additional or substitute shares of capital stock of any class or owes any other Debt to the Pledgor, the Pledgor will immediately pledge and deposit with the Agent certificates representing all such shares or an instrument evidencing such other Debt as additional security for the Secured Obligations. All such shares and instruments constitute Pledged Securities and are subject to all provisions of this Shareholder Pledge Agreement.

                  (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor or the Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  DELIVERY OF PLEDGED SECURITIES.

                  All certificates representing Pledged Stock delivered to the Agent by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

SECTION 5.  FILING; FURTHER ASSURANCES.

                  (A) The Pledgor agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Agent to execute and file, in the name of the Pledgor or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Shareholder Pledge Agreement or of a financing statement relating to this Shareholder Pledge Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

                  (B) The Pledgor agrees that it will not change (i) its name, identity or form of organization in any manner or (ii) the location of its chief executive office (or if an individual, its residence) unless it shall have given the Agent not less than 30 days' prior notice thereof.

SECTION 6.  RECORD OWNERSHIP OF PLEDGED STOCK.

                  The Agent may at any time or from time to time, upon the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. The Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Pledgor and the Agent will promptly give to the Pledgor copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

SECTION 7.  RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL.

                  Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right to receive to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Pledgor shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. Upon the occurrence and during the continuance of any Event of Default, all such dividends, interest and other payments and distributions which are received by the Pledgor shall be received in trust as Collateral for the benefit of the Agent and the Secured Parties and, if the Agent so directs, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Agent during the continuance of an Event of Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Default that shall have occurred have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the Pledgor any such Collateral retained by the Agent during the continuance of an Event of Default.

SECTION 8.  RIGHT TO VOTE PLEDGED STOCK.

                  Unless an Event of Default shall have occurred and be continuing, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from the Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

                  If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

SECTION 9.  GENERAL AUTHORITY.

                  The Pledgor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give the Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 10.  REMEDIES UPON EVENT OF DEFAULT.

                  If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 11.  EXPENSES.

                  The Pledgor agrees that it will forthwith upon demand pay to the Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (w) the administration or enforcement of this Shareholder Pledge Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest as provided in Section
8.03 of the Credit Agreement.

SECTION 12.  LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

SECTION 13.  APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities



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

         and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 8.04 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 14.  PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC.

                  (a) The obligations of the Pledgor under this Shareholder Pledge Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation any of the following (whether or not the Pledgor consents thereto or has notice thereof):
(i) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of any of the Secured Obligations or any documents, instruments or agreements relating to the Secured Obligations or any assignment or transfer of any thereof, (ii) any lack of validity or enforceability of any of the Secured Obligations or any documents, instruments or agreements relating to any of the Secured Obligations or any assignment or transfer of any thereof, (iii) any furnishing of any additional security to any Secured Party for any of the Secured Obligations, or its assignees, or any acceptance thereof or any release of any other security for any of the Secured Obligations by any Secured Party, (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or the Company, or any action taken with respect to this Shareholder Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing, (v) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Obligations, (vi) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy in respect of any of the Secured Obligations against the Company or any other Credit Party under the provisions of the Financing Documents or otherwise, or (vii) any other act or failure to act by any Secured Party which may adversely affect the Pledgor.

                  (b) Pledgor hereby waives: (i) notice of acceptance of this Shareholder Pledge Agreement by the Agent, (ii) notice of the creation, existence, acquisition, extension or renewal of



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any of the Secured Obligations, (iii) notice of the amount of the Secured
Obligations outstanding at any one time, (iv) notice of any default or event of default with respect to any of the Secured Obligations or notice of any other adverse change in the Company's financial condition or means or ability to pay any of the Secured Obligations or perform its obligations or notice of any other fact which might increase the Pledgor's risk hereunder, (v) notice of presentment, demand, protest and notice of dishonor or non-payment as to any of the Secured Obligations, (vi) notice of any acceleration or other demand for payment of any of the Secured Obligations, and (vii) all other notices and demands to which the Pledgor might otherwise be entitled with respect to any of the Secured Obligations. The Pledgor further waives any right the Pledgor may have, by statute or otherwise, to require that the Secured Parties (or any of them) seek recourse first against the Company or any other Credit Party or obligor, or to realize upon any collateral for any of the Secured Obligations other than the Collateral pledged hereunder, as a condition precedent to enforcing the Agent's rights and remedies under this Agreement in the Collateral, and the Pledgor further waives any defense arising by reason of any incapacity or other disability of the Company or by reason of any other defense which the Company may have against the Secured Parties (or any of them) on any of the Secured Obligations. The Pledgor further consents and agrees that, without notice to or consent by the Pledgor and without affecting or impairing this Shareholder Pledge Agreement and the lien, security interest and security title granted hereunder, the Secured Parties may compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Secured Obligations or may refuse to enforce or may release the Company or any of the Credit Parties or any other obligor or any other collateral therefor, or may grant other indulgences to the Company or any of the Credit Parties or any other obligor in respect thereof, or may waive, amend or supplement in any manner the provisions of any document, instrument, guaranty, or agreement relating to or securing any of the Secured Obligations (other than this Shareholder Pledge Agreement) or may release, surrender, exchange, modify or compromise any and all collateral securing any of the Secured Obligations (other than the Collateral) or in which any of the Secured Parties may at any time have a lien, or may refuse to enforce its rights or may make any compromise or settlement or agreement therefor, in respect of any or all of such collateral.

SECTION 15.  EXCULPATION.

                  Notwithstanding anything in this Shareholder Pledge Agreement to the contrary, the Pledgor shall have no personal liability to the Agent or the Lenders under this Shareholder Pledge Agreement for the Secured Obligations or any of the Pledgor's respective covenants, obligations or other liabilities under this Shareholder Pledge Agreement beyond the rights, titles and interests of the Pledgor in the Collateral covered by this Shareholder Pledge Agreement and the Agent and the Lenders shall not sue or otherwise proceed against the Pledgor to collect any deficiency which may remain owing on the Secured Obligations or any of such other covenants, obligations or liabilities after the exercise by the Agent of its rights and remedies hereunder with respect to the Collateral. The foregoing provisions concern only the personal liability of the Pledgor under this Shareholder Pledge Agreement and do not in any manner, and shall not be interpreted or construed to, diminish, affect, impede, impair or otherwise modify in any manner whatsoever the rights, titles and interests of the Agent or any Lender in and to the Collateral under this Shareholder Pledge Agreement, or the pursuit or exercise by the Agent or any Lender of its



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rights and remedies with respect to the Collateral under this Shareholder Pledge
Agreement, the priority and enforceability of the Agent's rights, titles and interests in and to the Collateral under this Agreement, or any other rights or remedies which the Agent or any Lender may have against the Company or any other Credit Party or any other obligor, or any other rights or remedies the the Agent or the Lenders may have against the Company or any other Credit Party under the Credit Agreement or the other Financing Documents.

SECTION 16.  WAIVER OF CERTAIN RIGHTS.

                  The Pledgor expressly postpones, and temporarily waives any right to exercise, any and all rights of subrogation, reimbursement, indemnity, exoneration or contribution or any other claim which the Pledgor may now or hereafter have against the Company or against any property of the Company arising from the existence or enforcement of the Agent's rights and remedies or the Pledgor's obligations and liabilities under this Shareholder Pledge Agreement until the Secured Obligations are indefeasibly paid in full.

SECTION 17.  SUBORDINATION OF THE COMPANY'S OBLIGATIONS TO GUARANTOR.

                 As an independent covenant, the Pledgor hereby expressly covenants and agrees for the benefit of the Agent and the Lenders that all present or future indebtedness, obligations and liabilities of the Company to the Pledgor of whatsoever description (collectively, the "JUNIOR CLAIMS") shall be subordinate and junior in right of payment to all Secured Obligations (collectively, the "SENIOR CLAIMS"), effective upon the occurrence and during the continuance of an Event of Default under the Credit Agreement. If an Event of Default under the Credit Agreement shall occur and be continuing, then, unless and until the Event of Default shall have been cured or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by set-off or otherwise) shall be made by the Company to the Pledgor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by set-off or otherwise) shall be made to the Pledgor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. For the purposes of the previous sentence, a "PROCEEDING" shall occur if the Company shall make an assignment for the benefit of creditors, file a petition in bankruptcy, have entered against or in favor of it an order for relief under the Bankruptcy Code (11 U.S.C. ss.ss. 101 et. seq.), as amended, or similar law of any other jurisdiction, generally fail to pay its debts as they come due (either as to number or amount), admit in writing its inability to pay its debts generally as they mature, make a voluntary assignment for the benefit of creditors, commence any proceeding relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or by any act, indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver of, or trustee or custodian (as defined in the Bankruptcy Code) for itself, or any substantial part of its property, or a trustee or a receiver shall be appointed for the Company or for a substantial part of the property of the Company and such appointment remains in effect for more than sixty (60) days or the

Company shall indicate its consent thereto, approval therefor or acquiescence therein, or a petition under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction (whether now or hereafter in effect) shall be filed against the Company and such petition shall not be dismissed within sixty (60) days after such filing, an order for relief shall be entered in such proceeding, or the Company shall indicate its consent thereto, approval therefor or acquiescence therein. In the event any direct or indirect payment or distribution is made to the Pledgor in contravention of this Section, such payment or distribution shall be deemed received in trust for the benefit of the Agent and the Lenders and shall be immediately paid over to the Agent for application against the Secured Obligations. The Pledgor agrees to execute such additional documents as the Agent may reasonably request to evidence the subordination provided for in this Section.

SECTION 18.  CONCERNING THE AGENT.

                  The provisions of Section 8.05 and Article IX of the Credit Agreement shall inure to the benefit of the Agent in respect of this Shareholder Pledge Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Shareholder Pledge Agreement by the Pledgor.

SECTION 19.  APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 18).

SECTION 20.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgor. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 21.  NOTICES.

                  All notices, communications and distributions hereunder shall be given in accordance with Section 10.03 of the Credit Agreement. With respect to the Pledgor, all such notices, communications and distributions hereunder shall be given to the Pledgor at its address or telecopy or telex number set forth on their signature pages hereof or at such other address or telecopy or telex number as the Pledgor may hereafter specify for the purpose by notice to the Agent and the Company.

SECTION 22.  WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Shareholder Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement, any other Financing Document or this Shareholder Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Shareholder Pledge Agreement, the other Security Documents and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 23.  SUCCESSORS AND ASSIGNS.

                  This Shareholder Pledge Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Shareholder Pledge Agreement shall be binding on the Pledgor and its successors and assigns.

SECTION 24.  CHANGES IN WRITING.

                  Neither this Shareholder Pledge Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgor and the Agent with the consent of the Required Lenders (or in the case of Section 20, all of the Lenders).

SECTION 25.  GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 26.  SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 27.  COUNTERPARTS.

                  This Shareholder Pledge Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Shareholder Pledge Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                                             PLEDGOR:



                                             -----------------------------------
                                             Name:
                                                  ------------------------------

Address for Notices:

---------------------------------------

---------------------------------------

---------------------------------------

Telecopy No. (____) ___________________

Telephone No. (____) __________________


                                             NATIONSCREDIT COMMERCIAL
                                             CORPORATION, AS AGENT



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

SECTION 17 OF THE FOREGOING
AGREEMENT ACKNOWLEDGED
AND AGREED TO:

VISTA HOSPICE CARE, INC.



By:
   ------------------------------------
Title:
      ---------------------------------

                                   SCHEDULE I

                                  PLEDGED STOCK



                                                        NUMBER AND                   PERCENTAGE OF
           NAME OF CORPORATION                       CLASS OF SHARES             SHARES OF SUCH CLASS
           -------------------                       ---------------             --------------------
Vista Hospice Care, Inc.


                                                                       EXHIBIT K



                           BORROWING BASE CERTIFICATE


                  I, ________________, the ____________ of Horizon Medical
Products, Inc. (the "COMPANY"), DO HEREBY CERTIFY, pursuant to the Credit Agreement dated as of July 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT") among the Company, the Lenders referred to therein and NationsCredit Commercial Corporation, as Agent, that attached hereto as Exhibit A is a true and accurate calculation of the Borrowing Base of the Company as of __________, 19__, determined in accordance with the requirements of the Credit Agreement.

                  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                  IN WITNESS WHEREOF, I have signed this certificate as of this ___ day of ____________, 19__.




                                    -----------------------------------------
                                    Name:
                                    Title:

                                    Exhibit A


                                       to

                           BORROWING BASE CERTIFICATE


                           (all numbers in thousands)

                            As at ____________, 19__


          ************************************************************




DOMESTIC ACCOUNTS RECEIVABLE

Gross Domestic Accounts Receivable                                      ________

Less:

(a)      Accounts not denominated in US dollars                ________

(b)      Receivables that do not comply with all applicable    ________
         legal requirements

(c) Receivables subject to an unresolved dispute (to the ________ extent of such dispute)

(d) Receivables payable more than 90 days after the date ________ of the issuance of the original invoice

(e) Receivables that remain unpaid for more than 60 days ________ from the original due date specified in the original invoice

(f)      Unbilled Receivables, and Receivables for unshipped   ________
         goods or services not yet performed

(g)      Receivables arising outside the ordinary course of    ________
         business of the Company

(h)      Receivables for which there has been established a    ________
         contra account, due from an account debtor to whom
         the Company owes a trade payable, or otherwise
         subject to a setoff or counterclaim, but only to the
         extent of such trade payable, setoff or counterclaim

(i)      Receivables not subject to a first priority perfected ________
         Lien under the Security Agreement and Receivables evidenced by an "instrument" (as defined in the Uniform Commercial Code) not in possession of the Agent

(j)      Receivables due from an ineligible account debtor(1)  ________

(k)      Receivables due from an account debtor that the       ________
         Company has not instructed in its invoice to make
         payments on such receivables to the Lockbox Account
         (as defined in the Security Agreement) or from any
         account debtor that makes payments in a form that
         cannot be accepted in the Lockbox Account

(l) Receivables due from an account debtor from whom more ________ than 20% of the aggregate Receivables of the Company are due, but only to the extent of such excess Total
         Ineligible Domestic Receivables


ELIGIBLE DOMESTIC RECEIVABLES                                  $______ X 80% = ______


----------
(1) As used herein, an ineligible account debtor is an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any of its Subsidiaries, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or Affiliate of the Company, (v) that is the United States of America or any department, agency or instrumentality thereof or any state government or any department, agency or political subdivision thereof, unless the Company has complied in all respects with the Federal Assignment of Claims Act of 1940, or any similar provision of applicable state law, or (vi) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired.

FOREIGN SECURED ACCOUNTS RECEIVABLE

Gross Foreign Secured Accounts Receivable                               ________

Less:

(a)      Accounts not denominated in US dollars                ________

(b)      Receivables that do not comply with all applicable    ________
         legal requirements

(c) Receivables subject to an unresolved dispute (to the ________ extent of such dispute)

(d) Receivables payable more than 90 days after the date ________ of the issuance of the original invoice

(e) Receivables that remain unpaid for more than 60 days ________ from the original due date specified in the original invoice

(f)      Unbilled Receivables, and Receivables for unshipped   ________
         goods or services not yet performed

(g)      Receivables arising outside the ordinary course of    ________
         business of the Company

(h)      Receivables for which there has been established a    ________
         contra account, due from an account debtor to whom
         the Company owes a trade payable, or otherwise
         subject to a setoff or counterclaim, but only to the
         extent of such trade payable, setoff or counterclaim

(i)      Receivables not subject to a first priority perfected ________
         Lien under the Security Agreement and Receivables evidenced by an "instrument" (as defined in the Uniform Commercial Code) not in possession of the Agent

(j)      Receivables due from an ineligible account debtor(2)  ________


----------
(2) As used herein, an ineligible account debtor is an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any of its Subsidiaries, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or Affiliate of the Company, or (v) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired.

(k)      Receivables due from an account debtor that the       ________
         Company has not instructed in its invoice to make
         payments on such receivables to the Lockbox Account
         (as defined in the Security Agreement) or from any
         account debtor that makes payments in a form that
         cannot be accepted in the Lockbox Account

(l) Receivables due from an account debtor from whom more ________ than 20% of the aggregate Receivables of the Company are due, but only to the extent of such excess Total
         Ineligible Foreign Secured Receivables

ELIGIBLE FOREIGN SECURED RECEIVABLES                           $______ X 80% = ______


FOREIGN UNSECURED ACCOUNTS RECEIVABLE

Gross Foreign Unsecured Accounts Receivable                             ________

Less:

(a)      Accounts not denominated in US dollars                ________

(b)      Receivables that do not comply with all applicable    ________
         legal requirements

(c) Receivables subject to an unresolved dispute (to the ________ extent of such dispute)

(d) Receivables payable more than 90 days after the date ________ of the issuance of the original invoice

(e) Receivables that remain unpaid for more than 60 days ________ from the original due date specified in the original invoice

(f)      Unbilled Receivables, and Receivables for unshipped   ________
         goods or services not yet performed

(g)      Receivables arising outside the ordinary course of    ________
         business of the Company

(h)      Receivables for which there has been established a    ________
         contra account, due from an account debtor to whom
         the Company owes a trade payable, or otherwise
         subject to a setoff or counterclaim, but only to the
         extent of such trade payable, setoff or counterclaim

(i)      Receivables not subject to a first priority perfected ________
         Lien under the Security Agreement and Receivables evidenced by an "instrument" (as defined in the Uniform Commercial Code) not in possession of the Agent

(j)      Receivables due from an ineligible account debtor(3)  ________

(k)      Receivables due from an account debtor that the       ________
         Company has not instructed in its invoice to make
         payments on such receivables to the Lockbox Account
         (as defined in the Security Agreement) or from any
         account debtor that makes payments in a form that
         cannot be accepted in the Lockbox Account

(l) Receivables due from an account debtor from whom more ________ than 20% of the aggregate Receivables of the Company are due, but only to the extent of such excess Total
         Ineligible Foreign Unsecured Receivables

ELIGIBLE FOREIGN UNSECURED RECEIVABLES                         $______(4) X 50% = ______

----------
(3) As used herein, an ineligible account debtor is an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any of its Subsidiaries, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or Affiliate of the Company, or (v) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired.

(4) Not to exceed $500,000.

INVENTORY

Value (determined at the lower of cost or market on a
basis consistent with that used in the preparation of
the financial statements referred to in Section
6.04(a) of the Credit Agreement) of all Inventory
owned by the Company and located in any jurisdiction
in the United States of America as to which
appropriate UCC financing statements have been filed
naming the Company as "debtor" and the Agent as
"secured party", all net of any amounts payable by
the Company in respect of commissions, processing
fees or other charges                                                   ________

Less:

(i)      Inventory shipped to a provider of services, or to a
         customer, even if on a consignment or "sale or
         return" basis                                         ________

(ii)     Inventory that is subject to a Lien (other than Liens
         created pursuant to the Security Documents)           ________

(iii)    Inventory against which a reserve has been taken      ________

(iv)     Inventory not subject to a perfected first priority
         lien under the Security Agreement, and subject to no
         prior or equal Lien                                   ________

(v)      Inventory not produced in compliance with the
         applicable requirements of the Fair Labor Standards
         Act                                                   ________

(vi)     Supply, scrap or obsolete Inventory and Inventory not
         reasonably marketable                                 ________

Total Ineligible Inventory                                     ________

ELIGIBLE INVENTORY                                             $______ X 50% = ______


BORROWING BASE TOTAL                                           $_______________

                                                                       EXHIBIT L

                                   OPINION OF
                             COUNSEL FOR THE COMPANY

                                    * * * *

                  1. The Security Agreement creates a valid security interest, for the benefit of the Secured Parties, in all the Company's right, title and interest in all Collateral to the extent the UCC is applicable thereto (the "SECURITY INTEREST").

                  2. UCC financing statements and amendments thereto (collectively, the "FINANCING STATEMENTS") have been filed in the filing offices listed in Schedule 7 to the Perfection Certificate (the "FILING JURISDICTIONS"), which are all of the offices in which filings are required to perfect the Security Interest, to the extent the Security Interest may be perfected by filing under the UCC, and no further filing or recording of any document or instrument or other action will be required so to perfect the Security Interest in the Collateral in which a security interest may be perfected by filing a financing statement under the UCC, except that (i) continuation statements with respect to each Financing Statement must be filed in accordance with the UCC;
(ii) additional filings may be necessary if the Company changes its name, identity or corporate structure or the jurisdiction in which its places of business, its chief executive office or the Collateral are located; and (iii) we express no opinion on the perfection of, or need for further filing or recording to perfect, the Security Interest in goods now or hereafter located in any jurisdiction other than the Filing Jurisdictions.

                  3. There are

                  (i) Based on [describe search reports], as of that date of such reports, no UCC financing statements which name the Company as debtor or seller and cover any of the Collateral, other than the Financing Statements, [and the financing statements with respect to Permitted Liens annexed as Schedule 5(A) to the Perfection Certificate], listed in the available records in the UCC filing offices set forth in paragraphs 2 and 3 of the Perfection Certificate, which, based on the information provided to us as to the location of the Collateral, the Company and its books and records, include all of the offices prescribed under the UCC as the offices in which filings should have been made to perfect security interests in the Collateral; and

                  (ii) Based on [describe search reports], as of that date of such reports, no notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or any lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any of the Collateral listed in the available records in the [UCC filing office in state of Company's chief executive office], which is the only office having files which must be searched in order to fully determine the existence of notices of the filing of federal tax liens (filed pursuant to Section 6323 of the Internal

         Revenue Code) on the Collateral and liens of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) on the Collateral.

                  4. The Security Interest validly secures the payment of all future Loans made by the Lenders to the Company, whether or not at the time such Loans are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans, and is perfected to the extent set forth in paragraph 2 above with respect to such future Loans. Insofar as the priority thereof is governed by the UCC, the Security Interest has the same priority with respect to such future Loans as it does with respect to Loans made on the date hereof.

                  Such opinion may contain such assumptions, qualifications and limitations as the opinion of counsel for the Company delivered in connection with the making of the initial Loan under the Credit Agreement.

                                                                       EXHIBIT D


                            FORM OF LOCKBOX AGREEMENT

                                                                      SCHEDULE 6



Description of Collateral

                  All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, and all other property of the Debtor all as more particularly described on Exhibit A attached hereto, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS


                                                                                       Date
Debtor                               Filing Office                 File Number       of Filing
------------------------------------------------------------------------------------------------










-------------------------

*  Indicate lapse date, if other than fifth anniversary.